EXECUTION VERSION UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Defendants, Case No. 22-cv-06935-OEM-SDE STIPULATION AND AGREEMENT OF SETTLEMENT This Stipulation and Agreement of Settlement (the “Stipulation”) is made and entered into by and between: Lead Plaintiffs Delaware Public Employees’ Retirement System (“DPERS”) and Denver Employees Retirement Plan (“DERP” and, together with DPERS, “Lead Plaintiffs”), on behalf of themselves and the Settlement Class (defined below), on one hand, and defendants Rent the Runway, Inc. (“RTR” or the “Company”); defendants Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth (the “Individual Defendants” and, together with RTR, the “RTR Defendants”); and defendants Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler &

2 Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC (the “Underwriter Defendants” and, together with the RTR Defendants, the “Defendants” and, together with Lead Plaintiffs, the “Parties”), on the other, and embodies the terms and conditions of the settlement of the above- captioned action (the “Action”). WHEREAS: A. All words or terms used herein that are capitalized shall have the meaning ascribed to those words or terms herein and in ¶1 hereof entitled “Definitions.” B. On November 14, 2022, this Action was commenced as a securities class action in the United States District Court for the Eastern District of New York (the “Court”) asserting claims under Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”) for alleged misstatements and omissions in the offering documents for RTR’s October 27, 2021 initial public offering (the “IPO”). ECF No. 1. C. RTR’s common stock was registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to a registration statement filed with the SEC on Form S-1, which, following amendments, was declared effective by the SEC on October 26, 2021 (the “Form S-1”). On October 27, 2021, RTR filed with the SEC the final prospectus (the “Prospectus”), which forms part of the registration statement (the Prospectus and Form S-1, as amended, are referred to collectively as the “Offering Documents”). D. On November 14, 2022, notice of the Action was published pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”), notifying eligible purchasers of RTR’s common stock about their right to move for appointment as lead plaintiff.

3 E. On June 8, 2023, the Court appointed DPERS and DERP as Lead Plaintiffs and approved its selection of Labaton Sucharow LLP, now known as Labaton Keller Sucharow LLP (“Labaton”), as Lead Counsel. ECF No. 38. F. On August 21, 2023, Lead Plaintiffs filed the Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Amended Complaint”) asserting claims against all Defendants under Sections 11 and 12(a)(2) of the Securities Act, and against the Individual Defendants under Section 15 of the Securities Act. ECF No. 59. In particular, the Amended Complaint alleged that the Offering Documents filed in connection with the IPO contained three categories of allegedly materially false and misleading statements and omissions with respect to: (1) demand for the Company’s subscriptions (the “Demand Statement Allegations”); (2) the Company’s shipping costs (the “Shipping Cost Statement Allegations”); and (3) thefts of and insurance coverage for Company’s inventory (the “Theft and Insurance Statement Allegations”). G. On September 1, 2023, Lead Plaintiffs filed a motion seeking leave to file a Corrected Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Complaint”), in order to correct typographical errors in the Amended Complaint. ECF No. 60. On September 5, 2023, the Court granted Lead Plaintiffs’ motion and Lead Plaintiffs filed the Complaint. ECF No. 61. Aside from correcting typographical errors, the Complaint’s allegations were identical to those in the Amended Complaint and the Complaint is the operative complaint in the Action. Id. H. On October 20, 2023, Defendants served a motion to dismiss the Complaint on Lead Plaintiffs (the “Motion to Dismiss”). On December 19, 2023, Lead Plaintiffs served an opposition to the Motion to Dismiss on Defendants and Defendants in turn served a reply brief in

4 further support of their Motion to Dismiss on February 23, 2024. The foregoing briefs and their supporting papers were filed with the Court on February 23, 2024. ECF Nos. 69–74. I. On September 25, 2024, the Court entered its Opinion and Order granting in part and denying in part the Motion to Dismiss (the “MTD Opinion”). ECF No. 77. The MTD Opinion granted the Motion to Dismiss the Complaint’s claims based upon the Demand Statement Allegations and claims based on Items 303 and 105 of SEC Regulation S-K (except to the extent the Complaint’s Item 303 claim was based on the Theft and Insurance Statement Allegations) and denied the Motion to Dismiss the Complaint’s claims based on the Shipping Cost Statement Allegations and Theft and Insurance Statement Allegations. J. On October 9, 2024, Defendants served on Lead Plaintiffs a Motion for Reconsideration of Order Denying in Part Defendants’ Motion to Dismiss or, Alternatively, Certification under 28 U.S.C. §1292(b) (the “Reconsideration Motion”). On October 23, 2024, Lead Plaintiffs served on Defendants an opposition to the Reconsideration Motion and Defendants in turn served a reply brief in further support of the Reconsideration Motion on October 30, 2024. The foregoing briefs and their supporting papers were filed with the Court on October 30, 2024. ECF Nos. 83–85. K. On November 19, 2024, the Defendants moved to vacate the deadline by which they needed to answer the Complaint and to stay discovery and other proceedings while the Reconsideration Motion was pending (the “Stay Motion”). ECF No. 87. On December 2, 2024, Lead Plaintiffs filed their opposition to the Stay Motion (ECF No. 88), and on December 3, 2024, Defendants filed their reply in further support of the Stay Motion. ECF No. 89. L. On April 7, 2025, the Court held a telephonic status conference with Lead Plaintiffs and Defendants (the “Parties”) to hear oral argument on the Stay Motion. The Court took the Stay

5 Motion under advisement and encouraged the Parties to meet and confer to discuss a phased discovery approach while the Reconsideration Motion remained pending. M. In May 2025, Lead Counsel and counsel for the RTR Defendants began discussing the possibility of exploring a mediated resolution of the Action. To facilitate those discussions and subsequently assist them in reaching a potential negotiated resolution of the Action’s claims against all Defendants, Lead Plaintiffs and the RTR Defendants engaged Jed D. Melnick, Esq. of JAMS (the “Mediator”), a well-respected and experienced mediator. N. On May 16, 2025, the Court entered an order granting in part and denying in part the Stay Motion. ECF No. 93. Defendants’ time to answer the Complaint was held in abeyance while the Reconsideration Motion was pending, and the Parties were directed to meet and confer to exchange initial disclosures, to discuss approaches to the first phase of discovery that would limit the burden on Defendants, and to identify what particularized discovery was needed to preserve evidence. Id. The Court ordered the Parties to file a proposed initial discovery plan by May 30, 2025. Id. On May 30, 2025, the Parties filed a Proposed Scheduling Order (ECF No. 96), which was adopted by the Court on June 3, 2025. The parties exchanged initial disclosures and completed the first phase of discovery between June and August 2025. O. On September 12, 2025, the Court entered its Opinion and Order granting in part and denying in part the Reconsideration Motion (the “Reconsideration Opinion”). ECF No. 100. The Court’s Reconsideration Opinion granted the Reconsideration Motion as to the Theft and Insurance Statement Allegations and denied it as to the Shipping Cost Statement Allegations. Id. P. On October 6, 2025, the Defendants filed their Answers to the Complaint, denying all allegations of wrongdoing or damages and asserting affirmative defenses. ECF Nos. 105–106. Amended Answers were filed on October 24, 2025. ECF Nos. 116–119.

6 Q. On October 16, 2025, pursuant to the Court’s Individual Practices and Rules, Defendants filed a letter motion seeking a pre-motion conference for their anticipated motion for judgment on the pleadings pursuant to Fed. R. Civ. P. 12(c) (the “12(c) Motion”). ECF No. 110. On October 23, 2025, Lead Plaintiffs filed their response in opposition to the letter motion. ECF No. 113. On October 24, 2025, the Court entered a text order setting a briefing schedule for Defendants’ 12(c) Motion. R. On September 8, 2025, representatives of Lead Plaintiffs, Lead Counsel, representatives of RTR, and counsel for the RTR Defendants participated in an in-person mediation session with the Mediator in an attempt to reach a settlement. In advance of that session, the Lead Plaintiffs and the RTR Defendants submitted to the Mediator and exchanged detailed mediation statements, which addressed both liability and damages issues. After extensive arm’s length negotiations, Lead Plaintiffs and the RTR Defendants were unable to reach an agreement to settle the Action. S. Lead Counsel and counsel for the RTR Defendants continued discussions with the Mediator following the session to explore the possibility of a settlement. T. On November 4, 2025, Magistrate Judge Eichenholtz held a conference with the Parties to discuss whether a discovery stay should remain in effect while Defendants’ 12(c) Motion was pending. After briefing by the Parties on whether or not a stay should remain in effect and what, if any, particularized discovery necessary to preserve evidence or prevent undue prejudice should proceed (ECF Nos. 122, 124), on December 3, 2025, the Magistrate Judge found that a stay of discovery in its entirety was not warranted and ordered a limited “second phase” of discovery to proceed while Defendants’ 12(c) Motion to dismiss remained pending (ECF No. 127, the “December 3, 2025 Order”).

7 U. On November 23, 2025, Defendants served on Lead Plaintiffs their opening brief in support of their 12(c) Motion. On December 23, 2025, Lead Plaintiffs served on Defendants an opposition to the 12(c) Motion and Defendants in turn served a reply brief in further support of the 12(c) Motion on January 12, 2026. The foregoing briefs and their supporting papers were filed with the Court on January 12, 2026. ECF Nos. 129–131, 133, 135. V. Between January and May of 2026, the Parties exchanged limited discovery pursuant to the December 3, 2025 order and subsequent orders entered by the Magistrate Judge on February 13 and March 3, 2026. This included documents produced by the Defendants regarding (i) traceability issues, (ii) agreements between RTR and its third-party shipping vendors that were in place in 2020 and 2021, and (iii) certain communications regarding shipping agreements between RTR and its shipping vendors. This also included documents produced by Lead Plaintiffs concerning (i) their transactions in RTR’s common stock and (ii) certain documents reflecting their investment advisors’ analysis, review, or study of RTR’s common stock and rationale for investing in RTR on Plaintiffs’ behalf. In addition to certain document preservation subpoenas, the Parties served a third-party subpoena on the Depository Trust & Clearing Corporation to acquire traceability-related documents. Lead Plaintiffs reviewed a total of 27,200 pages of documents produced by the Defendants and third parties. W. On July 7, 2026, representatives of Lead Plaintiffs, Lead Counsel, representatives of RTR, and counsel for the RTR Defendants participated in a second in-person mediation session before the Mediator. In advance of that session, the Lead Plaintiffs and the RTR Defendants submitted to the Mediator supplemental mediation statements. At the conclusion of that mediation session, the Lead Plaintiffs and the RTR Defendants reached an agreement in principle as to certain

8 aspects of terms of an ultimate agreement to settle the Action against all Defendants and agreed to continue negotiations. X. Following those negotiations, the Parties came to an agreement as to this Stipulation. This Stipulation (together with the exhibits hereto) reflects the final and binding agreement between the Parties. Y. Lead Plaintiffs, through Lead Counsel, represent that they conducted an extensive investigation into the claims and the underlying events and transactions alleged in the Action. Based upon their investigation, prosecution, and mediation of the case, and taking into consideration the immediate monetary benefit the Settlement Class Members will receive from the Settlement, weighed against the significant risks of continued litigation and trial, Lead Plaintiffs and Lead Counsel have concluded that the terms and conditions of this Settlement, as embodied herein, are fair, reasonable, and adequate to Lead Plaintiffs and to the other Settlement Class Members, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and conditions of this Settlement. Z. Throughout this Action, Defendants expressly have denied, and continue to deny, any fault, liability, or wrongdoing of any kind and that the evidence developed supports in any way the claims asserted. Defendants also have denied and continue to deny each and every one of the allegations, claims and contentions alleged in the Complaint. Defendants also have denied and continue to deny, among other things, each and all of the claims alleged by Lead Plaintiffs in the Action, including, without limitation, any liability arising out of any of the allegations, transactions, facts, matters or occurrences, representations, or omissions that were alleged, or that could have been alleged, in the Action. Defendants also have denied, and continue to deny, among other things, that the Offering Documents contained any misstatements or omissions giving rise to

9 any liability under the Securities Act or otherwise. Defendants also have denied, and continue to deny, among other allegations, that Lead Plaintiffs or any Settlement Class Members were harmed or suffered any loss or damages as a result of any of the conduct alleged in the Action or that could have been alleged as part of the Action, including the conduct alleged in the Complaint. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Action. AA. Defendants are entering into this Stipulation and Settlement solely to eliminate the uncertainty, burden, and expense of further litigation. Defendants have taken into account the expense, risks, and uncertainty inherent in any litigation and Defendants have determined that it is desirable and beneficial to them that the Action be settled in the manner and upon the terms and conditions set forth in this Stipulation. The Stipulation, whether or not consummated, any proceedings relating to any settlement or any of the terms of any settlement, whether or not consummated, shall in no event be construed as, or deemed to be evidence of, an admission or concession on the part of any Defendant with respect to any fact or matter alleged in the Action, or any claim of fault or liability or wrongdoing or damage whatsoever, or any infirmity in any defense that Defendants have or could have asserted. NOW THEREFORE, without any concession by Lead Plaintiffs that the Action lacks merit, and without any admission or concession by Defendants of any fault, damages, liability or wrongdoing or lack of merit in any of their defenses, it is hereby STIPULATED AND AGREED, by and among the Parties to this Stipulation, through their respective attorneys, subject to approval by the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure and the PSLRA, that, in consideration of the benefits flowing to the Parties hereto, all Released Plaintiffs’ Claims (defined below) and all Released Defendants’ Claims (defined below), as against all Released

10 Parties (defined below), shall be fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice, and without costs, upon and subject to the following terms and conditions: DEFINITIONS 1. As used in this Stipulation, the following terms shall have the meanings set forth below. In the event of any inconsistency between any definition set forth below and any definition in any other document related to the Settlement, the definition set forth below shall control. (a) “Action” means the civil action captioned Sharma v. Rent the Runway, Inc., et al., No. 1:22-CV-6935, pending in the United States District Court for the Eastern District of New York before the Honorable Orelia E. Merchant. (b) “Alternate Judgment” means a form of final judgment that may be entered by the Court herein but in a form other than the form of Judgment provided for in this Stipulation and where none of the Parties hereto elects to terminate this Settlement by reason of such variance. (c) “Authorized Claimant” means a Settlement Class Member who submits a Claim to the Claims Administrator that is accepted for payment. (d) “Cash Settlement Amount” means six million U.S. dollars ($6,000,000.00) in cash. (e) “Cash Settlement Fund” means the Cash Settlement Amount and any cash amounts, if paid, deemed to be included under ¶¶6–8 of this Stipulation, plus any and all interest earned thereon. (f) “Claim Form” or “Proof of Claim Form” means the form, substantially in the form attached hereto as Exhibit 2 to Exhibit A, that a Claimant must complete and submit should that Claimant seek to share in a distribution of the Net Settlement Fund.

11 (g) “Claimant” means a Person who submits a Claim Form to the Claims Administrator in connection with the Settlement. (h) “Claims Administrator” means the firm to be retained by Lead Counsel, subject to Court approval, to provide all notices approved by the Court to potential Settlement Class Members, to process Proof of Claim and Release forms, and to administer the Settlement. (i) “Class Settlement Shares” means the Settlement Shares, less any Settlement Shares awarded to Lead Counsel for attorneys’ fees. (j) “Complaint” means the Corrected Amended Class Action Complaint for Violations of the Federal Securities Laws filed in the Action on September 5, 2023. (k) “Court” means the United States District Court for the Eastern District of New York. (l) “Defendants” means the RTR Defendants and the Underwriter Defendants. (m) “Defendants’ Counsel” means RTR’s Counsel and Underwriter Defendants’ Counsel. (n) “DERP” means Denver Employees Retirement Plan. (o) “DPERS” means Delaware Public Employees’ Retirement System. (p) “Effective Date” means the date upon which the Settlement shall have become effective, as set forth in ¶40. (q) “Escrow Account” means the separate escrow account controlled by Lead Counsel and maintained at Citibank, N.A. (Private Bank), wherein the Cash Settlement Amount, plus the net cash proceeds from the sale of any Class Settlement Shares, shall be deposited and held for the benefit of the Settlement Class pursuant to this Stipulation and subject to the jurisdiction of the Court.

12 (r) “Escrow Agent” means Lead Counsel. (s) “Fee and Expense Application” means Lead Counsel’s application for an award of attorneys’ fees and payment of Litigation Expenses incurred in prosecuting the case, including any costs and expenses of Lead Plaintiffs pursuant to the PSLRA. (t) “Final,” with respect to a court order, including a judgment, means the later of: (i) if there is an appeal from a court order the date of final affirmance on appeal and the expiration of the time for any further judicial review whether by appeal, reconsideration, or a petition for a writ of certiorari and, if certiorari is granted, the date of final affirmance of the order following review pursuant to the grant; or (ii) the date of final dismissal of any appeal from the order or the final dismissal of any proceeding on certiorari to review the order; or (iii) the expiration of the time for the filing or noticing of any appeal or petition for certiorari from the order (or, if the date for taking an appeal or seeking review of the order, shall be extended beyond this time by order of the issuing court, by operation of law or otherwise, or if such extension is requested, the date of expiration of any extension if any appeal or review is not sought), without any such filing or noticing being made. However, approval of Stipulation and entry of Judgement thereon pursuant to Rule 54(b) is not conditioned on and need not await any ruling by the Court pertaining solely to the Plan of Allocation of the Net Settlement Fund, or award of attorneys’ fees or expenses; and any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to the Plan of Allocation of the Net Settlement Fund (as submitted or subsequently modified), the Court’s award of attorneys’ fees or expenses, or the procedures for determining Authorized Claimants’ recognized claims shall not in any way delay or affect the time set forth above for the Judgment or Alternative Judgment to become Final or otherwise preclude the Judgment or Alternative Judgment from becoming Final.

13 (u) “Immediate Family Members” means, as set forth in 17 C.F.R. § 229.404, children, stepchildren, parents, stepparents, Spouses, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, and sisters-in-law. “Spouse” as used in this definition means a husband, a wife, or a partner in a state-recognized domestic partnership, civil union, or marriage. (v) “Individual Defendants” means Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth. (w) “Investment Vehicle” means any investment company or pooled investment fund, including but not limited to, mutual fund families, exchange-traded funds, fund of funds, private equity funds, real estate funds, and hedge funds, in which the Underwriter Defendants, or any of them, have, has or may have a direct or indirect interest, or as to which any of their affiliates may act as an investment advisor, general partner, or managing member, but in which any Underwriter Defendant alone or together with its, his or her respective affiliates is not a majority owner or does not hold a majority beneficial interest. (x) “Judgment” means the proposed judgment to be entered by the Court approving the Settlement, substantially in the form attached hereto as Exhibit B. (y) “Lead Counsel” means the law firm of Labaton Keller Sucharow LLP, formerly known as Labaton Sucharow LLP. (z) “Lead Plaintiffs” means DPERS and DERP. (aa) “Litigation Expenses” means costs and expenses incurred in connection with commencing, prosecuting, and settling the Action (which may include the costs and expenses of Lead Plaintiffs directly related to their representation of the Settlement Class pursuant to the

14 PSLRA), for which Lead Counsel intends to apply to the Court for payment from the Settlement Fund. (bb) “Mediator” means Jed D. Melnick, Esq. of JAMS. (cc) “Net Settlement Fund” means the Settlement Fund (including, if applicable, the net cash proceeds from the sale of any Class Settlement Shares deposited into the Escrow Account, in accordance with ¶8(c)(i), as well as accrued interest thereon, and any Class Settlement Shares that Lead Counsel has been unable to sell) less: (i) Court-awarded attorneys’ fees and expenses; (ii) Notice and Administration Expenses; (iii) Taxes; and (iv) any other fees or expenses approved by the Court. (dd) “Notice” means the Notice of Pendency of Class Action, Proposed Settlement, and Motion for Attorneys’ Fees and Expenses to be sent to Settlement Class Members, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit 1 to Exhibit A hereto. (ee) “Notice and Administration Costs” means all costs, fees, and expenses incurred by the Claims Administrator and/or Lead Counsel in connection with providing notices to the Settlement Class and administering the Settlement, including but not limited to: (i) providing notice of the proposed Settlement by mail, publication, and other means to Settlement Class Members; (ii) receiving and reviewing claims; (iii) applying the Plan of Allocation; (iv) communicating with Persons regarding the proposed Settlement and claims administration process; (v) distributing the proceeds of the Settlement; and (vi) fees and expenses incurred in connection with the Escrow Account, the Securities Brokerage Account, the distribution or sale of Settlement Shares, and the investment of the Settlement Fund.

15 (ff) “Offering Documents” means the documents filed by RTR with the SEC in connection with the IPO, including a registration statement on Form S-1 filed with the SEC on October 4, 2021 and subsequently amended, which was declared effective by the SEC on October 26, 2021, and a final prospectus on Form 424(b)(4), which forms part of the registration statement, filed with the SEC on October 27, 2021. (gg) “Parties” means Lead Plaintiffs and Defendants. (hh) “Person(s)” means any individual, corporation (including all divisions and subsidiaries), general or limited partnership, association, joint stock company, joint venture, limited liability company or corporation, professional corporation, estate, legal representative, trust, trustee, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity. (ii) “Plan of Allocation” means the proposed Plan of Allocation of Net Settlement Fund, which, subject to the approval of the Court, shall be substantially in the form described in the Notice. (jj) “Postcard Notice” means the postcard notice of the pendency of the Action, the Settlement, and motion for attorneys’ fees and expenses to be sent to Settlement Class Members, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit A-4. (kk) “Preliminary Approval Order” means the proposed Order Granting Preliminary Approval of Class Action Settlement, Approving Form and Manner of Notice, and Setting Date for Hearing on Final Approval of Settlement, which, subject to the approval of the Court, shall be substantially in the form attached hereto as Exhibit A.

16 (ll) “Related Parties (or Party)” means any and all of each of a Defendant’s past, present, and future parents, subsidiaries, predecessors, successors, divisions, investment funds, joint ventures and general or limited partnerships, and each of their respective current or former officers, directors, trustees, partners, members, contractors, auditors, accountants, financial advisors, investment bankers, underwriters, insurers or reinsurers, employees, principals, agents, shareholders, equity holders, joint venturers, managers, managing directors, supervisors, consultants, experts, indemnitors, receivers, managing agents, employees, and attorneys, each in their respective capacity as such, as well as each of the Individual Defendants’ Immediate Family Members, heirs, executors, personal or legal representatives, estates, beneficiaries, legatees, devisees, spouses, predecessors, successors, and assigns. (mm) “Released Defendants’ Claims” mean all claims and causes of action of any nature and description, including both known claims and Unknown Claims (as defined below), whether arising under federal, state, common, or foreign law, that Defendants could have asserted against any of the Released Plaintiff Parties that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Action, except for claims relating to the enforcement of the Settlement or any claims against any Person who submits a request for exclusion that is accepted by the Court. (nn) “Released Defendant Parties (or Party)” means Defendants and each and all of their Related Parties and Defendants’ Counsel. (oo) “Released Parties (or Party)” means the Released Defendant Parties and the Released Plaintiff Parties. (pp) “Released Plaintiffs’ Claims” means any and all claims, rights and causes of action of every kind, nature, or description whatsoever, duties, obligations, demands, actions,

17 debts, sums of money, suits, contracts, agreements, promises, judgments, matters, issues, losses, damages and liabilities, whether known or Unknown (defined below), suspected or unsuspected, contingent or absolute, mature or not mature, liquidated or unliquidated, accrued or not accrued, concealed or hidden, direct or indirect, regardless of legal or equitable theory and whether arising under federal, state, common, or foreign law, rule, or regulation, that Lead Plaintiffs or any other member of the Settlement Class or the Releasing Plaintiff Parties asserted in the Action or could have asserted in the Action, or have or could in the future assert in any other forum, whether foreign or domestic, and that arise out of or are based upon, concern, or relate directly or indirectly to, in any way, both: (1) the allegations, transactions, facts, matters or occurrences, representations, or omissions involved, set forth, alleged or referred to in the complaints filed in the Action, or which could have been alleged in this Action (including, without limitation, any alleged misstatements or omissions by any RTR Defendants concerning RTR’s financial performance, business, operations, or strategy from the time of the IPO through and including September 12, 2022), and (2) the purchase, acquisition, sale, holding or disposition of RTR’s publicly traded Class A common stock pursuant and/or traceable to the Offering Documents for RTR’s IPO or during the time period from October 27, 2021 through September 12, 2022, inclusive. For the avoidance of doubt, the Released Plaintiffs’ Claims shall not include: (i) claims to enforce the Settlement; (ii) claims in any shareholder derivative action or demands, including Bandyopadhyay v. Hyman, et al., No. 24-cv-7321 (E.D.N.Y.); (iii) claims asserted by any regulatory or governmental authority in connection with any currently ongoing investigation or proceeding, if any exist; or (iv) any claims of Persons who submit a request for exclusion that is accepted by the Court.

18 (qq) “Released Plaintiff Parties (or Party)” means each and every Settlement Class Member, Lead Plaintiffs, Lead Counsel, and each of their respective past or present trustees, officers, directors, partners, employees, affiliates, contractors, principals, agents, attorneys, predecessors, successors, assigns, insurers, parents, subsidiaries, general or limited partners or partnerships, and limited liability companies; and the Spouses, members of the Immediate Families, representatives, and heirs of any Released Plaintiff Party who is an individual, as well as any trust of which any Released Plaintiff Party is the settlor or which is for the benefit of any of their Immediate Family members, each in their respective capacity as such. Released Plaintiff Parties does not include any Person who timely and validly seeks exclusion from the Settlement Class. (rr) “Releasing Plaintiff Parties (or Party)” means each and every Settlement Class Member, Lead Plaintiffs, and each of their respective current and former direct and indirect parents, subsidiaries, predecessors, successors, assigns, officers, directors, principals, partners, members, heirs, estates, trustees, administrators, and legal representatives, each in their respective capacity as such. Releasing Plaintiff Parties does not include any Person who timely and validly seeks exclusion from the Settlement Class. (ss) “RTR” or the “Company” means Rent the Runway, Inc. (tt) “RTR’s Counsel” means Freshfields US LLP, counsel for the RTR Defendants. (uu) “RTR Defendants” means RTR and the Individual Defendants. (vv) “SEC” means the U.S. Securities and Exchange Commission. (ww) “Securities Brokerage Account” means the securities brokerage account that Lead Counsel will designate as the recipient of the Settlement Shares.

19 (xx) “Settlement” means the settlement between Lead Plaintiffs, on behalf of the Settlement Class, and Defendants on the terms and conditions set forth in this Stipulation. (yy) “Settlement Amount” means a total consideration equal to nine million U.S. dollars ($9,000,000.00) in value as determined in accordance with ¶¶6–8 of this Stipulation, consisting of the Cash Settlement Amount and the Stock Component Amount. (zz) “Settlement Class” means all persons and entities who or which purchased or acquired the publicly traded Class A common stock of RTR pursuant and/or traceable to the Offering Documents for RTR’s IPO and were damaged thereby. Excluded from the Settlement Class are: (i) Defendants; (ii) Immediate Family Members of any Individual Defendant; (iii) any person who was an officer, director, or control person of RTR or the Underwriter Defendants, at all relevant times; (iv) any firm, trust, corporation, or other entity in which any excluded person or entity has or had a controlling interest and/or beneficial interest; (v) parents, affiliates, or subsidiaries of RTR or the Underwriter Defendants; (vi) RTR’s employee retirement and benefit plan(s) and their participants or beneficiaries, to the extent they made purchases or acquisitions through such plan(s); (vii) the legal representatives, heirs, successors, or assigns of any excluded person or entity, each in their respective capacity as such; and (viii) any persons or entities who or which exclude themselves by submitting a timely and valid request for exclusion that is accepted by the Court. However, notwithstanding the exclusions listed above, any “Investment Vehicle” shall not be excluded from the Settlement Class and shall not be deemed an excluded person or entity. (aaa) “Settlement Class Member” or “Class Member” means each person and entity who or which is a member of the Settlement Class.

20 (bbb) “Settlement Hearing” means the hearing to be held by the Court to determine whether (i) the proposed Settlement is fair, reasonable, and adequate and should be approved; (ii) the Plan of Allocation is fair, reasonable, and adequate; and (iii) Lead Counsel’s request for an award of attorneys’ fees and Litigation Expenses on behalf of Lead Counsel, including an award to Lead Plaintiffs pursuant to the PSLRA, is reasonable and should be approved. (ccc) “Settlement Fund” means the Cash Settlement Fund, the Settlement Shares, any cash paid in lieu of Settlement Shares, any net proceeds from the sale of Settlement Shares, and any interest or income earned thereon. (ddd) “Settlement Shares” means the number of freely tradable shares of RTR Class A common stock, or common stock of any successor issuer, that equates to at least the Stock Component Amount less any portion which RTR (or its successor) pays in cash, as determined in accordance with ¶8 of this Stipulation. (eee) “Stipulation” means this Stipulation and Agreement of Settlement. (fff) “Stock Component Amount” means three million dollars ($3,000,000.00). (ggg) “Summary Notice” means the Summary Notice of Pendency of Class Action, Proposed Settlement, and Motion for Attorneys’ Fees and Expenses for publication, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit 3 to Exhibit A. (hhh) “Taxes” mean all federal, state, or local taxes of any kind on any income earned by the Settlement Fund and the expenses and costs incurred in connection with the taxation of the Settlement Fund (including, without limitation, interest, penalties and the reasonable expenses of tax attorneys and accountants).

21 (iii) “Underwriter Defendants” means Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC. (jjj) “Underwriter Defendants’ Counsel” means Willkie Farr & Gallager LLP, counsel for the Underwriter Defendants. (kkk) “Unknown Claims” means (i) any and all Released Plaintiffs’ Claims against Released Defendant Parties which Lead Plaintiffs, or any Settlement Class Members or Releasing Plaintiff Parties, do not know or suspect to exist in his, her, or its favor as of the Effective Date which, if known by such party, might have affected such party’s decision(s) with respect to the Settlement, including the decision to object to the terms of the Settlement or to exclude himself, herself, or itself from the Settlement Class and (ii) any and all Released Defendants’ Claims that any Defendant does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Plaintiff Parties, which if known by such party might have affected such party’s decision(s) with respect to the Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, by operation of the Judgment or Alternative Judgment, upon the Effective Date, Lead Plaintiffs and Defendants shall have expressly waived, and each other Settlement Class Member and Releasing Plaintiff Party shall be deemed to have waived, and by operation of the Judgment or Alternative Judgment shall have, to the fullest extent permitted by law, expressly waived and relinquished any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States or foreign law, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides:

22 A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Lead Plaintiffs, other Settlement Class Members or Releasing Plaintiff Parties, or Defendants may hereafter discover facts, legal theories, or authorities in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Plaintiffs’ Claims and the Released Defendants’ Claims, but Lead Plaintiffs and Defendants shall expressly, fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and each Settlement Class Member and Releasing Plaintiff Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the Effective Date and by operation of the Judgment or Alternative Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Plaintiffs’ Claims and Released Defendants’ Claims as applicable, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. Lead Plaintiffs and Defendants acknowledge, and other Settlement Class Members and Releasing Plaintiff Parties by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” in the definition of Released Plaintiffs’ Claims and Released Defendants’ Claims was separately bargained for and was a material element of the Settlement. SCOPE AND EFFECT OF SETTLEMENT 2. The obligations incurred pursuant to this Stipulation are: (i) subject to approval by the Court and the Judgment, or Alternative Judgment, reflecting such approval becoming Final;

23 and (ii) in full and final disposition of the Action with respect to the Released Parties and any and all Released Plaintiffs’ Claims and Released Defendants’ Claims. 3. By operation of the Judgment or Alternative Judgment, as of the Effective Date, Lead Plaintiffs and each and every other Settlement Class Member and each Releasing Plaintiff Party, in their capacities as such, shall be deemed to have, and by operation of the Judgment or Alternative Judgment shall have, (i) fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice each and every one of the Released Plaintiffs’ Claims against each and every one of the Released Defendant Parties, (ii) covenanted not to sue any Released Defendant Parties with respect to all such Released Plaintiffs’ Claims, and (iii) shall forever be barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting, or maintaining any action or other proceeding, in any forum, asserting any and all of the Released Plaintiffs’ Claims against any and all of the Released Defendant Parties, whether or not a Settlement Class Member executes and delivers a Claim Form or shares in the Net Settlement Fund. 4. By operation of the Judgment or Alternative Judgment, as of the Effective Date, Defendants, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, legal representatives, estates, predecessors, successors, and assigns, in their capacities as such, shall be deemed to have, and by operation of the Judgment or Alternative Judgment shall have, (i) fully, finally, and forever compromised, settled, released, resolved, relinquished, and waived each and every one of the Released Defendants’ Claims against each and every one of the Released Plaintiff Parties, (ii) covenanted not to sue any Released Plaintiff Party with respect to all such Released Defendants’ Claims, and (ii) shall forever be barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting or maintaining

24 any action or other proceeding, in any forum, asserting any and all of the Released Defendants’ Claims against any and all of the Released Plaintiff Parties. THE SETTLEMENT CONSIDERATION 5. Total Settlement Consideration. In consideration of the settlement of the claims in the Action against Defendants and the release specified in ¶¶3-4 above, all of which the Parties agree are good and valuable consideration, RTR will provide or cause to be provided to the Settlement Class total consideration with an aggregate value of nine million U.S. dollars ($9,000,000), which will consist of the Cash Settlement Amount paid in cash and the Stock Component Amount paid in freely tradable shares of RTR Class A common stock, or common stock of any successor issuer; provided, however, that RTR shall have the sole and exclusive option to pay the full value of the Stock Component Amount, or any part thereof, in cash as set forth in ¶7. For the avoidance of doubt, no Defendant other than RTR shall pay, or be liable to pay, any part of the Settlement Amount or the fees and costs specified in this Stipulation as obligations to RTR. 6. Payments of Cash Settlement Amount. RTR shall pay or cause to be paid by wire transfer(s) or check(s) one million and seven hundred and fifty thousand U.S. dollars ($1,750,000) of the Cash Settlement Amount (the “First Cash Payment”) into the Escrow Account within thirty (30) calendar days after the later of: (i) entry of an order preliminarily approving the Settlement; or (ii) receipt by RTR’s Counsel of all information necessary to effectuate a transfer of funds, including, but not limited to, complete mailing instructions or wire instructions, payment address, the bank name and ABA routing number, SWIFT code, account name and number, a signed W-9 for the current fiscal year reflecting the taxpayer identification number for the Settlement Fund and the name and phone number of a contact person for oral verification of

25 payment instructions. The balance of the Cash Settlement Amount (the “Second Cash Payment”) shall be paid as follows: (a) The Second Cash Payment shall be paid no later than seven (7) calendar days before the Final Approval Hearing; provided, however, that in no event shall the Second Cash Payment be due, payable, or paid before November 2, 2026. (b) The Parties agree to cooperate to have the Court schedule the Settlement Hearing at the Court’s earliest convenience between November 9, 2026 and December 31, 2026, inclusive, or if the Court does not schedule the Settlement in that period, then as soon thereafter as possible. Lead Counsel shall inform RTR’s Counsel in writing promptly upon the Escrow Account’s receipt of any portion of the Cash Settlement Amount. 7. Cash Substitution Right: RTR shall have the option, at any time up to and including the issuance and delivery deadline for the Settlement Shares provided in ¶8, to satisfy all or any portion of the Stock Component Amount in cash (with any such cash substitution reducing the number of Settlement Shares based on the per share value of the Settlement shares determined as of the Valuation Date). Any cash paid in lieu of Settlement Shares shall be deposited into the Escrow Account and treated as part of the Settlement Fund for all purposes. 8. Issuance and Delivery of Settlement Shares. Except for as provided for in ¶8(a), no later than ten (10) business days after the date of entry by the Court of the Judgment or Alternate Judgment finally approving the Settlement, and notwithstanding the existence of any timely filed objections to the Settlement, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, RTR shall, at its expense (except for any fees charged by the Securities Brokerage Account), issue, or cause to be issued, the Settlement Shares and shall cause the Settlement Shares to be delivered in book-entry form to the Securities Brokerage Account in

26 accordance with written instructions from Lead Counsel. Lead Counsel shall inform RTR’s Counsel in writing promptly upon the Securities Brokerage Account receipt of any portion of the Settlement Shares. The following terms and conditions shall apply to the issuance and delivery of the Settlement Shares: (a) The number of Settlement Shares that shall be issued will be determined on the date of entry of the Judgment or Alternate Judgment finally approving the Settlement (the “Valuation Date”) and will be calculated by dividing the Stock Component Amount, less any portion which RTR (or its successor) pays in cash, by the volume weighted average daily adjusted closing price of RTR Class A common stock on The Nasdaq Global Market (or on the national securities exchange or market on which RTR Class A common stock is then listed or quoted) over the fifteen (15) trading days immediately preceding the Valuation Date; provided, however, that the number of Settlement Shares issued shall be rounded up to the nearest whole share; provided further that the total number of Settlement Shares to be issued will be equitably adjusted for any stock split, reverse stock split, dividend, reorganization, recapitalization, reclassification, or similar change or transaction concerning RTR Class A common stock occurring from the beginning of the fifteenth trading-day immediate preceding the Valuation Date through and including the date the Settlement Shares are issued by RTR and delivered to the Securities Brokerage Account; provided further that as of the Valuation Date, the aggregate value of the Settlement Shares shall be no less than the Stock Component Amount, less any portion of the Stock Component Amount which RTR (or its successor) pays in cash; provided further that, in the event that the number of Settlement Shares required to satisfy the Stock Component Amount would exceed any shareholder-approval threshold applicable to RTR under applicable exchange rules or otherwise require RTR shareholder approval, RTR may either, at its sole discretion, (i) issue

27 Settlement Shares up to such threshold and pay in cash the portion of the Stock Component Amount corresponding to shares in excess of the applicable threshold no later than ten (10) business days after the date of entry by the Court of the Judgment or Alternate Judgment finally approving the Settlement, and notwithstanding the existence of any timely filed objections to the Settlement, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof, or (ii) seek, at its expense, any required shareholder approval and issue any excess Settlement Shares, or pay or cause to be paid to the Escrow Account the value of such Settlement Shares as of the Valuation Date in cash, plus 5% per annum interest, if shareholder approval is not received and such Settlement Shares have not been issued within ninety (90) calendar days after the Valuation Date. (b) All Settlement Shares will be duly authorized, validly issued, fully paid, non-assessable, listed on the national securities exchange or market on which RTR Class A common stock is then listed or quoted, and free from all liens and encumbrances, and will be either registered under the Securities Act or exempt from registration under Section 3(a)(10) of the Securities Act (“Section 3(a)(10)”); provided, however, that should RTR choose to register the Settlement Shares, the registration of the Settlement Shares will not extend the deadline by which the Settlement Shares must be issued and delivered as stated in this ¶8. (i) The Settlement Shares shall be registered, or available for resale without registration under the Securities Act, upon issuance and delivery and shall be issued and delivered in accordance with any applicable state securities laws, rules, or regulations (“State Blue Sky Laws”) at RTR’s expense. (ii) In order to qualify for the exemption provided by Section 3(a)(10), Lead Plaintiffs and Lead Counsel (and, RTR and RTR’s Counsel as to (iv)-(vi)) will take all steps

28 necessary to ensure that each of the following conditions will be satisfied: (i) Settlement Class Members shall be given adequate notice of the Settlement Hearing; (ii) the Settlement Hearing shall be open to all Settlement Class Members; (iii) there shall be no improper impediments to the appearance by any Settlement Class Member at the Settlement Hearing; (iv) the Court shall be advised before the Settlement Hearing that RTR will rely on the Section 3(a)(10) exemption based on the Court’s approval of the issuance of the Settlement Shares as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims; (v) at the Settlement Hearing, the Court will be requested to consider and make a finding as to the fairness of the terms and conditions of the issuance of the Settlement Shares in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties; and (vi) the Court shall be requested to enter an order that approves the fairness to the Settlement Class Members of the terms and conditions of the issuance of the Settlement Shares in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties. (c) If required by RTR’s transfer agent or any applicable exchange in connection with the issuance and listing of the Settlement Shares, RTR shall obtain, at no cost to the Settlement Class, the Settlement Fund, or Lead Counsel, an opinion of counsel substantially to the effect that the issuance, delivery, sale, or distribution of the Settlement Shares are exempt from registration under the Securities Act under Section 3(a)(10) of that Act (the “Section 3(a)(10) Opinion”).The Settlement Shares will be issued by RTR (or its successor entity) only in electronic (book entry) form, and will be registered in the name(s) as provided in the written instructions from Lead Counsel and the Claims Administrator, as set forth below. RTR (or its successor entity) will not issue or otherwise provide any physical certificates for any of the Settlement Shares.

29 (i) Upon issuance and delivery of the Settlement Shares into the Securities Brokerage Account, Lead Counsel will have one hundred and eighty (180) calendar days (the “Election Period”) to elect, in Lead Counsel’s sole discretion, to sell all or any portion of the Settlement Shares, including any shares awarded to Lead Counsel for attorneys’ fees, in one or more sales during the Election Period, provided, however, that with respect to any sale of Settlement Shares effected on any day during the Election Period, in no event shall Lead Counsel sell an amount of Settlement Shares on such day that exceeds 10% of the average daily trading volume for RTR Class A common stock for the five (5) trading days immediately preceding each such sale, unless otherwise agreed to by the Parties (the “Volume Limitation”). For the avoidance of doubt, the Volume Limitation applies separately to the aggregate sales effected on a single day, and shall not be construed to limit the aggregate number of Settlement Shares that Lead Counsel may sell over the course of the Election Period, so long as the aggregate sales effected on a single day individually complies with the Volume Limitation, unless otherwise agreed to by the Parties. The Parties contemplate that Lead Counsel may sell the Settlement Shares before distribution to reduce ongoing market-price risk and avoid the operational complexity of in-kind distribution. The net cash proceeds from any sale of the Class Settlement Shares will be deposited in the Escrow Account pending distribution to Authorized Claimants. (ii) If any Settlement Shares remain unsold after the Election Period, Lead Counsel shall inform RTR of the number of any such remaining Settlement Shares. Any Class Settlement Shares not sold by Lead Counsel during the Election Period shall be distributed by Lead Counsel to Authorized Claimants. All costs associated with distributing the Class Settlement Shares to Authorized Claimants will be paid from the Escrow Account.

30 (d) RTR will be responsible for the payment of all costs associated with the issuance of the Settlement Shares, including without limitation, issuing the Settlement Shares and recording such issuance in the Company’s share register, delivering and transferring the Settlement Shares to the Securities Brokerage Account (except for any fees charged by the Securities Brokerage Account), obtaining any required legal opinion, seeking any necessary RTR shareholder approvals, complying with applicable exchange-listing and Blue Sky requirements, and paying transfer agent costs associated with issuance; however, all costs associated with distributing the Settlement Shares to Authorized Claimants and Lead Counsel will be paid from the Escrow Account and will constitute Notice and Administration Costs. (e) RTR shall request that its transfer agent, within five (5) business days after the filing of the motion for preliminary approval of the Settlement, provide Lead Counsel and the Claims Administrator with all information the transfer agent requires, and formatting requirements needed, to post Settlement Shares electronically through the Direct Registration System or any substantially similar book-entry system for transfer to the Securities Brokerage Account, and RTR shall request that such instructions include, but are not limited to, any necessary information concerning the physical or electronic medium for the delivery of such information to the transfer agent and any requirements for satisfying Securities Transfer Association (“STA”) guidelines for the transfer of Settlement Shares to the Securities Brokerage Account. RTR shall also request that its transfer agent review and provide any comments on the Claim Form, annexed hereto as Exhibit 2 to Exhibit A, within fifteen (15) calendar days of the filing of the motion for preliminary approval of the Settlement, as well as any supplemental information request intended to collect the information necessary for a stock distribution from the Securities Brokerage Account, by Lead

31 Counsel to Authorized Claimants. Any changes made to the Claim Form at the request of RTR’s transfer agent shall not be deemed material changes to the Claim Form. (f) In the event RTR or its publicly traded Class A common stock is subject to a merger, tender offer, stock-for-stock transaction, or other change-in-control transaction (a “CIC Transaction”), which closes prior to the issuance and delivery of the Settlement Shares to the Securities Brokerage Account: (i) if holders of RTR Class A common stock receive solely cash in the CIC Transaction, then in lieu of the Settlement Shares, RTR or the successor entity shall pay cash in an amount equal to the Stock Component Amount; and (ii) if the holders of RTR Class A common stock receive consideration in such CIC Transaction that is not entirely composed of cash, then RTR or the successor entity shall continue to be obligated to provide the Settlement Shares; provided, however, in such event, the Settlement Shares shall be the stock of the successor entity in an amount equal to Stock Component Amount divided by the volume weighted average daily adjusted closing price of the successor entity’s common stock on such stock exchange or market on which that stock is then listed over the fifteen (15) trading days immediately preceding the Valuation Date, provided, however, that the successor shall have the option to substitute cash for all or part of the Settlement Shares (with any such cash substitution reducing the number of Settlement Shares based on the per share value of the Settlement shares determined as of the Valuation Date). For the avoidance of doubt, as of the Valuation Date, the aggregate value of the total Settlement Shares shall be no less than Stock Component Amount, less any portion of the Stock Component Amount which RTR (or its successor) elects to pay in cash. CERTIFICATION OF THE SETTLEMENT CLASS 9. For purposes of this Settlement only, the Parties agree to: (i) certification of the Action as a class action, pursuant to Fed. R. Civ. P. 23(a) and 23(b)(3), on behalf of the Settlement Class as defined in ¶1(zz); (ii) appointment of Lead Plaintiffs as class representatives for the

32 Settlement Class; and (iii) the appointment of Lead Counsel as class counsel for the Settlement Class pursuant to Fed. R. Civ. P. 23(g). USE AND TAX TREATMENT OF SETTLEMENT FUND 10. The Settlement Fund shall be used: (i) to pay any Taxes; (ii) to pay Notice and Administration Expenses; (iii) to pay any attorneys’ fees and expenses awarded by the Court; (iv) to pay any other fees and expenses awarded by the Court; and (v) to pay the claims of Authorized Claimants. 11. The Net Settlement Fund shall be distributed to Authorized Claimants as provided in ¶¶24–36 hereof. The Net Settlement Fund shall remain in escrow prior to the Effective Date. The Settlement Fund, all funds held in the Escrow Account, and all earnings thereon, shall be deemed to be in the custody of the Court and shall remain subject to the jurisdiction of the Court until such time as the funds shall have been disbursed or returned, pursuant to the terms of this Stipulation, and/or further order of the Court. The Escrow Agent shall invest funds in the Escrow Account in instruments backed by the full faith and credit of the United States Government (or a mutual fund invested solely in such instruments), or deposit some or all of the funds in non- interest-bearing transaction account(s) that are fully insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts that are up to the limit of FDIC insurance. Defendants and Defendants’ Counsel shall have no responsibility for, interest in, or liability whatsoever with respect to investment decisions executed by the Escrow Agent. All risks related to the investment of the Settlement Fund shall be borne solely by the Settlement Fund. 12. The Parties agree that the Settlement Fund is intended to be a Qualified Settlement Fund within the meaning of Treasury Regulation § 1.468B-1. All provisions of this Stipulation shall be interpreted in a manner that is consistent with the Settlement Fund being a “qualified settlement fund” within the meaning of Treasury Regulation § 1.468B-1. In addition, Lead

33 Counsel shall timely make, or cause to be made, such elections as necessary or advisable to carry out the provisions of this ¶12, including the “relation-back election” (as defined in Treas. Reg. § 1.468B-1) back to the earliest permitted date. Such election shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of Lead Counsel to timely and properly prepare and deliver, or cause to be prepared and delivered, the necessary documentation for signature by all necessary parties, and thereafter take all such actions as may be necessary or appropriate to cause the appropriate filing(s) to timely occur. Upon written request, Defendants will provide to Lead Counsel the statement described in Treasury Regulation § 1.468B-3(e). Consistent with the foregoing: (a) For the purposes of Section 468B of the Internal Revenue Code of 1986, as amended, and Treas. Reg. § 1.468B promulgated thereunder, the “administrator” shall be Lead Counsel or their successors, who shall timely and properly file, or cause to be filed, all federal, state, or local tax returns and information returns (together, “Tax Returns”) necessary or advisable with respect to the earnings on the funds deposited in the Escrow Account (including without limitation the returns described in Treas. Reg. § 1.468B-2(k)). Such Tax Returns (as well as the election described above) shall be consistent with this subparagraph and in all events shall reflect that all Taxes (including any estimated taxes, earnings, or penalties) on the income earned on the funds deposited in the Escrow Account shall be paid out of such funds as provided in subparagraph (c) of this ¶12. (b) All Taxes shall be paid out of the Settlement Fund. In all events, Defendants and Defendants’ Counsel shall have no liability or responsibility whatsoever for the Taxes or the filing of any Tax Return or other document with the Internal Revenue Service or any other state or local taxing authority. Defendants shall have no liability or responsibility for the Taxes of the

34 Settlement Fund with respect to the Settlement Amount nor the filing of any Tax Returns or other documents with the Internal Revenue Service or any other taxing authority. In the event any Taxes are owed by any of Defendants on any earnings on the funds on deposit in the Escrow Account, such amounts shall also be paid out of the Settlement Fund. (c) Taxes with respect to the Settlement Fund and the Escrow Account shall be treated as, and considered to be, a cost of administration of the Settlement and shall be timely paid, or caused to be paid, by Lead Counsel out of the Settlement Fund without prior order from the Court or approval by Defendants, subject to the limitations in ¶23. Lead Counsel shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts (as well as any amounts that may be required to be withheld under Treas. Reg. § 1.468B-2(l)(2)). RTR and Lead Plaintiffs, through their respective counsel, agree to cooperate with each other, and their tax attorneys and accountants to the extent reasonably necessary, to carry out the provisions of this ¶12. 13. This is not a claims-made settlement. As of the Effective Date, Defendants, and/or any other Person funding the Settlement on a Defendant’s behalf, shall not have any right to the return of the Settlement Fund or any portion thereof for any reason. ATTORNEYS’ FEES AND LITIGATION EXPENSES 14. Lead Counsel will apply to the Court for an award from the Settlement Fund of attorneys’ fees and payment of Litigation Expenses incurred in prosecuting the Action, including reimbursement to Lead Plaintiffs pursuant to the PSLRA, plus earnings on such amounts at the same rate and for the same periods as earned by the Settlement Fund. The Fee and Expense Application is not the subject of any agreement between Lead Plaintiffs and Defendants other than what is set forth in this Stipulation.

35 15. Any attorneys’ fees that are awarded shall be paid proportionally from the Cash Settlement Fund and the Settlement Shares (or the net proceeds from the sale of the Settlement Shares), provided that the portion of any fee award paid from Settlement Shares (or net proceeds from the sale) thereof shall not exceed one-third of all Settlement Shares unless otherwise ordered by the Court. Payment of expenses shall be paid from the Cash Settlement Fund. 16. Any attorneys’ fees and Litigation Expenses that are awarded by the Court (the “Fee and Expense Award”) shall be paid to Lead Counsel either (a) if paid from (and out of) the Cash Settlement Fund, immediately upon the Fee and Expense Award; or (b) if paid from (and out of) the Settlement Shares, immediately upon the Fee and Expense Award or, if the Settlement Shares have not yet been delivered to the Securities Brokerage Account at the time of the Fee and Expense Award, immediately upon the delivery of the Settlement Shares to the Securities Brokerage Account in accordance with ¶8, notwithstanding any appeals or potential for appeal from the Fee and Expense Award, timely filed objections to the Fee and Expense Award, or collateral attack on the Settlement or any part of the Settlement. 17. Any payment of attorneys’ fees and Litigation Expenses pursuant to ¶¶14–16 shall be subject to Lead Counsel’s obligation to make refunds or repayments to the Settlement Fund of any paid amounts, plus accrued earnings at the same net rate as is earned by the Settlement Fund, if the Judgment approving the Settlement does not become Final and/or the Settlement is terminated pursuant to the terms of this Stipulation or fails to become effective for any reason, or if, as a result of any appeal or further proceedings on remand or successful collateral attack, the award of attorneys’ fees and/or expenses is reduced or reversed by Final non-appealable court order. Lead Counsel shall make the appropriate refund or repayment in full no later than thirty (30) calendar days after receiving notice of the termination of the Settlement pursuant to this

36 Stipulation, notice from a court of appropriate jurisdiction of the disapproval of the Settlement by Final non-appealable court order, or notice of any reduction or reversal of the award of attorneys’ fees and/or expenses by Final non-appealable court order. Lead Counsel, as a condition of receiving any such award of attorneys’ fees and Litigation Expenses, agree that they are subject to the jurisdiction of the Court for purposes of enforcing the provisions of this ¶17 and ¶¶14–16. 18. With the sole exception of RTR’s or its successor issuer’s obligation to pay or cause to be paid the Settlement Amount as provided for in ¶¶6–8, Defendants shall have no responsibility for, and no liability whatsoever with respect to, any payment whatsoever to Lead Counsel in the Action that may occur at any time. 19. Defendants shall have no responsibility for, and no liability whatsoever with respect to, any allocation of any attorneys’ fees or expenses in the Action, or to any other Person who may assert some claim thereto, or any fee or expense awards the Court may make in the Action. 20. Defendants shall have no responsibility for, and no liability whatsoever with respect to, any attorneys’ fees, costs, or expenses incurred by or on behalf of Settlement Class Members, whether or not paid from the Escrow Account. The Settlement Fund will be the sole source of payment for any award of attorneys’ fees and expenses ordered by the Court. 21. The procedure for and the allowance or disallowance by the Court of any Fee and Expense Application are not part of the Settlement set forth in this Stipulation, and are separate from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in the Stipulation, and any order or proceeding relating to any Fee and Expense Application, including an award of attorneys’ fees or expenses in an amount less than the amount requested by Lead Counsel, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the

37 Judgment or Alternative Judgment approving the Stipulation and the Settlement set forth herein. Lead Plaintiffs and Lead Counsel may not cancel or terminate the Stipulation or the Settlement in accordance with ¶41 or otherwise based on the Court’s or any appellate court’s ruling with respect to any Fee and Expense Application in the Action. NOTICE AND ADMINISTRATION EXPENSES 22. Except as otherwise provided herein, the Net Settlement Fund shall be held in escrow until the Effective Date. 23. Prior to the Effective Date, without further approval from Defendants or further order of the Court, Lead Counsel may pay from the Settlement Fund all Notice and Administration Expenses reasonably and actually incurred. Taxes and fees related to the Escrow Account, Stock Brokerage Account, and investment of the Settlement Fund may be paid as incurred, without further approval of Defendants or further order of the Court. After the Effective Date, any and all Notice and Administration Expenses may be paid from the Settlement Fund, without further approval of Defendants or further order of the Court. RTR shall be responsible for and shall pay for, at no cost to the Settlement Class, timely service of any notice that might be required pursuant to the Class Action Fairness Act, 28 U.S.C. § 1715 (“CAFA”), and the costs of providing RTR’s transfer agent records, pursuant to ¶38. No other Defendant shall have any responsibility or obligation with respect to CAFA notice or the costs thereof. All costs of notice to the Settlement Class and administration of the Settlement, including costs of selling Settlement Shares and distributing cash or shares to Authorized Claimants, will be paid solely out of the Settlement Fund. DISTRIBUTION TO AUTHORIZED CLAIMANTS 24. The Claims Administrator, subject to such supervision and direction of Lead Counsel and/or the Court as may be necessary or as circumstances may require, shall administer the Settlement in accordance with the terms of this Stipulation, the Court-approved Plan of

38 Allocation, and subject to the jurisdiction of the Court. None of the Released Defendant Parties shall have responsibility (except as stated in ¶¶6–8 and 38 hereof) for, interest in, or liability whatsoever with respect to the administration of the Settlement or the actions or decisions of the Claims Administrator, and shall have no liability whatsoever to any Person, including, but not limited to, Lead Plaintiffs, any member of the Settlement Class, and Lead Counsel in connection with such administration. 25. The Claims Administrator shall receive claims and determine, inter alia, whether the claim is valid, in whole or part, and each Authorized Claimant’s pro rata share of the Net Settlement Fund based upon each Authorized Claimant’s recognized loss, as defined in the Plan of Allocation included in the Notice, or in such other plan of allocation as the Court may approve. 26. Defendants have no role in the development of, and will take no position with respect to, the Plan of Allocation. Any decision by the Court concerning the Plan of Allocation shall not affect the validity or finality or delay entry of the proposed Settlement, or constitute grounds for terminating the Settlement. The Plan of Allocation is not a necessary term of the Settlement or this Stipulation and it is not a condition of the Settlement or this Stipulation that any particular plan of allocation be approved by the Court. Lead Plaintiffs and Lead Counsel may not cancel or terminate the Stipulation or the Settlement in accordance with ¶41 or otherwise based on the Court’s or any appellate court’s ruling with respect to the Plan of Allocation or any plan of allocation in the Action. Defendants and Defendants’ Counsel shall have no responsibility or liability for reviewing or challenging claims, the allocation of the Net Settlement Fund, or the distribution of the Net Settlement Fund. 27. Upon the Effective Date and thereafter, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as

39 may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants. 28. If there is any balance remaining in the Net Settlement Fund (whether by reason of tax refunds, uncashed checks, or otherwise) after at least six (6) months from the date of initial distribution of the Net Settlement Fund, the Claims Administrator shall, if feasible and economical after payment of Notice and Administration Expenses, Taxes, and attorneys’ fees and Litigation Expenses, if any, redistribute such balance among Authorized Claimants who have cashed their checks in an equitable and economic fashion. Once it is no longer feasible or economical to make further distributions, any balance that still remains in the Net Settlement Fund after re- distribution(s) and after payment of outstanding Notice and Administration Expenses, Taxes, and attorneys’ fees and expenses, if any, shall be contributed to Consumer Federation of America, a non-sectarian, not-for-profit charitable organization serving the public interest, or such other non- sectarian, not-for-profit charitable organization approved by the Court. ADMINISTRATION OF THE SETTLEMENT 29. Any Settlement Class Member who fails to timely submit a valid Claim Form (substantially in the form of Exhibit 2 to Exhibit A) will not be entitled to receive any distribution from the Net Settlement Fund, except as otherwise ordered by the Court or allowed by Lead Counsel in their discretion, but will otherwise be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment or Alternative Judgment to be entered in the Action and all releases provided for herein, and will be barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting, or maintaining any and all of the Released Plaintiffs’ Claims against any and all of the Released Defendant Parties. 30. Lead Counsel shall be responsible for supervising the administration of the Settlement and disbursement of the Net Settlement Fund by the Claims Administrator. Lead

40 Counsel shall have the right, but not the obligation, to advise the Claims Administrator to waive what Lead Counsel deems to be de minimis or formal or technical defects in any Claim Form submitted. Released Defendant Parties shall have no liability, obligation or responsibility for the administration of the Settlement, the allocation of the Net Settlement Fund, or the reviewing or challenging of claims. Lead Counsel shall be solely responsible for designating the Claims Administrator, subject to approval by the Court. 31. For purposes of determining the extent, if any, to which a Settlement Class Member shall be entitled to be treated as an Authorized Claimant, the following conditions shall apply: (a) Each Claimant shall be required to submit a Claim Form, substantially in the form attached hereto as Exhibit 2 to Exhibit A, supported by such documents as are designated therein, including proof of the Claimant’s loss, or such other documents or proof as the Claims Administrator or Lead Counsel, in their discretion, may deem acceptable; (b) All Claim Forms must be submitted by the date set by the Court in the Preliminary Approval Order and specified in the Notice, unless such deadline is extended by Lead Counsel in their discretion or by Order of the Court. Any Settlement Class Member who fails to submit a Claim Form by such date shall be barred from receiving any distribution from the Net Settlement Fund or payment pursuant to this Stipulation (unless, by Order of the Court or the discretion of Lead Counsel, late-filed Claim Forms are accepted), but shall in all other respects be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment or Alternative Judgment and all releases provided for herein, and will be permanently barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting, or maintaining any and all of the Released Plaintiffs’ Claims against any and all of the Released Defendant Parties. A Claim Form shall be deemed to be submitted when mailed, if received with

41 a postmark on the envelope and if mailed by first-class or overnight U.S. Mail and addressed in accordance with the instructions thereon. In all other cases, the Claim Form shall be deemed to have been submitted when actually received by the Claims Administrator; (c) Each Claim Form shall be submitted to and reviewed by the Claims Administrator, under the supervision of Lead Counsel, which shall determine in accordance with this Stipulation the extent, if any, to which each claim shall be allowed; (d) Claim Forms that do not meet the submission requirements may be rejected. Prior to rejecting a Claim Form in whole or in part, the Claims Administrator shall communicate with the Claimant in writing to give the Claimant the chance to remedy any curable deficiencies in the Claim Form submitted. The Claims Administrator, under supervision of Lead Counsel, shall notify, in a timely fashion and in writing, all Claimants whose claims the Claims Administrator proposes to reject in whole or in part for curable deficiencies, setting forth the reasons therefor, and shall indicate in such notice that the Claimant whose claim is to be rejected has the right to a review by the Court if the Claimant so desires and complies with the requirements of subparagraph (e) below; and (e) If any Claimant whose timely claim has been rejected in whole or in part for curable deficiency desires to contest such rejection, the Claimant must, within twenty (20) calendar days after the date of mailing of the notice required in subparagraph (d) above, or a lesser period of time if the claim was untimely, serve upon the Claims Administrator a notice and statement of reasons indicating the Claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court. If a dispute concerning a claim cannot be otherwise resolved, Lead Counsel shall thereafter present the request for review to the Court. Claimants bear the burden of establishing the sufficiency of their claim.

42 32. Each Claimant who submits a Claim Form shall be deemed to have submitted to the jurisdiction of the Court with respect to the Claimant’s claim, including but not limited to, all releases provided for herein and in the Judgment or Alternative Judgment, and the claim will be subject to investigation and discovery under the Federal Rules of Civil Procedure, provided that such investigation and discovery shall be limited to the Claimant’s status as a Settlement Class Member and the validity and amount of the Claimant’s claim. In connection with processing the Claim Forms, no discovery shall be allowed on the merits of the Action or the Settlement. 33. Payment pursuant to the Stipulation and Court-approved Plan of Allocation shall be deemed final and conclusive against any and all Claimants. All Settlement Class Members whose claims are not approved shall be barred from participating in distributions from the Net Settlement Fund, but otherwise shall be bound by all of the terms of this Stipulation and the Settlement, including the terms of the Judgment or Alternative Judgment to be entered in the Action and the releases provided for herein and therein, and will be permanently barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting, or maintaining any and all of the Released Plaintiffs’ Claims against any and all of the Released Defendant Parties. 34. All proceedings with respect to the administration, processing, and determination of claims described by this Stipulation and the determination of all controversies relating thereto, including disputed questions of law and fact with respect to the validity of claims, shall be subject to the jurisdiction of the Court, but shall not in any event delay or affect the finality of the Judgment or Alternative Judgment. 35. No Person shall have any claim of any kind against the Released Defendant Parties with respect to the matters set forth in this section (i.e., ¶¶29–36) or any of its subsections, or

43 otherwise related in any way to the administration of the Settlement, including without limitation the processing of claims and distributions; review, determination, calculation, investment or distribution of the Net Settlement Fund; the Plan of Allocation; the determination, administration, calculation, processing, review or payment of any claim; nonperformance of the Claims Administrator; the payment or withholding of Taxes (including interest and penalties) owed by the Net Settlement Fund; or any losses incurred in connection therewith. 36. No Person shall have any claim against Lead Plaintiffs, Lead Counsel, or the Claims Administrator, or other agent designated by Lead Counsel, based on the distributions made substantially in accordance with this Stipulation and the Settlement contained herein, the Plan of Allocation, or further order(s) of the Court. TERMS OF THE PRELIMINARY APPROVAL ORDER 37. Lead Plaintiffs shall use best efforts to file this Stipulation and move for entry of the Preliminary Approval Order, which shall be substantially in the form annexed hereto as Exhibit A, within five (5) business days of the execution of this Stipulation. The Preliminary Approval Order will, inter alia, preliminarily approve the Settlement, set the date for the Settlement Hearing, approve the form of notice, and prescribe the method for giving notice of the Settlement to the Settlement Class. 38. RTR, to the extent it has not already done so, shall use its best efforts to obtain and provide to Lead Counsel, or the Claims Administrator, at no cost, as soon as practicable after entry of the Preliminary Approval Order, records from RTR’s transfer agent in electronic searchable form, to the extent readily available, showing the names and addresses of purchasers of record of RTR common stock during the relevant time period. To the extent any Underwriter Defendant receives notice of the Settlement for forwarding to beneficial owners, such Underwrite Defendant may, at its option, either furnish the names and addresses of such beneficial owners to the Claims

44 Administrator or provide notice directly to such beneficial owners, pursuant to the provisions in the Preliminary Approval Order. TERMS OF THE JUDGMENT 39. If the Settlement contemplated by this Stipulation is approved by the Court, Lead Counsel shall request that the Court enter a Judgment substantially in the form annexed hereto as Exhibit B. EFFECTIVE DATE OF SETTLEMENT 40. The Effective Date of this Settlement shall be the first business day on which all of the following shall have occurred or been waived: (a) entry of the Preliminary Approval Order, which shall be in all material respects substantially in the form set forth in Exhibit A annexed hereto; (b) payment of the Cash Settlement Amount into the Escrow Account pursuant to the provisions of this Stipulation; (c) fulfillment of payment of the Stock Component Amount by Settlement Shares having been issued and delivered to the Securities Brokerage Account and/or payment of cash into the Escrow Account pursuant to the provisions of this Stipulation; (d) Lead Plaintiffs have not exercised their option to terminate the Settlement pursuant to the provisions of this Stipulation; (e) RTR has not exercised its option to terminate the Settlement pursuant to the provisions of this Stipulation; (f) approval by the Court of the Settlement, following notice to the Settlement Class and the Settlement Hearing, as prescribed by Rule 23 of the Federal Rules of Civil Procedure; and

45 (g) a Judgment, which shall be in all material respects substantially in the form set forth in Exhibit B annexed hereto, has been entered by the Court and has become Final; or in the event that an Alternative Judgment has been entered, the Alternative Judgment has become Final. WAIVER OR TERMINATION 41. Lead Plaintiffs, provided they unanimously agree amongst themselves, and Defendants, through their respective counsel, shall, in each of their separate discretions, have the right to terminate the Settlement and this Stipulation, by providing written notice of their election to do so (“Termination Notice”) to all other Parties hereto within thirty (30) calendar days of: (i) the Court’s Final refusal to enter the Preliminary Approval Order in any material respect and the Parties’ failure, following a good-faith meet and confer process, to agree on any modifications or amendments to the Stipulation or other papers to address any issues identified by the Court in its order denying preliminary approval of the Settlement; (ii) the Court’s Final refusal to approve this Stipulation or any material part thereof; (iii) the Court’s Final refusal to enter (a) the Judgment in any material respect or (b) an Alternative Judgment; or (iv) the date upon which the Judgment or Alternative Judgment is modified or reversed in any material respect by a Final order of the Court, the United States Court of Appeals for the Second Circuit, or the Supreme Court of the United States. For the avoidance of doubt, Lead Plaintiffs shall not have the right to terminate the Settlement due to any decision, ruling, or order respecting the Fee and Expense Application, the Plan of Allocation, or any other plan of allocation. For the further avoidance of doubt, Defendants shall deem any decision, ruling, or order that purports to limit the scope of the Released Plaintiffs’ Claims or the Released Defendant Parties to constitute a material change for purposes of the foregoing.

46 42. In addition, Lead Plaintiffs, provided they unanimously agree amongst themselves, shall have the unilateral right to terminate the Settlement in the event that a failure to (i) pay the Cash Settlement Amount into the Escrow Account in accordance with ¶6, or (ii) issue and deliver the Settlement Shares to the Securities Brokerage Account in accordance with all of the requirements stated in ¶¶7-8 is not cured within fifteen (15) business days after Lead Plaintiffs provide a Termination Notice. 43. In addition to the foregoing, RTR shall also have the right, at its sole discretion, to terminate the Settlement in the event the Opt-Out Threshold (defined below) has been reached. Simultaneously herewith, Defendants’ Counsel and Lead Counsel are executing a Confidential Supplemental Agreement Regarding Requests for Exclusion (“Supplemental Agreement”). The Supplemental Agreement sets forth certain conditions under which RTR shall have the sole option to terminate the Settlement and render this Stipulation null and void in the event that requests for exclusion from the Settlement Class exceed certain agreed-upon criteria (the “Opt-Out Threshold”). The Parties agree to maintain the confidentiality of the Supplemental Agreement, which shall not be filed with the Court unless a dispute arises as to its terms, or as otherwise ordered by the Court, nor shall the Supplemental Agreement otherwise be disclosed unless ordered by the Court. If submission of the Supplemental Agreement is required for resolution of a dispute or is otherwise ordered by the Court, the Parties will undertake to have the Opt-Out Threshold submitted to the Court in camera or under seal. In the event of a termination of this Settlement pursuant to the Supplemental Agreement, this Stipulation shall become null and void and of no further force and effect, with the exception of the provisions of ¶¶47–49, which shall continue to apply.

47 44. The Preliminary Approval Order, attached hereto as Exhibit A, shall provide that requests for exclusion shall be received no later than twenty-one (21) calendar days prior to the Settlement Hearing. Upon receiving any request for exclusion pursuant to the notices, Lead Counsel shall promptly, and in no event later than three (3) calendar days after receiving a request for exclusion or fifteen (15) calendar days prior to the Settlement Hearing, whichever is earlier, notify Defendants’ Counsel of such request for exclusion, or written retraction of a request for exclusion, and provide copies of such request for exclusion or retraction and any documentation accompanying it by email. 45. If, before the Effective Date, a Final court order determines that any portion of the Settlement Fund must be returned upon a determination that the transfer of such amount is a preference, voidable transfer, fraudulent transfer, or similar transaction under Title 11 of the United States Code (Bankruptcy) or applicable state law, and if such amount is not deposited into the Settlement Fund within thirty (30) calendar days of receipt of written notice of such requirement from Lead Counsel, then, at the election of Lead Plaintiffs, provided they unanimously agree amongst themselves, the Parties will jointly move the Court to vacate and set aside the release given and the Judgment or Alternative Judgment entered (i) as to any Defendant to whom such order applies, or (ii) as to all Defendants, in which case the Parties, and the members of the Settlement Class, shall revert to their pre-July 7, 2026 litigation position. If the Court vacates and sets aside the release given and the Judgment or Alternative Judgment entered as to only the Defendant to whom such order applies, then all releases and the Judgment or Alternative Judgment as to other Defendants shall remain unaffected. 46. RTR warrants, as to the payments it makes as to itself and the payments made on its behalf or on behalf of the Defendants, pursuant to this Stipulation, that, at the time of such

48 payment, RTR will not be insolvent, nor will payment render it insolvent, within the meaning of and/or for the purposes of the United States Bankruptcy Code, including Sections 101 and 547 thereof. If an option to withdraw from and terminate this Stipulation and Settlement arises under any of ¶¶41–45: (i) neither RTR nor Lead Plaintiffs (as the case may be) will be required for any reason or under any circumstance to exercise that option; and (ii) any exercise of that option shall be made in good faith, but in the sole and unfettered discretion of RTR or Lead Plaintiffs, as applicable. 47. With the exception of the provisions of ¶¶47–49, which shall continue to apply, in the event the Settlement is terminated as set forth herein or cannot become effective for any reason, then the Settlement shall be without prejudice, and none of its terms shall be effective or enforceable except as specifically provided herein; the Parties shall be deemed to have reverted to their respective litigation positions in the Action as of July 7, 2026; and, except as specifically provided herein, the Parties shall proceed in all respects as if this Stipulation and any related order had not been entered. In such event, this Stipulation, and any aspect of the discussions or negotiations leading to this Stipulation shall not be admissible in this Action or any other action and shall not be used against or to the prejudice of Defendants or against or to the prejudice of Lead Plaintiffs, in any court filing, deposition, at trial, or otherwise. 48. In the event the Settlement is terminated, as provided herein, or fails to become effective for any reason, (i) any portion of the Settlement Amount previously transferred to the Escrow Account, including if applicable, the net cash proceeds from the sale of any Class Settlement Shares, together with any earnings thereon, less any Taxes actually paid or due and less Notice and Administration Expenses actually incurred and paid or payable from the Settlement Amount pursuant to ¶23, and (ii) if applicable any Class Settlement Shares, shall be returned to

49 those who funded the Settlement Amount, or in the case of the Class Settlement Shares returned to RTR, within thirty (30) calendar days after written notification of such event in accordance with instructions provided by RTR’s Counsel to Lead Counsel. Lead Counsel or their designees shall apply for any tax refund owed on the amounts in the Escrow Account and pay the proceeds, after any deduction of any fees or expenses incurred in connection with such application(s), of such refund to those who funded the Settlement or as otherwise directed by RTR’s Counsel. Any attorneys’ fees and expenses paid to Lead Counsel, in the form of cash and/or Settlement Shares, shall be refunded in accordance with ¶17. NO ADMISSION 49. Except as set forth in ¶50, this Stipulation, whether or not consummated, and whether or not approved by the Court, and any discussion, negotiation, proceeding, drafts, or agreement relating to the mediation, the Stipulation, the Settlement, the Supplemental Agreement, and any matter arising in connection with settlement discussions or negotiations, proceedings, or agreements, shall not be offered or received against or to the prejudice of the Parties or their respective counsel, for any purpose other than in an action to enforce the terms hereof, and in particular: (a) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendant Parties with respect to the truth of any allegation by Lead Plaintiffs or the Settlement Class, or the validity of any claim that has been or could have been asserted in the Action or in any litigation, including but not limited to the Released Plaintiffs’ Claims, or of any liability, damages, negligence, fault or wrongdoing of any of the Released Defendant Parties or any Person or entity whatsoever;

50 (b) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of a presumption, concession, or admission of any fault, misrepresentation, or omission with respect to any statement or written document approved or made by the Released Defendant Parties, or against or to the prejudice of Lead Plaintiffs, or any other member of the Settlement Class as evidence of any infirmity in the claims of Lead Plaintiffs, or the other members of the Settlement Class; (c) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, any other member of the Settlement Class, or their respective counsel, as evidence of a presumption, concession, or admission with respect to any liability, damages, negligence, fault, infirmity, or wrongdoing, or in any way referred to for any other reason against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, other members of the Settlement Class, or their respective counsel, in any other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (d) do not constitute, and shall not be construed against any of the Released Defendant Parties, Lead Plaintiffs, or any other member of the Settlement Class, as an admission or concession that the consideration to be given hereunder represents the amount that could be or would have been recovered after trial; (e) do not constitute, and shall not be construed as or received in evidence as an admission, concession, or presumption against Lead Plaintiffs or any other member of the Settlement Class that any of their claims are without merit or infirm or that damages recoverable under the Complaint would not have exceeded the Settlement Amount; and

51 (f) without limiting the generality of the foregoing, all of Defendants expressly have denied, and continue to deny, any fault, liability, or wrongdoing of any kind and that the evidence developed supports in any way the claims asserted. Defendants also have denied and continue to deny each and every one of the allegations, claims and contentions alleged in the Complaint. Defendants also have denied and continue to deny, among other things, each and all of the claims alleged by Lead Plaintiffs in the Action, including, without limitation, any liability arising out of any of the allegations, transactions, facts, matters or occurrences, representations, or omissions that were alleged, or that could have been alleged, in the Action. Defendants also have denied, and continue to deny, among other things, that the Offering Documents contained any misstatements or omissions giving rise to any liability under the Securities Act or otherwise. Defendants also have denied, and continue to deny, among other things, that Lead Plaintiffs or any Settlement Class Member were harmed or suffered any loss or damages as a result of any of the conduct alleged in the Action or that could have been alleged as part of the Action, including the conduct alleged in the Complaint. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Action. 50. Notwithstanding ¶49, the Parties, and their respective counsel, and the other Released Parties may file this Stipulation and/or the Judgment or Alternative Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, statute of limitations, statute of repose, good- faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim, or to effectuate any liability protection granted them hereunder or under any applicable insurance policy. The Parties may file this Stipulation and/or the Judgment or Alternative Judgment in any action that may be brought to enforce the terms of this Stipulation

52 and/or the Judgment or Alternative Judgment. All Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement. MISCELLANEOUS PROVISIONS 51. Nothing contained herein shall bar the Parties from bringing any action or claim to enforce the terms of this Stipulation, the Judgment, or the Alternative Judgment. 52. All of the exhibits to the Stipulation (except any plan of allocation to the extent incorporated in those exhibits), and the Supplemental Agreement are material and integral parts hereof and are fully incorporated herein by this reference. 53. The Parties intend this Stipulation and the Settlement to be the full, final, and complete resolution of all claims asserted or that could have been asserted by the Releasing Parties with respect to the Released Plaintiffs’ Claims and Released Defendants’ Claims. Accordingly, the Parties agree not to assert in any forum that the Action was brought, prosecuted, or defended in bad faith or without a reasonable basis. The Parties and their respective counsel agree not to argue that any Party or counsel violated Rule 11 of the Federal Rules of Civil Procedure in connection with the maintenance, prosecution, defense, and settlement of the Action and shall not make any application for sanctions, pursuant to Rule 11 or other court rule or statute, with respect to any claim or defense in this Action. The Parties agree that the amount paid and the other terms of the Settlement were negotiated at arm’s-length and in good faith by the Parties and their respective counsel, including through a mediation process, and reflect a settlement that was reached voluntarily based upon adequate information and after consultation with experienced legal counsel, who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses. 54. In all events, the Parties and their respective counsel shall, in good faith, communicate the terms of the Settlement in a manner that is consistent with the fact that no

53 adjudication of fault was made by the Court or a jury, and shall not otherwise suggest that the Settlement constitutes an admission or other evidence of any claim or defense alleged or of any other wrongdoing by any person. Lead Plaintiffs and Lead Counsel agree that they will not intentionally assist or cooperate with any Person to publicly disparage Defendants or the Released Defendants Parties with respect to any matter relating to the subject matter of this Action. 55. This Stipulation, along with its exhibits and the Supplemental Agreement, may not be modified or amended, nor may any of its provisions be waived, except by a writing signed by counsel on behalf of both Lead Plaintiffs and Defendants (or their successors-in-interest), who would be materially and adversely affected by the modification, amendment, or waiver. 56. The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 57. The administration and consummation of the Settlement as embodied in this Stipulation shall be under the authority of the Court, and the Court shall retain jurisdiction for the purpose of entering orders providing for awards of attorneys’ fees and Litigation Expenses and implementing and enforcing the terms of this Stipulation and the Judgement or Alternative Judgment, including any Plan of Allocation and the distribution of the Net Settlement Fund to Authorized Claimants. All Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in this Stipulation and matters related to the Settlement. 58. The waiver by one Party of any breach of this Stipulation by any other Party shall not be deemed a waiver by any other Party, or a waiver by any Party of any other prior or subsequent breach of this Stipulation.

54 59. This Stipulation, its exhibits, and the Supplemental Agreement constitute the entire agreement among the Parties concerning the Settlement and these documents supersede any prior or contemporaneous written or oral agreements, statements, or understandings between the Parties. All Parties acknowledge that no representation, warranty, or inducement has been made by any Party concerning the Settlement or this Stipulation and its exhibits other than those contained and memorialized in the Stipulation, its exhibits, and the Supplemental Agreement. 60. For the avoidance of doubt, this Stipulation shall not release any insurer, co-insurer, excess insurer, or re-insurer from any obligation owed to any Defendant in the Action for indemnity or coverage under or relating to any policy of liability or other insurance policy. Nothing in this Stipulation, the Judgment, or the Settlement shall affect any Defendant’s entitlement to advancement or indemnification in connection with the Action, the Settlement, and/or any claim that any Defendant may have against any of his, her, their, or its insurers. Nor will it affect the Underwriter Defendants’ obligations to each other under the agreement among underwriters for the IPO. Nor shall it release, impair, or otherwise affect any Underwriter Defendant’s right to indemnification, contributions, or advancement from RTR arising under or relating to the underwriting agreement for the IPO or any other agreement between the Underwriter Defendants and RTR. 61. Nothing in the Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, attorney-client privilege, joint defense privilege, work product protection, mediation privilege, or Fed. R. Evid. 408 protections. 62. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

55 63. All designations and agreements made, or orders entered during the course of the Action relating to the confidentiality of documents or information shall survive this Stipulation and entry of the Judgment or Alternative Judgment. 64. This Stipulation may be executed in one or more counterparts. No party shall be bound unless and until it has been executed and delivered by all Parties. All executed counterparts and each of them shall be deemed to be one and the same instrument. Signatures sent by facsimile or via e-mail in pdf format shall be deemed originals. 65. The Released Parties who do not appear on the signature lines below are acknowledged and agreed to be third-party beneficiaries with respect to the releases in this Stipulation and Settlement. 66. This Stipulation shall be binding when signed, but the Settlement shall be effective upon the entry of the Judgment or Alternative Judgment and the payment in full of the Settlement Amount, subject only to the condition that the Effective Date will have occurred. 67. This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Parties and all Released Parties. 68. The construction, interpretation, operation, effect, and validity of this Stipulation, including the Supplemental Agreement, and all documents necessary to effectuate the Settlement, shall be governed by the laws of the State of New York without regard to conflicts of laws, except to the extent that federal law requires that federal law govern. 69. This Stipulation shall not be construed more strictly against one Party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is the result of arm’s-length negotiations among the Parties, and all Parties have contributed substantially and materially to the preparation of this Stipulation.

56 70. All counsel and any other Person executing this Stipulation and any of the exhibits hereto, or any related Settlement document, warrant and represent that they have the full authority to do so, and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms. 71. Lead Plaintiffs and Lead Counsel represent and warrant that Lead Plaintiffs are Settlement Class Members and that none of Lead Plaintiffs’ claims or causes of action against one or more Defendants in the Action, or referred to in this Stipulation, or that could have been alleged in the Action, have been assigned, encumbered or in any manner transferred in whole or in part. 72. The Parties and their respective counsel agree to cooperate fully with one another in promptly applying for and seeking preliminary approval by the Court of the Settlement and for the scheduling of a hearing for consideration of Final approval of the Settlement. The Parties and their respective counsel also agree to agree promptly upon and execute all such other documentation as reasonably may be required to obtain preliminary approval, schedule the Settlement Hearing, and obtain Final approval by the Court of the Settlement. 73. If any Party is required to give notice to another Party under this Stipulation, such notice shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery or email transmission, with confirmation of receipt. Notices shall be provided as follows: If to Lead Plaintiffs or Lead Counsel: Labaton Keller Sucharow LLP Attn: Alfred L. Fatale III, Esq. 140 Broadway New York, NY 10005 Telephone: (212) 907-0700 Email: afatale@labaton.com

57 If to RTR Defendants: Freshfields US LLP Attn: Agnès Dunogué, Esq. 3 World Trade Center 175 Greenwich Street New York, New York 10007 Telephone: (212) 277-4000 agnes.dunogue@freshfields.com If to the Underwriter Defendants: Willkie Farr & Gallagher LLP Attn: Todd G. Cosenza, Esq. 787 Seventh Avenue New York, NY 10019-6099 Telephone: (212) 728-8000 tcosenza@willkie.com 74. If any disputes arise out of the finalization of the Settlement documentation or the Settlement itself prior to joint submission to the Court of the application for preliminary approval of the Settlement, those disputes (as necessary, after good faith attempts at resolution between the Parties if unsuccessful) will be resolved by the Mediator first by way of expedited telephonic mediation and, if unsuccessful, then by final, binding, non-appealable resolution by the Mediator. 75. Except as otherwise provided herein, each Party shall bear its own costs. 76. To the extent it chooses to do so and as otherwise permissible under applicable state or federal requirements, RTR shall determine the form of notice to be provided pursuant to CAFA and identify those who will receive the CAFA notice. RTR, on behalf of all Defendants, shall be responsible for mailing any notice required by CAFA within ten (10) calendar days of the filing of this Stipulation with the Court and for all expenses and costs associated with serving the CAFA notice. If CAFA notice is sent, RTR shall inform the Court that the CAFA notice has been sent within a reasonable period of time. 77. Whether or not the Stipulation is approved by the Court and whether or not the Stipulation is consummated, the Parties and their counsel shall use their best efforts to keep all

58 negotiations, discussions, acts performed, drafts, and proceedings in connection with negotiating the Stipulation confidential, unless disclosure is compelled by the Court or required under applicable laws, rules, or regulations. 78. No opinion or advice concerning the tax consequences of the proposed Settlement to individual Settlement Class Members is being given or will be given by the Parties to the Settlement or their counsel; nor is any representation or warranty in this regard made by virtue of this Stipulation. Each Settlement Class Member’s tax obligations, and the determination thereof, are the sole responsibility of the Settlement Class Member, and it is understood that the tax consequences may vary depending on the particular circumstances of each individual Settlement Class Member. IN WITNESS WHEREOF, the Parties have caused this Stipulation to be executed, by their duly authorized attorneys, as of September 3, 2026. LABATON KELLER SUCHAROW LLP /s/ Alfred L. Fatale III Alfred L. Fatale III Joseph Cotilletta Jessica Goudreault 140 Broadway New York, New York 10005 Telephone: (212) 907-0700 afatale@labaton.com jcotilletta@labaton.com jgoudreault@labaton.com Lead Counsel for Lead Plaintiffs and the Class FRESHFIELDS US LLP /s/ Mary Eaton Mary Eaton Agnès Dunogué

59 Abhinaya Swaminathan 3 World Trade Center 175 Greenwich Street, 51st Floor New York, New York 10007 Telephone: (212) 277-4000 mary.eaton@freshfields.com agnes.dunogue@freshfields.com abhinaya.swaminathan@freshfields.com Counsel for Defendants Rent the Runway, Inc., Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth WILLKIE FARR & GALLAGHER LLP /s/ Charles D. Cording Todd G. Cosenza Charles D. Cording 787 Seventh Avenue New York, New York 10019-6099 Telephone: (212) 728-8000 tcosenza@willkie.com ccording@willkie.com Counsel for Defendants Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC

Exhibit A

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Defendants, Case No. 22-cv-06935-OEM-SDE [PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL OF CLASS ACTION SETTLEMENT, APPROVING FORM AND MANNER OF NOTICE, AND SETTING DATE FOR HEARING ON FINAL APPROVAL OF SETTLEMENT WHEREAS: A. Lead Plaintiffs Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan (collectively, “Lead Plaintiffs”), on behalf of themselves and the Settlement Class (defined below), on the one hand, and defendants Rent the Runway, Inc. (“RTR” or the “Company”); defendants Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth (the “Individual Defendants” and, together with RTR, the “RTR

2 Defendants”); and defendants Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC (the “Underwriter Defendants” and, together with the RTR Defendants, the “Defendants”), on the other hand, entered into a Stipulation and Agreement of Settlement, dated September 3, 2026 (the “Stipulation”), which is subject to review under Rule 23 of the Federal Rules of Civil Procedure and which, together with the exhibits thereto, sets forth the terms and conditions of the proposed settlement of the Action and the claims alleged in Lead Plaintiffs’ Corrected Amended Class Action Complaint for Violations of the Federal Securities Laws (“Complaint”), filed on September 5, 2023, on the merits and with prejudice (the “Settlement”); B. Lead Plaintiffs have filed a motion seeking preliminary approval of the proposed Settlement and related relief. The Court has reviewed and considered the motion, the Stipulation, and the accompanying exhibits; C. The Parties to the Stipulation have consented to the entry of this order; and D. All capitalized terms used in this order that are not otherwise defined herein have the meanings defined in the Stipulation. NOW, THEREFORE, IT IS HEREBY ORDERED, this _____ day of ___________, 2026 that: 1. Preliminary Approval of Settlement. The Court has reviewed the Stipulation and preliminarily finds, pursuant to Federal Rule of Civil Procedure 23(e)(1), that the Court will likely be able to approve the proposed Settlement as fair, reasonable, and adequate under Federal Rule

3 of Civil Procedure 23(e)(2), and certify the Settlement Class, subject to further consideration at the Settlement Hearing described below. 2. Preliminary Certification of Settlement Class. Pursuant to Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure, the Court preliminarily certifies, for purposes of the Settlement only, the Settlement Class of: all persons and entities who or which purchased or acquired the publicly traded Class A common stock of RTR pursuant and/or traceable to the Offering Documents for RTR’s initial public offering and were damaged thereby. Excluded from the Settlement Class are: (i) Defendants; (ii) Immediate Family Members of any Individual Defendant; (iii) any person who was an officer, director, or control person of RTR or the Underwriter Defendants, at all relevant times; (iv) any firm, trust, corporation, or other entity in which any excluded person or entity has or had a controlling interest and/or beneficial interest; (v) parents, affiliates, or subsidiaries of RTR or the Underwriter Defendants; (vi) RTR’s employee retirement and benefit plan(s) and their participants or beneficiaries, to the extent they made purchases or acquisitions through such plan(s); and (vii) the legal representatives, heirs, successors, or assigns of any excluded person or entity, each in their respective capacity as such. However, notwithstanding the exclusions listed above, any “Investment Vehicle” shall not be excluded from the Settlement Class and shall not be deemed an excluded person or entity.1 Also excluded from the Settlement Class will be any persons and entities who or which exclude 1 Pursuant to the Stipulation, “Investment Vehicle” means any investment company or pooled investment fund, including but not limited to, mutual fund families, exchange-traded funds, fund of funds, private equity funds, real estate funds, and hedge funds, in which the Underwriter Defendants, or any of them, have, has or may have a direct or indirect interest, or as to which any of their affiliates may act as an investment advisor, general partner, or managing member, but in which any Underwriter Defendant alone or together with its, his or her respective affiliates is not a majority owner or does not hold a majority beneficial interest. Stipulation, ¶1(w).

4 themselves from the Settlement Class by submitting a timely and valid request for exclusion pursuant to the requirements set forth below or that is otherwise accepted by the Court. 3. The Court finds and preliminarily concludes that the prerequisites of class action certification under Rules 23(a) and 23(b)(3) of the Federal Rules of Civil Procedures have been satisfied for the Settlement Class defined herein and for the purposes of the Settlement only, in that: (i) the members of the Settlement Class are so numerous that joinder of all Settlement Class Members is impracticable; (ii) there are questions of law and fact common to the Settlement Class Members; (iii) the claims of Lead Plaintiffs are typical of the Settlement Class’s claims; (iv) Lead Plaintiffs and Lead Counsel have fairly and adequately represented and protected the interests of the Settlement Class; (v) the questions of law and fact common to Settlement Class Members predominate over any individual questions; and (vi) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering that the claims of Settlement Class Members in the Action are substantially similar and would, if tried, involve substantially identical proofs and may therefore be efficiently litigated and resolved on an aggregate basis as a class action; the amounts of the claims of many of the Settlement Class Members are too small to justify the expense of individual actions; and it does not appear that there is significant interest among Settlement Class Members in individually controlling the litigation of their claims.

5 4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, and for purposes of the Settlement only, Lead Plaintiffs Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan are preliminarily certified as Class Representatives for the Settlement Class. The law firm of Labaton Keller Sucharow LLP is preliminarily appointed Class Counsel for the Settlement Class. 5. Settlement Hearing. A hearing (the “Settlement Hearing”) pursuant to Rule 23(e) of the Federal Rules of Civil Procedure is hereby scheduled to be held before the Court, either in person or remotely at the Court’s discretion, at the United States District Court for the Eastern District of New York, Theodore Roosevelt United States Courthouse, 225 Cadman Plaza East, Courtroom 6C South, Brooklyn, New York 11201 on ________________, 2026, at __:____ _.m. (Eastern Time) for the following purposes: (i) to determine whether the proposed Settlement is fair, reasonable and adequate, and should be approved by the Court; (ii) to determine whether the proposed Final Judgment (“Judgment”), as provided for under the Stipulation, should be entered, dismissing the Action on the merits and with prejudice, and to determine whether the release by the Settlement Class and other Releasing Plaintiff Parties of the Released Plaintiffs’ Claims, as set forth in the Stipulation, should be provided to the Released Defendant Parties; (iii) to determine, for purposes of the Settlement only, whether the Settlement Class should be finally certified; whether Lead Plaintiffs should be finally certified as Class Representatives for the Settlement Class; and whether the law firm of Labaton Keller Sucharow LLP should be finally appointed as Class Counsel;

6 (iv) to determine whether the terms and conditions of the issuance of the Settlement Shares (issued as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties), which shares may be issued pursuant to the exemption from registration requirements of Section 3(a)(10) of the Securities Act of 1933, 15 U.S.C. § 77c (a)(10), as amended (“Section 3(a)(10)”), are fair to all persons and entities to whom the shares will be issued; (v) to determine whether the proposed Plan of Allocation for the proceeds of the Settlement is fair and reasonable and should be approved by the Court; (vi) to consider Lead Counsel’s application for an award of attorneys’ fees and Litigation Expenses (which may include an application for an award to Lead Plaintiffs for reimbursement of their reasonable costs and expenses directly related to their representation of the Settlement Class, pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”)); and (vii) to rule upon such other matters as the Court may deem appropriate. 6. The Court reserves the right to approve the Settlement without modification, or with such modifications as may be agreed to by the Parties, and with or without further notice to the Settlement Class of any kind. The Court further reserves the right to enter the Judgment approving the Settlement and dismissing the Action, on the merits and with prejudice, regardless of whether it has approved the Plan of Allocation or awarded attorneys’ fees and/or expenses. The Court may also adjourn the Settlement Hearing, decide to hold the hearing remotely, or modify any of the dates herein without further individual notice to members of the Settlement Class. Any such changes shall be posted on the website of the Claims Administrator.

7 7. Approval of Form and Manner of Giving Notice. The Court approves the form, substance and requirements of the Notice of Pendency of Class Action, Proposed Settlement, and Motion for Attorneys’ Fees and Expenses (the “Notice”), the Proof of Claim and Release form (“Claim Form”), the Summary Notice of Pendency of Class Action, Proposed Settlement, and Motion for Attorneys’ Fees and Expenses (“Summary Notice”), and the Postcard Notice, substantially in the forms annexed hereto as Exhibits 1 through 4, respectively, and finds they collectively: (a) constitute the best notice to Settlement Class Members practicable under the circumstances; (b) are reasonably calculated, under the circumstances, to describe the terms and effect of the Settlement, including the reliance on Section 3(a)(10), and to apprise Settlement Class Members of their right to object to the proposed Settlement or to exclude themselves from the Settlement Class; (c) are reasonable and constitute due, adequate, and sufficient notice to all persons entitled to receive such notice; and (d) satisfy all applicable requirements of the Federal Rules of Civil Procedure (including Rules 23(c)–(e)), the Due Process Clause of the United States Constitution, Section 27 of the Securities Act of 1933, 15 U.S.C. §77z-1(a)(7), as amended by the PSLRA, and the Rules of this Court. No Settlement Class Member will be relieved from the terms and conditions of the Settlement, including the releases provided for therein, based upon the contention or proof that such Settlement Class Member failed to receive actual or adequate notice. 8. Retention of Claims Administrator and Notice Date. The Court approves the retention of A.B. Data, Ltd. as the Claims Administrator. The Claims Administrator shall cause the Postcard Notice, substantially in the form annexed hereto, to be mailed, by first-class mail, postage prepaid, on or before ten (10) business days after entry of this Preliminary Approval Order (“Notice Date”), to all Settlement Class Members who can be identified with reasonable effort. The Claims Administrator may also email the Postcard Notice (or Notice) or a link to the Postcard

8 Notice (or Notice) to Settlement Class Members, to the extent it is provided with email addresses. The Claims Administrator shall also mail copies of the Notice and Claim Form upon request. RTR, to the extent it has not already done so, shall use its best efforts to obtain and provide to Lead Counsel, or the Claims Administrator, at no cost to Lead Counsel, the Settlement Class, or the Claims Administrator, within seven (7) calendar days of entry of this Preliminary Approval Order, its transfer agent’s records, in electronic searchable form, such as Excel, to the extent reasonably available, showing the names/addresses/emails of purchasers of record of RTR Class A common stock as well as during the period from October 27, 2021 through and including November 14, 2022. 9. The Claims Administrator shall use reasonable efforts to provide notice of the Settlement to nominees such as custodians, brokerage firms and other persons and entities that purchased or otherwise acquired publicly traded RTR Class A common stock during the period from October 27, 2021 through and including November 14, 2022, as record owners but not as beneficial owners. Such nominees SHALL EITHER: (a) WITHIN TEN (10) CALENDAR DAYS of receipt of the Postcard Notice or Notice, provide a list of the names, addresses, and emails (if available) of all such beneficial owners to the Claims Administrator and the Claims Administrator is ordered to send the Postcard Notice promptly to such identified beneficial owners; or (b) WITHIN TEN (10) CALENDAR DAYS of receipt of the Postcard Notice or Notice (i) request from the Claims Administrator sufficient copies of the Postcard Notice to forward to all such beneficial owners, and WITHIN TEN (10) CALENDAR DAYS of receipt of those Postcard Notices from the Claims Administrator, forward them to all such beneficial owners, or (ii) email the Postcard Notice or link to the Postcard Notice to all such beneficial owners WITHIN TEN (10) CALENDAR DAYS of receipt of the Postcard Notice or Notice. Nominees who elect to send the

9 Postcard Notice to their beneficial owners SHALL ALSO send a statement to the Claims Administrator confirming that the mailing/emailing was done and shall retain their mailing/emailing records for use in connection with any further notices that may be provided in the Action. 10. Upon FULL AND TIMELY compliance with these directions, such nominees may seek reimbursement of their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners of up to: $0.03 per Postcard Notice, plus postage at the current pre-sort rate used by the Claims Administrator, for notices mailed by nominees; or $0.03 per mailing record provided to the Claims Administrator or email sent, by providing the Claims Administrator with proper documentation supporting the expenses for which reimbursement is sought. Such properly documented expenses incurred by nominees in compliance with this order shall be paid from the Settlement Fund, and any unresolved disputes regarding reimbursement of such expenses shall be subject to review by the Court. 11. Contemporaneously with the mailing of the Postcard Notice, the Claims Administrator shall cause copies of the Postcard Notice, Notice, and Claim Form to be posted on a website to be developed for the Settlement, from which copies of the Postcard Notice, Notice, and Claim Form can be downloaded. 12. Lead Counsel shall, at or before the Settlement Hearing, file with the Court proof of dissemination of the Postcard Notice. 13. Approval of Summary Notice. The Court approves the form of the Summary Notice, substantially in the form attached hereto as Exhibit 3, and directs that Lead Counsel shall cause the Summary Notice to be published in The Wall Street Journal and be transmitted over PR

10 Newswire within fourteen (14) calendar days of the Notice Date. Lead Counsel shall, at or before the Settlement Hearing, file with the Court proof of publication of the Summary Notice. 14. The form and content of the notice program described herein, and the methods set forth herein of notifying the Settlement Class of the Settlement and its terms and conditions, meet the requirements of Rule 23 of the Federal Rules of Civil Procedure, Section 27 of the Securities Act of 1933, 15 U.S.C. §77z-1(a)(7), Section 3(a)(10), and due process, constitute the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all persons and entities entitled thereto. 15. Claims Process. To be eligible to receive a distribution from the Net Settlement Fund, in the event the Settlement is effected in accordance with the terms and conditions set forth in the Stipulation, each claimant shall take the following actions and be subject to the following conditions: (i) A properly executed Claim Form, substantially in the form annexed hereto as Exhibit 2, must be submitted to the Claims Administrator: (a) at the address indicated in the Claim Form, postmarked no later than fourteen (14) calendar days before the Settlement Hearing; or (b) electronically through the website for the Settlement no later than fourteen (14) calendar days before the Settlement Hearing. Such deadline may be further extended by Court order or by Lead Counsel in its discretion. Each Claim Form shall be deemed to have been submitted when postmarked (if properly addressed and mailed by first-class or overnight mail, postage prepaid). Any Claim Form submitted in any other manner shall be deemed to have been submitted when it was actually received by the Claims Administrator. Any Settlement Class Member who does not timely submit a valid Claim Form within the time provided for shall be barred from sharing in the distribution of the Net Settlement Fund, unless otherwise ordered by the Court or allowed by Lead

11 Counsel, but shall remain bound by the Judgment to be entered and the releases to be given; shall be bound by all the terms and provisions of the Stipulation and orders in the Action. (ii) The Claim Form submitted by each Claimant must satisfy the following conditions, unless otherwise allowed pursuant to the Stipulation: (i) it must be properly completed, signed and submitted in a timely manner in accordance with the provisions of the preceding subparagraph; (ii) it must be accompanied by adequate supporting documentation for the transactions reported therein, in the form of broker confirmation slips, broker account statements, an authorized statement from the broker containing the transactional information found in a broker confirmation slip, or such other documentation as is deemed adequate by the Claims Administrator and/or Lead Counsel; (iii) if the person executing the Claim Form is acting in a representative capacity, a certification of her current authority to act on behalf of the Claimant must be included in the Claim Form; and (iv) the Claim Form must be complete and contain no material deletions or modifications of any of the printed matter contained therein and must be signed under penalty of perjury. Claimants bear the burden of establishing their right to a recovery from the Net Settlement Fund. (iii) As part of the Claim Form, each Claimant shall submit to the jurisdiction of the Court with respect to the claim submitted. (iv) No discovery shall be allowed on the merits of the Action or the Settlement in connection with processing of Claim Forms. 16. Any Settlement Class Member may enter an appearance in this Action, at his, her or its own expense, individually or through counsel of his, her or its own choice. If any Settlement Class Member does not enter an appearance, he, she or it will be represented by Lead Counsel.

12 17. Exclusion from Settlement Class. Settlement Class Members shall be bound by all orders, determinations, and judgments in this Action concerning the Settlement, whether favorable or unfavorable, unless such Persons request exclusion from the Settlement Class in a timely and proper manner, as hereinafter provided. A putative Settlement Class Member wishing to make such an exclusion request shall mail the request in written form by first-class mail to the address designated in the Notice for such exclusions, such that it is received no later than twenty- one (21) calendar days prior to the Settlement Hearing. Such request for exclusion must state the name, address, telephone number, and email address (if any) of the Person seeking exclusion, must state that the sender requests to be “excluded from the Settlement Class in Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.)” and must be signed by such Person. Such Persons requesting exclusion are also directed to state the information requested in the Notice, including, but not limited to: the date(s), price(s), and number(s) of shares for all purchases, acquisitions, and sales (if any) of RTR publicly traded Class A common stock during the period from October 27, 2021 through and including [day before execution of the Stipulation]. The request for exclusion shall not be effective unless it provides the required information and is made within the time stated above, or the exclusion is otherwise accepted by the Court. 18. Putative Settlement Class Members requesting exclusion from the Settlement Class shall not be eligible to receive any payment out of the Net Settlement Fund. 19. Persons who have requested exclusion may retract their request by writing to Lead Counsel at the address below and stating that they wish to withdraw their request and remain in the Settlement Class. 20. Objections to the Settlement. Any Settlement Class Member who does not request exclusion from the Settlement Class may object to the proposed Settlement, the proposed Plan of

13 Allocation, and/or Lead Counsel’s application for attorneys’ fees and expenses. Any objections must: (a) state the name, address, telephone number, and email address (if any) of the objector and must be signed by the objector; (b) state that the objector is objecting to the proposed Settlement, Plan of Allocation, or application for attorneys’ fees and Litigation Expenses in “Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.);” (c) state the objection(s) and the specific reasons for each objection, including whether it applies only to the objector, to a specific subset of the Settlement Class, or to the entire Settlement Class, and any legal and evidentiary support, and witnesses, the Settlement Class Member wishes to bring to the Court’s attention; and (d) include documents sufficient to prove the objector’s membership in the Settlement Class, such as the date(s), price(s), and number(s) of shares of RTR publicly traded Class A common stock purchased, acquired, or sold during the period from October 27, 2021 through and including [day before execution of the Stipulation]. Objectors who are represented by counsel must also provide the name, address and telephone number of all counsel, if any, who represent them; the number of times the objector and their counsel have filed an objection to a class action settlement in the last five years; the nature of each such objection in each case; and the name and docket number of each case. 21. The Court will consider any Settlement Class Member’s objection to the Settlement, the Plan of Allocation, and/or the application for an award of attorneys’ fees or expenses only if such Settlement Class Member has served by hand or by mail his, her or its written objection and supporting papers, such that they are received on or before twenty-one (21) calendar days before the Settlement Hearing, upon Lead Counsel: Alfred L. Fatale III, Labaton Keller Sucharow LLP, 140 Broadway, New York, NY 10005; and Defendants’ Counsel: Agnès Dunogué, Freshfields US LLP, 3 World Trade Center, 175 Greenwich Street, New York, New York 10007;

14 Todd G. Cosenza, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019- 6099, and has filed, either by mail or in person, said objections and supporting papers with the Clerk of the Court, United States District Court for the Eastern District of New York, 225 Cadman Plaza East, Brooklyn, NY 11201. 22. Attendance at the Settlement Hearing is not necessary, however, Persons wishing to be heard orally in connection with the approval of the Settlement, the Plan of Allocation, and/or the application for an award of attorneys’ fees and expenses are required to file a notice of appearance with the Court or, if they object, to state in their written objection their intention to appear at the hearing. Persons who intend to object to the Settlement, the Plan of Allocation, and/or the application for an award of attorneys’ fees and expenses and desire to present evidence at the Settlement Hearing must include in their written objections the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Settlement Hearing. 23. Settlement Class Members do not need to appear at the hearing or take any other action to state their approval. 24. Any Settlement Class Member who does not make his, her, or its objection in the manner provided for in the Notice shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to any aspect of the Settlement, the Judgment to be entered approving the Settlement, to the Plan of Allocation, or to the request for attorneys’ fees and expenses, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given; shall be bound by all the terms and provisions of the Stipulation and by all proceedings and orders in the Action; and shall also be foreclosed from appealing any judgment or order entered in this Action.

15 25. Until otherwise ordered by the Court, the Court stays all proceedings in the Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Settlement. Pending final determination of whether the Settlement should be approved, Lead Plaintiffs, all Settlement Class Members, and each of them, and anyone who acts or purports to act on their behalf, shall not institute, commence or prosecute any action which asserts Released Plaintiffs’ Claims against the Released Defendant Parties in any court or tribunal or proceeding (including in the Action), unless and until the Stipulation is cancelled and terminated pursuant to the Stipulation. 26. Supporting Papers. All papers in support of the Settlement, Plan of Allocation, and Lead Counsel’s request for an award of attorneys’ fees and expenses shall be filed with the Court and served on or before thirty-five (35) calendar days prior to the date set herein for the Settlement Hearing. If reply papers are necessary, they are to be filed with the Court and served no later than seven (7) calendar days prior to the Settlement Hearing. 27. Settlement Fund. All funds and instruments held in escrow shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court until such time as such funds and instruments shall be disbursed pursuant to the Stipulation and/or further order of the Court. 28. No Person who is not a Class Member or Lead Counsel shall have any right to any portion of, or to any distribution of, the Net Settlement Fund unless otherwise ordered by the Court or otherwise provided in the Stipulation. 29. Neither Defendants nor their counsel shall have any responsibility for, or liability with respect to, the Plan of Allocation nor any application for attorneys’ fees or Litigation Expenses submitted by Lead Counsel or Lead Plaintiffs.

16 30. Termination of Settlement. If the Settlement fails to become effective as defined in the Stipulation or is terminated, then both the Stipulation, including any amendment(s) thereof, except as expressly provided in the Stipulation, and this Preliminary Approval Order shall be null and void, of no further force or effect, and without prejudice to any Party, and may not be introduced as evidence or used in any actions or proceedings by any person or entity against the Parties, and the Parties shall be deemed to have reverted to their respective litigation positions in the Action as of July 7, 2026. 31. Use of this Order. Neither this Order, the Stipulation (whether or not finally approved or consummated), nor their negotiation, or any proceedings taken pursuant to them: (a) shall be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendant Parties with respect to the truth of any allegation by Lead Plaintiffs or the Settlement Class, or the validity of any claim that has been or could have been asserted in the Action or in any litigation, including but not limited to the Released Plaintiffs’ Claims, or of any liability, damages, negligence, fault or wrongdoing of any of the Released Defendant Parties or any Person or entity whatsoever; (b) shall be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of a presumption, concession, or admission of any fault, misrepresentation, or omission with respect to any statement or written document approved or made by the Released Defendant Parties, or against or to the prejudice of Lead Plaintiffs, or any other member of the Settlement Class as evidence of any infirmity in the claims of Lead Plaintiffs, or the other members of the Settlement Class; (c) shall be offered or received against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, any other member of the Settlement Class, or their respective counsel, as evidence of a presumption,

17 concession, or admission with respect to any liability, damages, negligence, fault, infirmity, or wrongdoing, or in any way referred to for any other reason against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, other members of the Settlement Class, or their respective counsel, in any other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (d) shall be construed against any of the Released Defendant Parties, Lead Plaintiffs, or any other member of the Settlement Class, as an admission or concession that the consideration to be given hereunder represents the amount that could be or would have been recovered after trial; and (e) shall be construed as or received in evidence as an admission, concession, or presumption against Lead Plaintiffs or any other member of the Settlement Class that any of their claims are without merit or infirm or that damages recoverable under the Complaint would not have exceeded the Settlement Amount. 32. The Court retains exclusive jurisdiction over the Action to consider all further matters arising out of or connected with the Settlement. SO ORDERED this _______ day of ______________ 2026. HONORABLE ORELIA E. MERCHANT UNITED STATES DISTRICT JUDGE

Exhibit A-1

1 UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Defendants, Case No. 22-cv-06935-OEM-SDE NOTICE OF PENDENCY OF CLASS ACTION, PROPOSED SETTLEMENT, AND MOTION FOR ATTORNEYS’ FEES AND EXPENSES If you purchased or acquired the publicly traded Class A common stock of Rent the Runway, Inc. (“RTR” or the “Company”) pursuant and/or traceable to the Offering Documents for RTR’s initial public offering (“IPO”) (which occurred in October 2021) and were damaged thereby, you may be entitled to a payment from a class action settlement.1 A Federal Court authorized this Notice. This is not a solicitation from a lawyer. 1 The terms of the Settlement are in the Stipulation and Agreement of Settlement, dated __________, 2026 (the “Stipulation”), which can be viewed at www._______. All capitalized terms not defined in this Notice have the same meanings as defined in the Stipulation.

2  This Notice describes important rights you may have and what steps you must take if you wish to recover from the Settlement of this securities class action, wish to object, or wish to be excluded from the Settlement Class.  If approved by the Court, the proposed Settlement will create a fund with an aggregate value of nine million U.S. dollars ($9,000,000), which will consist of a Cash Settlement Amount of $6,000,000 and a Stock Component Amount of $3,000,000, for the benefit of eligible Settlement Class Members after the deduction of Court-approved fees, expenses, and Taxes. This is an average recovery of approximately $1.41 per allegedly damaged share before deductions for awarded attorneys’ fees and Litigation Expenses, and $1.09 per allegedly damaged share after deductions for awarded attorneys’ fees and Litigation Expenses.2  At the sole election of RTR, the Stock Component Amount may be paid in the form of freely tradable shares of RTR Class A common stock (the “Settlement Shares”) or cash. If Settlement Shares are issued, Lead Counsel has the right to decide, in its sole discretion, whether to (i) sell all or any portion of the Settlement Shares and distribute the net cash proceeds from the sale of the shares to Claimants who submit claims that are approved for payment (“Authorized Claimants”) or (ii) distribute the Settlement Shares to Authorized Claimants. If issued, the Settlement Shares will be either registered under the Securities Act of 1933 (“Securities Act”) or exempt from registration under Section 3(a)(10) of the Securities Act, 15 U.S.C. 77c (a)(10), as amended, (“Section 3(a)(10)”).  The Settlement resolves claims by Lead Plaintiffs Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan (collectively, “Lead Plaintiffs”) that have been asserted on behalf of the Settlement Class (defined below) against Rent the Runway, Inc.; Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth (the “Individual Defendants” and, together with RTR, the “RTR Defendants”); and Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC (the “Underwriter Defendants” and, together with the RTR Defendants, the “Defendants”). It avoids the costs and risks of continuing the litigation; pays money to eligible investors; and releases the Released Defendant Parties (defined below) from liability. If you are a Settlement Class Member, your legal rights will be affected by this Settlement whether you act or do not act. Please read this Notice carefully. 2 On April 3, 2024, RTR effected a one for twenty reverse stock split of its Class A Common Stock. The per share recovery figures in this Notice have been adjusted to account for this reverse stock split.

3 YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT SUBMIT A CLAIM FORM NO LATER THAN _____, 2026 The only way to get a payment. See Question 8 for details. EXCLUDE YOURSELF FROM THE SETTLEMENT CLASS NO LATER THAN _______, 2026 Get no payment. This is the only option that, assuming your claim is timely brought, might allow you to ever bring or be part of any other lawsuit against Defendants and/or the other Released Defendant Parties concerning the Released Plaintiffs’ Claims. See Question 10 for details. OBJECT NO LATER THAN __________, 2026 Write to the Court about why you do not like the Settlement, the Plan of Allocation for distributing the proceeds of the Settlement, and/or Lead Counsel’s Fee and Expense Application. If you object, you will still be in the Settlement Class. See Question 14 for details. PARTICIPATE IN A HEARING ON ____, 2026 AND FILE A NOTICE OF INTENTION TO APPEAR NO LATER THAN ____, 2026 Ask to speak in Court at the Settlement Hearing about the Settlement. See Question 18 for details. DO NOTHING Get no payment. Give up rights. Still be bound by the terms of the Settlement.  These rights and options—and the deadlines to exercise them—are explained below.  The Court in charge of this case still has to decide whether to approve the proposed Settlement. Payments will be made to Settlement Class Members who timely submit valid Claim Forms, if the Court approves the Settlement and after any appeals are resolved. WHAT THIS NOTICE CONTAINS What Is this Notice About? Page __ How do I know if I am part of the Settlement Class? Page Are there exceptions to being included? Page __ Why is this a class action? Page __ What is this case about and what has happened so far? Page What are the reasons for the Settlement? Page __ What does the Settlement provide? Page How can I receive a payment? Page __ What am I giving up to receive a payment and by staying in the Settlement Class? Page How do I exclude myself from the Settlement Class? Page __ If I do not exclude myself, can I sue Defendants and the other Released Defendant Parties for the same reasons later? Page Do I have a lawyer in this case? Page __

4 How will the lawyers be paid? Page __ How do I tell the Court that I do not like something about the proposed Settlement? Page __ What is the difference between objecting and seeking exclusion? Page __ When and where will the Court decide whether to approve the Settlement? Page __ Do I have to come to the Settlement Hearing? Page May I speak at the Settlement Hearing? Page __ What happens if I do nothing at all? Page __ Are there more details about the Settlement? Page How will my claim be calculated? Page __ Special notice to securities brokers and nominees. Page __ SUMMARY OF THE NOTICE Statement of the Settlement Class’s Recovery 1. Lead Plaintiffs have entered into the proposed Settlement with Defendants which, if approved by the Court, will resolve the Action in its entirety and release the Released Plaintiffs’ Claims (see below). Subject to Court approval, Lead Plaintiffs, on behalf of the Settlement Class, have agreed to settle the Action in exchange for a total consideration with an aggregate value of nine million U.S. dollars ($9,000,000), which will consist of the Cash Settlement Amount of $6,000,000 (paid in cash) and the Stock Component Amount of $3,000,000 (paid in either freely tradable shares of RTR Class A common stock, or common stock of any successor issuer, or cash, at the sole and exclusive option of RTR). If RTR pays the Stock Component Amount in Settlement Shares, Lead Counsel also has the right to decide, in its sole discretion, whether to (i) sell all or any portion of the Settlement Shares and distribute the net cash proceeds from the sale of the shares to Authorized Claimants or (ii) distribute the Settlement Shares to Authorized Claimants. If issued, the Settlement Shares will be either registered under the Securities Act or exempt from registration under Section 3(a)(10). 2. Based on Lead Plaintiffs’ consulting damages expert’s estimate of the number of shares of RTR publicly traded Class A common stock eligible to participate in the Settlement, and

5 assuming that all investors eligible to participate in the Settlement do so, it is estimated that the average recovery, before deduction of any Court-approved fees and expenses, such as attorneys’ fees, Litigation Expenses, Taxes, and Notice and Administration Expenses, would be approximately $1.41 per allegedly damaged share. If the Court approves Lead Counsel’s Fee and Expense Application (discussed below), the average recovery would be approximately $1.09 per allegedly damaged share. These average recovery amounts are only estimates and Settlement Class Members may recover more or less than these estimates. A Settlement Class Member’s actual recovery will depend on several factors, including, but not limited to: (i) the number and value of claims submitted; (ii) the amount of the Net Settlement Fund; (iii) when and how many shares of RTR publicly traded Class A common stock the Settlement Class Member purchased or acquired; and (iv) whether and when the Settlement Class Member sold RTR Class A common stock. See the Plan of Allocation beginning on page [__] for information on the calculation of your Recognized Claim. Statement of Potential Outcome of Case if the Action Continued to Be Litigated 3. The Parties disagree about both liability and damages and do not agree about the amount of damages that would be recoverable if Lead Plaintiffs were to prevail on each claim. The issues that the Parties disagree about include, for example: (i) whether the Offering Documents contained untrue statements of material fact or omitted material facts necessary to make the statements in the documents not misleading; (ii) the extent to which external factors, such as general market, economic, and industry conditions, influenced the trading prices of RTR publicly traded Class A common stock at various times; (iii) the appropriate economic models for measuring damages; and (iv) whether class members suffered any damages. 4. Defendants have denied and continue to deny each and all allegations of wrongdoing or fault asserted in the Action, deny that they have committed any act or omission

6 giving rise to any liability or violation of law, and deny that Lead Plaintiffs or the Settlement Class have suffered any damages, or that Lead Plaintiffs or the Settlement Class were harmed by the conduct alleged in the Action or that they could have alleged as part of the Action. Statement of Attorneys’ Fees and Expenses Sought 5. Lead Counsel will apply to the Court for attorneys’ fees from the Settlement Fund in an amount not to exceed 20% of the Settlement Fund, which includes any accrued interest, or $1,800,000, plus accrued interest. (Any fee award to Lead Counsel would be paid proportionally in cash and Settlement Shares, if Settlement Shares are issued.) Lead Counsel will also apply for payment of Litigation Expenses incurred in prosecuting the Action in an amount not to exceed $250,000, plus accrued interest, which may include an application pursuant to the Private Securities Litigation Reform Act of 1995 (“PSLRA”) for the reasonable costs and expenses (including lost wages) of Lead Plaintiffs directly related to their representation of the Settlement Class. If the Court approves Lead Counsel’s Fee and Expense Application in full, the average amount of fees and expenses is estimated to be approximately $0.32 per allegedly damaged share of RTR publicly traded Class A common stock. A copy of the Fee and Expense Application will be posted on www._____ after it has been filed with the Court. Reasons for the Settlement 6. For Lead Plaintiffs, the principal reason for the Settlement is the guaranteed, near- term recovery for the Settlement Class. This benefit must be compared to the uncertainty of being able to prove the allegations in the Complaint; the risk that the Court may grant some or all of Defendants’ arguments in their Rule 12(c) motion for judgment on the pleadings; the risk that the Court may grant some or all of the anticipated summary judgment motions to be filed by Defendants; the uncertainty of having a class certified; the uncertainty inherent in the Parties’ various and competing theories of liability, causation and damages; the uncertainty of a greater

7 recovery after a trial and appeals; and the difficulties and delays inherent in complex class action litigation. 7. For Defendants, who deny all allegations of wrongdoing or liability whatsoever and deny that Settlement Class Members were damaged, the principal reasons for entering into the Settlement are to end the burden, expense, uncertainty, and risk of further litigation. Identification of Representatives 8. Lead Plaintiffs and the Settlement Class are represented by Lead Counsel, Alfred L. Fatale III, Esq., Labaton Keller Sucharow LLP, 140 Broadway, New York, NY 10005, (888) 219-6877, www.labaton.com, settlementquestions@labaton.com. 9. Further information regarding the Action, the Settlement, and this Notice may be obtained by contacting the Claims Administrator: Rent the Runway Securities Settlement, c/o ______, P.O. Box ____, ___, info@____, www.____. Please Do Not Call the Court or Defendants with Questions About the Settlement. BASIC INFORMATION 1. What Is this Notice About? 10. You may have received a Postcard Notice about the proposed Settlement. This long-form Notice provides additional information about the Settlement and related procedures. The Court authorized that the Postcard Notice be sent to you because you or someone in your family may have purchased or acquired RTR publicly traded Class A common stock pursuant and/or traceable to the Offering Documents for RTR’s IPO. Receipt of this Notice or the Postcard Notice does not mean that you are a Member of the Settlement Class or that you will be entitled to receive a payment. The Parties do not have access to your individual investment information. If you wish to be eligible for a payment, you are required to submit a Claim Form, which is available at www.____.com. See Question 8 below.

8 11. The Court directed that notices be provided to Settlement Class Members because they have a right to know about the proposed Settlement of this class action lawsuit, and about all of their options, before the Court decides whether to approve the Settlement. 12. The Court in charge of the Action is the United States District Court for the Eastern District of New York, and the case is known as Sharma v. Rent the Runway, Inc., et al., No. 1:22- cv-6935-OEM-SDE (E.D.N.Y.). The Action is assigned to the Honorable Orelia E. Merchant, United States District Judge. 2. How do I know if I am part of the Settlement Class? 13. The Court directed, for the purposes of the proposed Settlement only, that everyone who fits the following description is a Settlement Class Member and subject to the Settlement, unless they are an excluded person (see Question 3 below) or take steps to exclude themselves from the Settlement Class (see Question 10 below): All persons and entities who or which purchased or acquired the publicly traded Class A common stock of RTR pursuant and/or traceable to the Offering Documents for RTR’s IPO and were damaged thereby. 14. You are a Settlement Class Member only if you individually purchased or acquired publicly traded RTR Class A common stock pursuant and/or traceable to the Offering Documents for RTR’s IPO. For purposes of the Settlement only, purchases or acquisitions of publicly traded RTR Class A common stock from October 27, 2021 through November 14, 2022 will be deemed to be “pursuant and/or traceable to the Offering Documents for RTR’s IPO.” 3 Only purchases or acquisitions during this time period will be eligible for a recovery. Check your investment records 3 Defendants do not concede that tracing could be shown for all shares purchased during this time period.

9 or contact your broker to see if you have any eligible purchases or acquisitions. THE PARTIES DO NOT INDEPENDENTLY HAVE ACCESS TO YOUR TRADING INFORMATION. If one of your mutual funds purchased or acquired publicly traded RTR Class A common stock during the relevant time period, that does not make you a Settlement Class Member, although your mutual fund may be. 3. Are there exceptions to being included? 15. Yes. There are some individuals and entities who are excluded from the Settlement Class by definition. Excluded from the Settlement Class are: (i) Defendants; (ii) Immediate Family Members of any Individual Defendant; (iii) any person who was an officer, director, or control person of RTR or the Underwriter Defendants, at all relevant times; (iv) any firm, trust, corporation, or other entity in which any excluded person or entity has or had a controlling interest and/or beneficial interest; (v) parents, affiliates, or subsidiaries of RTR or the Underwriter Defendants; (vi) RTR’s employee retirement and benefit plan(s) and their participants or beneficiaries, to the extent they made purchases or acquisitions through such plan(s); and (vii) the legal representatives, heirs, successors, or assigns of any excluded person or entity, each in their respective capacity as such. However, notwithstanding the exclusions listed above, any “Investment Vehicle” will not be excluded from the Settlement Class and will not be deemed an excluded person or entity. 4 4 “Investment Vehicle” means any investment company or pooled investment fund, including but not limited to, mutual fund families, exchange-traded funds, fund of funds, private equity funds, real estate funds, and hedge funds, in which the Underwriter Defendants, or any of them, have, has or may have a direct or indirect interest, or as to which any of their affiliates may act as an investment advisor, general partner, or managing member, but in which any Underwriter Defendant alone or together with its, his or her respective affiliates is not a majority owner or does not hold a majority beneficial interest.

10 16. Also excluded from the Settlement Class will be any person or entity who or which excludes themselves from the Settlement Class by submitting a timely and valid request for exclusion in accordance with the procedures described in Question 10 below. 4. Why is this a class action? 17. In a class action, one or more persons or entities (in this case, Lead Plaintiffs), sue on behalf of people and entities who have similar claims. Together, these people and entities are a “class,” and each is a “class member.” A class action allows one court to resolve, in a single case, many similar claims that, if brought separately by individual people, might be too small economically to litigate. One court resolves the issues for all class members at the same time, except for those who exclude themselves, or “opt-out,” from the class. In this Action, the Court has appointed Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan to serve as Lead Plaintiffs and has appointed Labaton Keller Sucharow LLP (“Labaton”)to serve as Lead Counsel. 5. What is this case about and what has happened so far? 18. Rent the Runway pioneered the concept of internet-based clothing rentals, which the Company refers to as its “Closet in the Cloud.” Through their online platform, RTR’s customers can rent clothing for everyday wear or a variety of events on either a subscription or one-off basis. The original claims in the Action were that Defendants allegedly made materially false and misleading statements and omissions in the Offering Documents for the Company’s October 27, 2021 IPO concerning: (1) demand for the Company’s subscriptions (the “Demand Statement Allegations”); (2) the Company’s shipping costs (the “Shipping Cost Statement Allegations”); and (3) thefts of and insurance coverage for Company’s inventory (the “Theft and Insurance Statement Allegations”).

11 19. On June 8, 2023, the Court appointed Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan as Lead Plaintiffs and approved their selection of Labaton as Lead Counsel. 20. On August 21, 2023, Lead Plaintiffs filed the Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Amended Complaint”) asserting claims against all Defendants under Sections 11 and 12(a)(2) of the Securities Act, and against the Individual Defendants under Section 15 of the Securities Act. 21. On September 1, 2023, Lead Plaintiffs filed a motion seeking leave to file a Corrected Amended Class Action Complaint for Violations of the Federal Securities Laws (the “Complaint”), in order to correct typographical errors in the Amended Complaint. On September 5, 2023, the Court granted Lead Plaintiffs’ motion and Lead Plaintiffs filed the Complaint. Aside from correcting typographical errors, the Complaint’s allegations were identical to those in the Amended Complaint and the Complaint is the operative complaint in the Action. 22. On October 20, 2023, Defendants served a motion to dismiss the Complaint on Lead Plaintiffs (the “Motion to Dismiss”), which Lead Plaintiffs opposed. 23. On September 25, 2024, the Court entered its Opinion and Order granting in part and denying in part the Motion to Dismiss (the “MTD Opinion”). The MTD Opinion granted the Motion to Dismiss the Complaint’s claims based upon the Demand Statement Allegations and claims based on Items 303 and 105 of SEC Regulation S-K (except to the extent the Complaint’s Item 303 claim was based on the Theft and Insurance Statement Allegations) and denied the Motion to Dismiss the claims based on the Shipping Cost Statement Allegations and Theft and Insurance Statement Allegations.

12 24. On October 9, 2024, Defendants served a Motion for Reconsideration of Order Denying in Part Defendants’ Motion to Dismiss or, Alternatively, Certification under 28 U.S.C. §1292(b) (the “Reconsideration Motion”), which Lead Plaintiffs opposed. 25. On November 19, 2024, the Defendants moved to vacate the deadline by which they needed to answer the Complaint and to stay discovery and other proceedings while the Reconsideration Motion was pending (the “Stay Motion”), which Lead Plaintiffs opposed. On April 7, 2025, the Court held a telephonic status conference with the Parties to hear oral argument on the Stay Motion. The Court took the Stay Motion under advisement and encouraged the Parties to meet and confer to discuss a phased discovery approach while the Reconsideration Motion remained pending. 26. On May 16, 2025, the Court entered an order granting in part and denying in part the Stay Motion. Defendants’ time to answer the Complaint was held in abeyance while the Reconsideration Motion was pending, and the Parties were directed to meet and confer to exchange initial disclosures, to discuss approaches to the first phase of discovery, and to identify what particularized discovery was needed to preserve evidence. 27. On September 12, 2025, the Court entered its Opinion and Order granting in part and denying in part the Reconsideration Motion (the “Reconsideration Opinion”). The Court granted the Reconsideration Motion as to the Theft and Insurance Statement Allegations and denied it as to the Shipping Cost Statement Allegations. Accordingly, only claims based on the Shipping Cost Statement Allegations remained in the case. 28. On October 6, 2025, the Defendants filed their Answers to the Complaint, denying all allegations of wrongdoing or damages and asserting affirmative defenses. Amended Answers were filed on October 24, 2025.

13 29. On October 16, 2025, pursuant to the Court’s Individual Practices and Rules, Defendants filed a letter motion seeking a pre-motion conference for their anticipated motion for judgment on the pleadings pursuant to Fed. R. Civ. P. 12(c) (the “12(c) Motion”), which Lead Plaintiffs opposed. On November 4, 2025, Magistrate Judge Eichenholtz held a conference with the Parties to discuss whether the discovery stay should remain in effect while Defendants’ 12(c) Motion was pending. After briefing, Magistrate Judge Eichenholtz found that a full stay of discovery was not warranted and ordered that a limited “second phase” of discovery proceed while Defendants’ 12(c) Motion remained pending. 30. On November 23, 2025, Defendants served their opening brief in support of their 12(c) Motion, which Lead Plaintiffs opposed and remains pending. 31. Between January and May of 2026, the Parties exchanged limited discovery pursuant to the December 3, 2025 order and subsequent orders entered by the Magistrate. Discovery included documents produced by the Defendants regarding (i) traceability issues, (ii) agreements between RTR and its third-party shipping vendors that were in place in 2020 and 2021, and (iii) certain communications regarding shipping agreements between RTR and its shipping vendors. It also included documents produced by Lead Plaintiffs concerning (i) their transactions in RTR’s common stock and (ii) certain documents reflecting their investment advisors’ analysis, review, or study of RTR’s common stock and rationale for investing in RTR on Lead Plaintiffs’ behalf. In addition, the Parties served a third-party subpoena on the Depository Trust & Clearing Corporation to acquire traceability-related documents. Lead Plaintiffs reviewed a total of 27,200 pages of documents produced by the Defendants and third parties. 32. In May 2025, Lead Counsel and counsel for the RTR Defendants began discussing the possibility of exploring a mediated resolution of the Action. To facilitate those discussions

14 and subsequently assist them in reaching a potential negotiated resolution of the Action’s claims against all Defendants, Lead Plaintiffs and the RTR Defendants engaged Jed D. Melnick, Esq. of JAMS (the “Mediator”), a well-respected and experienced mediator. 33. On September 8, 2025, representatives of Lead Plaintiffs, Lead Counsel, representatives of RTR, and counsel for the RTR Defendants participated in an in-person mediation session with the Mediator. In advance of that session, Lead Plaintiffs and the RTR Defendants submitted to the Mediator and exchanged detailed mediation statements, which addressed both liability and damages issues. Despite extensive arm’s-length negotiations, Lead Plaintiffs and the RTR Defendants were unable to reach an agreement to settle. 34. Lead Counsel and counsel for the RTR Defendants continued discussions with the Mediator following the session to explore the possibility of a settlement. 35. On July 7, 2026, representatives of Lead Plaintiffs, Lead Counsel, representatives of RTR, and counsel for the RTR Defendants participated in a second in-person mediation session before the Mediator. In participants submitted supplemental mediation statements. At the conclusion of the mediation session, the Lead Plaintiffs and the RTR Defendants reached an agreement in principle as to certain aspects of the terms of an ultimate agreement to settle the Action against all Defendants and agreed to continue negotiations. Following continued negotiations, on September __, 2026, the Parties executed the Stipulation, which reflects the final and binding agreement between the Parties. 6. What are the reasons for the Settlement? 36. The Court did not finally decide in favor of Lead Plaintiffs or Defendants. Instead, both sides agreed to a settlement. Lead Plaintiffs and Lead Counsel believe that the claims asserted in the Action have merit. They recognize, however, the expense and length of continued

15 proceedings needed to pursue the claims through trial and appeals, as well as the risks of the claims surviving dispositive motions and the difficulties in establishing liability and damages. In light of the Settlement and the guaranteed recovery to the Settlement Class, Lead Plaintiffs and Lead Counsel believe that the proposed Settlement is fair, reasonable, and adequate, and in the best interests of the Settlement Class. 37. Defendants expressly have denied, and continue to deny, any fault, liability, or wrongdoing of any kind and that the evidence developed supports in any way the claims asserted. Defendants also have denied and continue to deny each and every one of the allegations, claims and contentions alleged in the Complaint. Defendants also have denied and continue to deny, among other things, each and all of the claims alleged by Lead Plaintiffs in the Action, including, without limitation, any liability arising out of any of the allegations, transactions, facts, matters or occurrences, representations, or omissions that were alleged, or that could have been alleged, in the Action. Defendants also have denied, and continue to deny, among other things, that the Offering Documents contained any misstatements or omissions giving rise to any liability under the Securities Act or otherwise. Defendants also have denied, and continue to deny, among other allegations, that Lead Plaintiffs or any Settlement Class Members were harmed or suffered any loss or damages as a result of any of the conduct alleged in the Action or that could have been alleged as part of the Action, including the conduct alleged in the Complaint. Nonetheless, Defendants have concluded that continuation of the Action would be protracted and expensive, and have taken into account the uncertainty and risks inherent in any litigation, especially a complex case like this Action.

16 THE SETTLEMENT BENEFITS 7. What does the Settlement provide? 38. In exchange for the Settlement and the release of the Released Plaintiffs’ Claims against the Released Defendant Parties (see Question 9 below), RTR has agreed to pay or cause the payment of nine million U.S. dollars ($9 million), which will consist of the Cash Settlement Amount ($6 million) paid in cash and the Stock Component Amount ($3 million) paid in freely tradable shares of RTR Class A common stock (or common stock of any successor issuer) and/or, at the sole and exclusive option of RTR, cash. The Settlement Fund, after deduction of Court- awarded attorneys’ fees and Litigation Expenses, Notice and Administration Expenses, Taxes, and any other fees or expenses approved by the Court (the “Net Settlement Fund”), will be distributed to Settlement Class Members who submit valid and timely Claim Forms and are found to be eligible to receive a distribution from the Net Settlement Fund. 39. If Settlement Shares are issued, Lead Counsel has the right to decide, in its sole discretion, whether to (i) sell all or any portion of the Settlement Shares and distribute the net cash proceeds from the sale of the shares to Authorized Claimants or (ii) distribute the Settlement Shares to Authorized Claimants. If issued, the Settlement Shares will be either registered under the Securities Act or exempt from registration under Section 3(a)(10). If distributed, the Settlement Shares will be posted electronically to the brokerage accounts of Authorized Claimants and fractional shares will not be distributed. 8. How can I receive a payment? 40. To qualify for a payment from the Net Settlement Fund, you must submit a timely and valid Claim Form. You may obtain a Claim Form from the website for the Settlement, www._______, or from Lead Counsel’s website, www.labaton.com, or submit a claim online at

17 www._______. You can also request that a Claim Form be mailed to you by calling the Claims Administrator toll-free at (___) ___-___. 41. Please read the instructions in the Claim Form carefully, fill out the Claim Form, include all the documents the form requests, sign it, and mail or submit it to the Claims Administrator so that it is postmarked or received no later than ____, 2026. 9. What am I giving up to receive a payment and by staying in the Settlement Class? 42. If you are a Settlement Class Member and do not timely and validly exclude yourself from the Settlement Class, you will remain in the Settlement Class and that means that, upon the “Effective Date” of the Settlement, you and your related parties (“Releasing Plaintiff Parties”) will release all “Released Plaintiffs’ Claims” against the “Released Defendant Parties.” All of the Court’s orders about the Settlement, whether favorable or unfavorable, will apply to you and legally bind you. (a) “Released Plaintiffs’ Claims” means any and all claims, rights and causes of action of every kind, nature, or description whatsoever, duties, obligations, demands, actions, debts, sums of money, suits, contracts, agreements, promises, judgments, matters, issues, losses, damages and liabilities, whether known or Unknown (defined below), suspected or unsuspected, contingent or absolute, mature or not mature, liquidated or unliquidated, accrued or not accrued, concealed or hidden, direct or indirect, regardless of legal or equitable theory and whether arising under federal, state, common, or foreign law, rule, or regulation, that Lead Plaintiffs or any other member of the Settlement Class or the Releasing Plaintiff Parties asserted in the Action or could have asserted in the Action, or have or could in the future assert in any other forum, whether foreign or domestic, and that arise out of or are based upon, concern, or relate directly or indirectly to, in any way, both: (1) the allegations, transactions, facts, matters or occurrences, representations,

18 or omissions involved, set forth, alleged or referred to in the complaints filed in the Action, or which could have been alleged in this Action (including, without limitation, any alleged misstatements or omissions by any RTR Defendants concerning RTR’s financial performance, business, operations, or strategy from the time of the IPO through and including September 12, 2022), and (2) the purchase, acquisition, sale, holding or disposition of RTR’s publicly traded Class A common stock pursuant and/or traceable to the Offering Documents for RTR’s IPO or during the time period from October 27, 2021 through September 12, 2022, inclusive. For the avoidance of doubt, the Released Plaintiffs’ Claims shall not include: (i) claims to enforce the Settlement; (ii) claims in any shareholder derivative action or demands, including Bandyopadhyay v. Hyman, et al., No. 24-cv-7321 (E.D.N.Y.); (iii) claims asserted by any regulatory or governmental authority in connection with any currently ongoing investigation or proceeding, if any exist; or (iv) any claims of Persons who submit a request for exclusion that is accepted by the Court. (b) “Released Defendant Parties (or Party)” means Defendants and each and all of their Related Parties and Defendants’ Counsel. (i) “Defendants’ Counsel” means Freshfields US LLP, counsel for the RTR Defendants, and Willkie Farr & Gallager LLP, counsel for the Underwriter Defendants. (ii) “Related Parties (or Party)” means any and all of each of a Defendant’s past, present, and future parents, subsidiaries, predecessors, successors, divisions, investment funds, joint ventures and general or limited partnerships, and each of their respective current or former officers, directors, trustees, partners, members, contractors, auditors, accountants, financial advisors, investment bankers, underwriters, insurers or reinsurers, employees, principals, agents, shareholders, equity holders, joint venturers, managers, managing

19 directors, supervisors, consultants, experts, indemnitors, receivers, managing agents, employees, and attorneys, each in their respective capacity as such, as well as each of the Individual Defendants’ Immediate Family Members, heirs, executors, personal or legal representatives, estates, beneficiaries, legatees, devisees, spouses, predecessors, successors, and assigns. (c) “Releasing Plaintiff Parties (or Party)” means each and every Settlement Class Member, Lead Plaintiffs, and each of their respective current and former direct and indirect parents, subsidiaries, predecessors, successors, assigns, officers, directors, principals, partners, members, heirs, estates, trustees, administrators, and legal representatives, each in their respective capacity as such. Releasing Plaintiff Parties does not include any Person who timely and validly seeks exclusion from the Settlement Class. (d) “Unknown Claims” means (i) any and all Released Plaintiffs’ Claims against Released Defendant Parties which Lead Plaintiffs, or any Settlement Class Members or Releasing Plaintiff Parties, do not know or suspect to exist in his, her, or its favor as of the Effective Date which, if known by such party, might have affected such party’s decision(s) with respect to the Settlement, including the decision to object to the terms of the Settlement or to exclude himself, herself, or itself from the Settlement Class and (ii) any and all Released Defendants’ Claims that any Defendant does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Plaintiff Parties, which if known by such party might have affected such party’s decision(s) with respect to the Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, by operation of the Judgment or Alternative Judgment, upon the Effective Date, Lead Plaintiffs and Defendants shall have expressly waived, and each other Settlement Class Member and Releasing Plaintiff Party shall be deemed to have waived, and by operation of the Judgment or Alternative Judgment shall

20 have, to the fullest extent permitted by law, expressly waived and relinquished any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States or foreign law, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Lead Plaintiffs, other Settlement Class Members or Releasing Plaintiff Parties, or Defendants may hereafter discover facts, legal theories, or authorities in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Plaintiffs’ Claims and the Released Defendants’ Claims, but Lead Plaintiffs and Defendants shall expressly, fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and each Settlement Class Member and Releasing Plaintiff Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the Effective Date and by operation of the Judgment or Alternative Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Plaintiffs’ Claims and Released Defendants’ Claims as applicable, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. Lead Plaintiffs and Defendants acknowledge, and other Settlement Class Members and Releasing Plaintiff Parties by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” in the definition of Released Plaintiffs’ Claims and Released Defendants’ Claims was separately bargained for and was a material element of the Settlement.

21 43. The “Effective Date” will occur when an Order entered by the Court approving the Settlement becomes Final and is not subject to appeal. 44. Upon the “Effective Date,” Defendants will also provide a release of any claims against Lead Plaintiffs and the Settlement Class arising out of or related to the institution, prosecution, or settlement of the claims in the Action. EXCLUDING YOURSELF FROM THE SETTLEMENT CLASS 45. If you want to keep any right you may have to sue or continue to sue Defendants and the other Released Defendant Parties on your own concerning the Released Plaintiffs’ Claims, then you must take steps to remove yourself from the Settlement Class. This is called excluding yourself or “opting out.” Please note: If you decide to exclude yourself from the Settlement Class, there is a risk that any lawsuit you may file to pursue claims alleged in the Action may be dismissed, including because the suit is not filed within the applicable time periods required for filing suit. RTR has the option to terminate the Settlement if a certain amount of Settlement Class Members request exclusion. 10. How do I exclude myself from the Settlement Class? 46. To exclude yourself from the Settlement Class, you must mail a signed letter stating that you request to be “excluded from the Settlement Class in Sharma v. Rent the Runway, Inc., No. 1:22-cv-6935 (E.D.N.Y.).” You cannot exclude yourself by telephone or email. Each request for exclusion must also: (i) state the name, address, telephone number, and email address (if any) of the Person requesting exclusion; (ii) state the date(s), price(s), and number(s) of shares of RTR publicly traded Class A common stock you purchased, acquired, and sold (if any) during the period from October 27, 2021 through, and including, [day before execution of the Stipulation];

22 and (iii) be signed by the person or entity requesting exclusion. A request for exclusion must be mailed so that it is received no later than _____ , 2026 at: Rent the Runway Securities Settlement c/o ____ P.O. Box ____ City, STATE Zip 47. This information is needed to determine whether you are a member of the Settlement Class. Your exclusion request must comply with these requirements in order to be valid, unless it is otherwise accepted by the Court. 48. If you ask to be excluded, do not submit a Claim Form because you cannot receive any payment from the Net Settlement Fund. Also, you cannot object to the Settlement because you will not be a Settlement Class Member and the Settlement will not affect you. If you submit a valid exclusion request, you will not be legally bound by anything that happens in the Action, and you may be able to sue (or continue to sue) Defendants and the other Released Defendant Parties in the future. 11. If I do not exclude myself, can I sue Defendants and the other Released Defendant Parties for the same reasons later? 49. No. Unless you properly exclude yourself, you will give up any rights to sue Defendants and the other Released Defendant Parties for any and all Released Plaintiffs’ Claims. If you have a pending lawsuit against any of the Released Defendant Parties, speak to your lawyer in that case immediately. You must exclude yourself from this Settlement Class to continue your own lawsuit. Remember, the exclusion deadline is _____, 2026.

23 THE LAWYERS REPRESENTING YOU 12. Do I have a lawyer in this case? 50. Labaton Keller Sucharow LLP is Lead Counsel in the Action and represents all Settlement Class Members. You will not be separately charged for these lawyers. The Court will determine the amount of attorneys’ fees and Litigation Expenses, which will be paid from the Settlement Fund. If you want to be represented by your own lawyer, you may hire one at your own expense. 13. How will the lawyers be paid? 51. Lead Counsel has been prosecuting the Action on a contingent basis and has not been paid for any of their work. Lead Counsel will seek an attorneys’ fee award of no more than 20% of the Settlement Fund, or $1,800,000, plus accrued interest. Lead Counsel will also seek payment of Litigation Expenses incurred in the prosecution of the Action of no more than $250,000, plus accrued interest, which may include an application by Lead Plaintiffs for their reasonable costs and expenses (including lost wages) related to their representation of the Settlement Class, pursuant to the PSLRA. 52. Any attorneys’ fees and expenses awarded to Labaton by the Court will be paid from the Settlement Fund. Settlement Class Members are not individually liable for any such fees or expenses. OBJECTING TO THE SETTLEMENT, THE PLAN OF ALLOCATION, OR THE FEE AND EXPENSE APPLICATION 14. How do I tell the Court that I do not like something about the proposed Settlement? 53. If you are a Settlement Class Member, you can object to the Settlement or any of its terms (including the issuance of Settlement Shares), the proposed Plan of Allocation of the Net Settlement Fund, and/or Lead Counsel’s Fee and Expense Application. You may write to the

24 Court about why you think the Court should not approve any or all of the Settlement terms or related relief. If you would like the Court to consider your views, you must file a proper objection within the deadline, and according to the following procedures. 54. To object, you must send a signed letter stating that you object to the proposed Settlement, the Plan of Allocation, and/or the Fee and Expense Application in “Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.).” The objection must also: (i) state the name, address, telephone number, and email address (if any) of the objector and must be signed by the objector; (ii) state the objection(s) and the specific reasons for each objection, including whether it applies only to the objector, to a specific subset of the Settlement Class, or to the entire Settlement Class, and any legal and evidentiary support, and witnesses, the Settlement Class Member wishes to bring to the Court’s attention; and (iii) include documents sufficient to prove the objector’s membership in the Settlement Class, such as the date(s), price(s), and number(s) of shares of RTR publicly traded Class A common stock purchased or acquired during the period from October 27, 2021 through and including November 14, 2022, as well as the dates and prices of each such purchase, acquisition, and sale. Objectors who are represented by counsel must also provide the name, address and telephone number of all counsel, if any, who represent them; the number of times the objector and their counsel have filed an objection to a class action settlement in the last five years; the nature of each such objection in each case; and the name and docket number of each case. Unless otherwise ordered by the Court, any Settlement Class Member who does not object in the manner described in this Notice will be deemed to have waived any objection and will be foreclosed from making any objection to the proposed Settlement, the Plan of Allocation, and/or Lead Counsel’s Fee and Expense Application. Your objection must be filed

25 with the Court no later than ______, 2026 and be mailed or delivered to the following counsel so that it is received no later than ________, 2026: Court Lead Counsel Clerk of the Court United States District Court Eastern District of New York 225 Cadman Plaza East, Brooklyn, NY 11201 Labaton Keller Sucharow LLP Alfred L. Fatale III, Esq. 140 Broadway New York, NY 10005 Defendants’ Counsel Freshfields US LLP Agnès Dunogué, Esq. 175 Greenwich Street, 51st Floor New York, New York 10007 Willkie Farr & Gallagher LLP Todd G. Cosenza, Esq. 787 Seventh Avenue New York, New York 10019-6099 55. You do not need to attend the Settlement Hearing to have your written objection considered by the Court. However, any Settlement Class Member who has complied with the procedures described in this Question 14 and below in Question 18 may appear at the Settlement Hearing and be heard, to the extent allowed by the Court. An objector may appear in person or arrange, at his, her, or its own expense, for a lawyer to represent him, her, or it at the Settlement Hearing. 15. What is the difference between objecting and seeking exclusion? 56. Objecting is telling the Court that you do not like something about the proposed Settlement, Plan of Allocation, or Lead Counsel’s Fee and Expense Application. You can still recover money from the Settlement. You can object only if you stay in the Settlement Class. Excluding yourself is telling the Court that you do not want to be part of the Settlement Class. If you exclude yourself from the Settlement Class, you have no basis to object because the Settlement and the Action no longer affect you.

26 THE SETTLEMENT HEARING 16. When and where will the Court decide whether to approve the Settlement? 57. The Court will hold the Settlement Hearing on _____ , 2026 at __:__ __.m. (ET) at the United States District Court for the Eastern District of New York, Theodore Roosevelt United States Courthouse, 225 Cadman Plaza East, Courtroom 6C South, Brooklyn, New York 11201. 58. At this hearing, the Court will consider whether: (i) the Settlement is fair, reasonable, adequate, and should be approved; (ii) a judgment as provided for in the Stipulation should be entered dismissing this Action with prejudice; (iii) the terms and conditions of the issuance of the Settlement Shares (issued as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties), which shares may be issued pursuant to the exemption from registration requirements under Section 3(a)(10), are fair to all persons and entities to whom the shares will be issued; (iv) the Plan of Allocation is fair and reasonable, and should be approved; (v) the application of Lead Counsel for an award of attorneys’ fees and payment of Litigation Expenses is reasonable and should be approved. The Court will take into consideration any written objections filed in accordance with the instructions in Question 14 above. We do not know how long it will take the Court to make these decisions. 59. The Court may change the date and time of the Settlement Hearing, or hold the hearing remotely, without an individual notice being sent to Settlement Class Members. If you want to attend the hearing, you should check with Lead Counsel beforehand to be sure that the date and/or time has not changed, or periodically check the Settlement website at www._______ to see if the Settlement Hearing stays as scheduled or is changed.

27 17. Do I have to come to the Settlement Hearing? 60. No. Lead Counsel will answer any questions the Court may have, but you are welcome to attend at your own expense. If you submit a valid and timely objection, the Court will consider it and you do not have to come to Court to discuss it. You may have your own lawyer attend (at your own expense), but it is not required. If you do hire your own lawyer, he or she must file and serve a Notice of Appearance in the manner described in the answer to Question 18 below no later than _____, 2026. 18. May I speak at the Settlement Hearing? 61. You may ask the Court for permission to speak at the Settlement Hearing. To do so, you must, no later than _____, 2026, submit a statement that you, or your attorney, intend to appear in “Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.).” If you intend to present evidence at the Settlement Hearing, you must also include in your objections (prepared and submitted according to the answer to Question 14 above) the identities of any witnesses you may wish to call to testify and any exhibits you intend to introduce into evidence at the Settlement Hearing. You may not speak at the Settlement Hearing if you exclude yourself from the Settlement Class or if you have not provided written notice of your intention to speak at the Settlement Hearing in accordance with the procedures described in this Question 18 and Question 14 above. IF YOU DO NOTHING 19. What happens if I do nothing at all? 62. If you do nothing and you are a member of the Settlement Class, you will receive no money from this Settlement and you will be precluded from starting a lawsuit, continuing with a lawsuit, or being part of any other lawsuit against Defendants and the other Released Defendant Parties concerning the Released Plaintiffs’ Claims. To share in the Net Settlement Fund, you must

28 submit a Claim Form (see Question 8 above). To start, continue, or be a part of any other lawsuit against Defendants and the other Released Defendant Parties concerning the Released Plaintiffs’ Claims, you must exclude yourself from the Settlement Class (see Question 10 above). GETTING MORE INFORMATION 20. Are there more details about the Settlement? 63. This Notice summarizes the proposed Settlement. More details are contained in the Stipulation. You may review the Stipulation and other documents filed in the case during business hours at the Office of the Clerk of the Court, United States District Court for the Eastern District of New York, 225 Cadman Plaza East, Brooklyn, NY 11201. (Please check the Court’s website, www.nyed.uscourts.gov, for information about Court closures before visiting.) Subscribers to PACER, a fee-based service, can also view the papers filed publicly in the Action through the Court’s on-line Case Management/Electronic Case Files System at https://www.pacer.gov. 64. You can also get a copy of the Stipulation, and other documents related to the Settlement, as well as additional information about the Settlement by visiting the website for the Settlement, www.________, or the website of Lead Counsel, www.labaton.com. You may also call the Claims Administrator toll-free at (___) ___-___ or write to the Claims Administrator at Rent the Runway Securities Settlement, c/o ______, P.O. Box ____, ___, info@_____. Please do not call the Court with questions about the Settlement. PLAN OF ALLOCATION OF THE NET SETTLEMENT FUND 21. How will my claim be calculated? 65. The Plan of Allocation below is the plan for calculating claims and distributing the proceeds of the Settlement that is being proposed by Lead Plaintiffs and Lead Counsel to the Court for approval. The Court may approve this Plan of Allocation or modify it without additional

29 notice to the Settlement Class. Any order modifying the Plan of Allocation will be posted on the Settlement website www._____________.com and www.labaton.com. 66. If approved, the proposed Settlement will create a fund, the “Settlement Fund,” with an aggregate value of $9,000,000, which will consist of the Cash Settlement Amount of $6,000,000, a Stock Component Amount of $3,000,000 (which may be paid in cash instead of stock), and any earned interest. The Settlement Fund, after deduction of Court-approved attorneys’ fees and Litigation Expenses, Notice and Administration Expenses, Taxes, and any other fees or expenses approved by the Court, is the Net Settlement Fund. If the Settlement is approved by the Court, the Net Settlement Fund will be distributed to members of the Settlement Class who timely submit valid Claim Forms that show a “Recognized Claim” according to the proposed Plan of Allocation (or any other plan of allocation approved by the Court). Settlement Class Members who do not timely submit valid Claim Forms will not share in the Net Settlement Fund, but will still be bound by the Settlement. 67. The objective of this Plan of Allocation is to distribute the Net Settlement Fund equitably among eligible Settlement Class Members who allegedly suffered economic losses as a result of the alleged violations of the federal securities law with respect to shares of RTR publicly traded Class A common stock purchased or acquired pursuant and/or traceable to the Offering Documents for RTR’s IPO, which occurred on or about October 27, 2021. The Plan of Allocation measures the amount of loss that a Settlement Class Member can claim for purposes of making proportional pro rata allocations of the Net Settlement Fund to Authorized Claimants. The Claims Administrator will calculate Claimants’ claims and shall determine each Authorized Claimant’s pro rata share of the Net Settlement Fund (which may be comprised of cash and stock) based upon each Authorized Claimant’s Recognized Claim, as defined below.

30 68. To design this Plan of Allocation, Lead Counsel conferred with Lead Plaintiffs’ consulting damages expert. The Plan of Allocation, however, is not a formal damages analysis. The calculations made pursuant to the Plan of Allocation are not intended to estimate, or be indicative of, the amounts that Settlement Class Members might have been able to recover as damages after a trial. Nor are the calculations, including the Recognized Loss formulas, intended to estimate the amounts that will be paid to Authorized Claimants. The computations under the Plan of Allocation are only a method to weigh the claims of Authorized Claimants against one another for the purposes of making pro rata allocations of the Net Settlement Fund and the Recognized Claim amounts are the basis upon which the Net Settlement Fund will be proportionately allocated to Authorized Claimants. An individual Settlement Class Member’s recovery will depend on, for example: (i) the total number and value of claims submitted; (ii) when the Claimant purchased or acquired RTR publicly traded Class A common stock; and (iii) whether and when the Claimant sold his, her, or its RTR publicly traded Class A common stock. 69. Claims asserted in the Action under Section 11 of the Securities Act serve as the basis for the calculation of the Recognized Loss Amounts under this Plan. Section 11 of the Securities Act provides a statutory formula for the calculation of damages under that provision. The formulas stated below, which were developed by Lead Counsel’s damages expert, generally track the statutory formula. CALCULATION OF RECOGNIZED LOSS AMOUNTS 70. For purposes of determining whether a Claimant has a “Recognized Claim,” purchases, acquisitions, and sales of RTR publicly traded Class A common stock will first be matched on a First In/First Out (“FIFO”) basis. If a Settlement Class Member has more than one purchase, acquisition or sale of common stock, all purchases/acquisitions and sales shall be matched on a FIFO basis. Sales will be matched against purchases/acquisitions in chronological order,

31 beginning with the earliest purchase/acquisition made during the period from October 27, 2021 through November 14, 2022 (the “Relevant Period”). 71. A “Recognized Loss Amount” will be calculated as set forth below for each share of RTR publicly traded Class A common stock purchased or acquired during the Relevant Period that is listed in the Claim Form and for which adequate documentation is provided. For purposes of the Settlement, purchases or acquisitions will be considered pursuant or traceable to the Offering Documents for the IPO if they were purchased or acquired during the Relevant Period. Shares of RTR publicly traded Class A common stock purchased or otherwise acquired on the open market after November 14, 2022 are not eligible for recovery under the Settlement. To the extent that the calculation of a Claimant’s Recognized Loss Amount results in a negative number (a gain), that number shall be set to zero. 72. On April 3, 2024, RTR effected a one for twenty reverse stock split of its Class A common stock.5 To account for this, all prices presented here are adjusted to reflect this reverse stock split. Claimants’ submitted transactions will be adjusted using the Reverse Split Adjustment Factors set forth in Table 1 below. Specifically, share amounts will be divided by the relevant Split Adjustment Factor set forth in Table 1 and purchase/acquisition and sale prices will be multiplied by the relevant Reverse Split Adjustment Factor set forth in Table 1. TABLE 1 Split Adjustment Factor to be Applied to Claimants’ Transactions Transaction Date Reverse Stock Split Adjustment Factor October 27, 2021 - April 2, 2024 20 April 3, 2024 - Current 1 5 This split reduced the number of common shares from 67,223,096 shares to 3,390,587 shares.

32 73. The sum of a Claimant’s Recognized Loss Amounts will be their Recognized Claim. 74. For each share of RTR publicly traded Class A common stock purchased or otherwise acquired from October 27, 2021 through and including April 24, 2022, and: A. Sold before the opening of trading on November 14, 2022,6 the Recognized Loss Amount for each such share shall be the purchase/acquisition price (not to exceed the IPO issue price of $420.00)7 minus the sale price. B. Sold after the opening of trading on November 14, 2022 and through the close of trading on [day before execution of the Stipulation],8 the Recognized Loss Amount for each such share shall be the purchase/acquisition price (not to exceed the IPO issue price of $420.00) minus the sale price (not to be less than $31.60,9 the closing share price on November 14, 2022). C. Retained through the close of trading on [day before execution of the Stipulation], the Recognized Loss Amount for each such share shall be the purchase/acquisition price (not to exceed the IPO issue price of $420.00) minus $31.60, the closing share price on November 14, 2022. 75. For each share of RTR publicly traded Class A common stock purchased or otherwise acquired from April 25, 2022 through and including November 14, 2022, and: 6 For purposes of the statutory calculations, November 14, 2022 (the date of the filing of the initial complaint in the Action) is the date of suit. 7 As noted above, prices presented here are reverse split adjusted. When the IPO occurred, the initial offering price was $21.00, when adjusted, this price is $420. 8 This is the day before the Stipulation was executed. 9 Prices presented here are reverse split adjusted. When the initial complaint was filed in this Action, the closing price was $1.58, when adjusted, this price is $31.60.

33 A. Sold before the opening of trading on November 14, 2022, the Recognized Loss Amount for each such share shall be (i) the purchase/acquisition price (not to exceed the IPO issue price of $420.00)10 minus the sale price, (ii) multiplied by 0.25.11 B. Sold after the opening of trading on November 14, 2022 and through the close of trading on [day before execution of the Stipulation], the Recognized Loss Amount for each such share shall be (i) the purchase/acquisition price (not to exceed the IPO issue price of $420.00) minus the sale price (not to be less than $31.60, the closing share price on November 14, 2022), (ii) multiplied by 0.25. C. Retained through the close of trading on [day before execution of the Stipulation], the Recognized Loss Amount for each such share shall be (i) the purchase/acquisition price (not to exceed the IPO issue price of $420.00) minus $31.60, the closing share price on November 14, 2022, (ii) multiplied by 0.25. ADDITIONAL PROVISIONS OF THE PLAN OF ALLOCATION 76. RTR publicly traded Class A common stock (Ticker: RENT) is the only security eligible for a recovery under the Plan of Allocation. With respect to RTR’s publicly traded Class A common stock acquired or sold through the exercise of an option, the acquisition/sale date of the RTR’s Class A common stock is the exercise date of the option and the acquisition/sale price is the exercise price of the option. 77. Purchases, acquisitions, and sales of RTR’s publicly traded Class A common stock will be deemed to have occurred on the “contract” or “trade” date as opposed to the “settlement” or “payment” or “sale” date. 78. The receipt or grant by gift, inheritance, or operation of law of RTR publicly traded Class A common stock will not be deemed an eligible purchase or acquisition of shares for the 10 As noted above, prices presented here are reverse split adjusted. When the IPO occurred, the initial offering price was $21.00, when adjusted, this price is $420. 11 The Plan of Allocation applies a seventy-five percent (75%) discount to claims of Settlement Class Members that purchased or otherwise acquired RTR publicly traded Class A common stock from April 25, 2022 through November 14, 2022, inclusive. This discount reflects the difficulty that such Settlement Class Members would face “tracing” their shares to the IPO after the related “lock up” of non-IPO shares expired. According to the IPO’s prospectus, non- IPO shares were locked for 180 days after the date of the IPO’s prospectus, i.e., from October 26, 2021 to April 24, 2022.

34 calculation of a Claimant’s Recognized Claim, nor will the receipt or grant be deemed an assignment of any claim relating to the purchase/acquisition of such shares unless: (i) the donor or decedent purchased such shares of RTR publicly traded Class A common stock during the Relevant Period; (ii) no Claim Form was submitted by or on behalf of the donor, on behalf of the decedent, or by anyone else with respect to such shares; and (iii) it is specifically so provided in the instrument of gift or assignment. 79. In accordance with the Plan of Allocation, the Recognized Loss Amount on any portion of a purchase or acquisition that matches against (or “covers”) a “short sale” is zero. The Recognized Loss Amount on a “short sale” that is not covered by a purchase or acquisition is also zero. 80. If a Claimant has an opening short position in RTR publicly traded Class A common stock during the Relevant Period, the earliest subsequent purchase or acquisition during the Relevant Period will be matched against such short position on a FIFO basis and will not be entitled to recovery. If a Claimant newly establishes a short position during the Relevant Period, the earliest subsequent Relevant Period purchase or acquisition will be matched against such short position on a FIFO basis and will not be entitled to a recovery. 81. If the sum total of Recognized Claims of all Authorized Claimants who are entitled to receive payment out of the Net Settlement Fund is greater than the Net Settlement Fund, each Authorized Claimant will receive his, her, or its pro rata share of the Net Settlement Fund. The pro rata share will be the Authorized Claimant’s Recognized Claim divided by the total of Recognized Claims of all Authorized Claimants, multiplied by the total amount in the Net Settlement Fund. If the Net Settlement Fund exceeds the sum total amount of the Recognized Claims of all Authorized Claimants entitled to receive payment out of the Net Settlement Fund,

35 the excess amount in the Net Settlement Fund will be distributed pro rata to all Authorized Claimants entitled to receive payment. 82. The Net Settlement Fund will be allocated among all Authorized Claimants whose prorated payment is $10.00 or greater. If the prorated payment to any Authorized Claimant calculates to less than $10.00, it will not be included in the calculation and no distribution will be made to that Authorized Claimant. In the event of a distribution of Settlement Shares, no fractional Settlement Shares will be issued. 83. Settlement Class Members who do not submit acceptable Claim Forms will not share in the distribution of the Net Settlement Fund, however they will nevertheless be bound by the Settlement and the final Judgment of the Court dismissing this Action and related claims. 84. Distributions will be made to Authorized Claimants after all claims have been processed and after the Court has finally approved the Settlement and the Settlement has reached its Effective Date. If there is any balance remaining in the Net Settlement Fund (whether by reason of tax refunds, uncashed checks or otherwise) after at least six (6) months from the date of initial distribution of the Net Settlement Fund, Lead Counsel shall, if feasible and economical, redistribute such balance among Authorized Claimants who have cashed their checks in an equitable and economic fashion. These redistributions shall be repeated until the balance in the Net Settlement Fund is no longer feasible or economical to distribute. Any balance that still remains in the Net Settlement Fund after such re-distribution(s), which is not feasible or economical to reallocate, after payment of Notice and Administration Expenses, Taxes, and any unpaid attorneys’ fees and expenses, shall be contributed to the Consumer Federation of America, a non-sectarian, not-for-profit organization serving the public interest, or such other non- sectarian, not-for-profit organization approved by the Court.

36 85. Payment pursuant to the Plan of Allocation, or such other plan as may be approved by the Court, shall be conclusive against all Claimants. No Person shall have any claim against Lead Plaintiffs, Lead Counsel, their damages expert, the Claims Administrator, or other agent designated by Lead Counsel, arising from determinations or distributions to Claimants made substantially in accordance with the Stipulation, the Plan of Allocation approved by the Court, or further orders of the Court. Lead Plaintiffs, Defendants, Defendants’ Counsel, and all other Released Defendant Parties shall have no responsibility for or liability whatsoever for the investment or distribution of the Settlement Fund, the Net Settlement Fund, the Plan of Allocation or the determination, administration, calculation, or payment of any Claim Form or non- performance of the Claims Administrator, the payment or withholding of Taxes owed by the Settlement Fund or any losses incurred in connection therewith. 86. Each Claimant is deemed to have submitted to the jurisdiction of the United States District Court for the Eastern District of New York with respect to his, her, or its claim. SPECIAL NOTICE TO SECURITIES BROKERS AND NOMINEES 87. If you purchased or otherwise acquired RTR publicly traded Class A common stock (Ticker: RENT) during the period from October 27, 2021 through and including November 14, 2022, for the beneficial interest of a person or entity other than yourself, the Court has directed that WITHIN TEN (10) CALENDAR DAYS OF YOUR RECEIPT OF THE POSTCARD NOTICE OR THIS NOTICE YOU MUST EITHER: (a) provide a list of the names, addresses, and emails (if available) of all such beneficial owners to the Claims Administrator and the Claims Administrator is ordered to send a Postcard Notice promptly to such identified beneficial owners; or (b) WITHIN TEN (10) CALENDAR DAYS of receipt of notice (i) request from the Claims Administrator sufficient copies of the Postcard Notice to forward to all such beneficial owners, and WITHIN TEN (10) CALENDAR DAYS of receipt of those Postcard Notices from the

37 Claims Administrator, mail them to all such beneficial owners or (ii) email the Postcard Notice or a link to the Postcard Notice to all such beneficial owners. Nominees who elect to mail or email the Postcard Notice to their beneficial owners SHALL ALSO send a statement to the Claims Administrator confirming that the Postcard Notice was mailed/emailed and shall retain their records for use in connection with any further notices that may be provided in the Action. 88. Upon FULL AND TIMELY compliance with these directions, nominees may seek reimbursement of their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners of up to: $0.03 per Postcard Notice, plus postage at the current pre-sort rate used by the Claims Administrator, for notices mailed by nominees; or $0.03 per mailing record provided to the Claims Administrator or email sent, by providing the Claims Administrator with proper documentation supporting the expenses for which reimbursement is sought. Such properly documented expenses incurred by nominees in compliance with this order shall be paid from the Settlement Fund, and any unresolved disputes regarding reimbursement of such expenses shall be subject to review by the Court. 89. All communications concerning the foregoing should be addressed to the Claims Administrator:

38 Rent the Runway Securities Settlement c/o _____ P.O. Box ____ ___ City, STATE ZIP (___) ___-___ info@________ www.___________ Dated: _______, 2026 BY ORDER OF THE U.S. DISTRICT COURT EASTERN DISTRICT OF NEW YORK

Exhibit A-2

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Defendants. Case No. 22-cv-06935-OEM-SDE PROOF OF CLAIM AND RELEASE A. GENERAL INSTRUCTIONS 1. To recover as a member of the Settlement Class based on your claims in the proposed class action Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.) (the “Action”), you must complete and, on page ____ below, sign this Proof of Claim and Release form (“Claim Form”). If you fail to submit a timely and properly addressed (as explained in paragraph 2 below) Claim Form, your claim may be rejected and you may not receive any recovery from the Net Settlement Fund created in connection with the proposed Settlement of the Action. Submission of this Claim Form, however, does not assure that you will share in the proceeds of the Settlement of the Action.1 2. THIS CLAIM FORM MUST BE SUBMITTED ONLINE AT WWW.________.COM NO LATER THAN ___, 2026 OR, IF MAILED, BE POSTMARKED OR RECEIVED NO LATER THAN ____, 2026, ADDRESSED AS FOLLOWS: 1 All capitalized terms that are not otherwise defined herein have the meanings given to them in the Stipulation and Agreement of Settlement, dated September ___, 2026 (“Stipulation”), available at www. ____. com.

- 2 - Rent the Runway Securities Settlement c/o _____ P.O. Box _____ ____, ____ _____ 3. If you are a member of the Settlement Class, and you do not timely request exclusion from the Settlement Class, you will be bound by the terms of all orders and any judgment entered in the Action, including the releases provided therein, WHETHER OR NOT YOU SUBMIT A CLAIM FORM OR RECEIVE A PAYMENT. RECEIPT OF THIS CLAIM FORM DOES NOT MEAN YOU ARE A MEMBER OF THE SETTLEMENT CLASS. B. CLAIMANT IDENTIFICATION 4. If you purchased or acquired Rent the Runway, Inc. (“RTR”) publicly traded Class A common stock pursuant and/or traceable to the Offering Documents for the Company’s initial public offering (“IPO”), and held the shares in your name, you are the beneficial purchaser as well as the record purchaser. However, if you purchased or otherwise acquired the shares through a third party, such as a brokerage firm, you are the beneficial purchaser and the third party is the record purchaser. (The conversion of previously owned Class A common stock to publicly traded common stock via the IPO is not eligible for a recovery because it was acquired before the IPO.) 5. Use Part I of this form entitled “Claimant Identification” to identify each beneficial owner of RTR publicly traded Class A common stock whose ownership forms the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL OWNER(S) OR THE LEGAL REPRESENTATIVE OF SUCH OWNER(S). All joint owners must sign this claim. If payments from the Net Settlement Fund are issued in the form of cash and Settlement Shares, any such stock will be issued electronically using the information provided in Part I, please make sure it is accurate and update as needed with the Claims Administrator. 6. Executors, administrators, guardians, conservators, custodians, trustees, and legal representatives must complete and sign this Claim Form on behalf of persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of the claim or result in rejection of the claim. 7. The proceeds of the proposed Settlement, if approved, may include, at the option of RTR, shares of RTR Class A common stock (the “Settlement Shares”). If Settlement Shares are issued, they will either be registered under the Securities Act or exempt from registration under Section 3(a)(10) of the Securities Act. Lead Counsel also has the right to decide, in its sole discretion, whether to (i) sell all or any portion of the Settlement Shares and distribute the net cash proceeds from the sale of the shares to Claimants who submit claims that are approved for payment (“Authorized Claimants”) or (ii) distribute the Settlement Shares to Authorized Claimants. If distributed, the Settlement Shares will be posted electronically to the brokerage accounts of Authorized Claimants. A supplemental request for information required to electronically post the Settlement Shares to a brokerage account will be sent to Authorized Claimants if shares are to be

- 3 - distributed. Failure to provide the information requested may lead to forfeiture of the Settlement Shares to which you might otherwise be eligible. C. IDENTIFICATION OF TRANSACTIONS 8. Use Part II of this form entitled “Transactions in RTR Publicly Traded Class A Common Stock” to supply all required details of your transaction(s) in RTR Class A common stock. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet. 9. On the schedules, provide all of the requested information with respect to your purchases/acquisitions and all of your sales of RTR Class A common stock during the relevant time periods, whether such transactions resulted in a profit or a loss. You must also provide all of the requested information with respect to the number of shares of RTR Class A common stock you held on several dates. Failure to report all such transactions may result in the rejection of your claim. 10. Claims must be accompanied by adequate supporting documentation for the transactions reported in the form of broker confirmation slips, broker account statements, an authorized statement from the broker containing the transactional information found in a broker confirmation slip, or such other documentation as is deemed adequate by the Claims Administrator and/or Lead Counsel. Self-generated emails or spreadsheets are not sufficient. Failure to provide sufficient documentation could delay verification of your claim or result in rejection of your claim. Claimants bear the burden of establishing their right to a recovery from the Net Settlement Fund. THE CLAIMS ADMINISTRATOR AND THE PARTIES DO NOT HAVE INFORMATION ABOUT YOUR TRANSACTIONS. 11. NOTICE REGARDING ELECTRONIC FILING: Certain Claimants with large numbers of transactions may request, either personally or through a legal representative, to submit information regarding their transactions in electronic files. This is different than submitting your claim online using the Settlement website. All such Claimants MUST also submit a manually signed paper Claim Form whether or not they also submit electronic copies. If you wish to submit your claim electronically, you must contact the Claims Administrator at (___) ___ - ____ or __@________ to obtain the required file layout. The Claims Administrator may also request that Claimants with a large number of transactions file their claims electronically. No electronic files will be considered to have been properly submitted unless the Claims Administrator issues to the Claimant a written acknowledgment of receipt and acceptance of electronically submitted data. 12. PLEASE NOTE: As set forth in the Plan of Allocation, each Authorized Claimant will receive his, her, or its pro rata share of the Net Settlement Fund. No cash payments for less than $10.00 will be made. In the event of a distribution of Settlement Shares, no fractional Settlement Shares will be issued.

- 4 - PART I – CLAIMANT IDENTIFICATION The Claims Administrator will use this information for all communications regarding this Claim Form and for payments from the Net Settlement Fund, including the issuance of Settlement Shares, if any. If this information changes, you MUST notify the Claims Administrator in writing at the address above. Complete names of all persons and entities must be provided. Beneficial Owner Name Co-Beneficial Owner Name Address 1 (Street Name and Number) Address 2 (Apartment or Unit Number) City State ZIP Foreign Province Foreign Country Telephone Number (cell) Telephone Number (other) Email Address (required) Account Number (if filing for multiple accounts, file a separate Claim Form for each account) Social Security Number (for individuals): OR Taxpayer Identification Number (for estates, trusts, corporations, etc.): Claimant Account Type (check appropriate box):  Individual (including joint owner accounts)  Pension Plan  Trust  Corporation  Estate  IRA/401K  Other ______________ (please specify)

- 5 - PART II –TRANSACTIONS IN RTR PUBLICLY TRADED CLASS A COMMON STOCK (Quantities and prices should not be converted to post-split values to reflect the Company’s April 3, 2024 reverse stock split. Please enter the quantity and prices in your trading records.) 1. BEGINNING HOLDINGS – State the total number of shares of RTR publicly traded Class A common stock held as of the opening of trading on October 27, 2021. (Must be documented.) If none, write “zero” or “0.” ______________ (It is unlikely that you will have an opening position given that the IPO occurred on or about October 27, 2021.) Confirm Proof of Position Enclosed ○ 2. PURCHASES/ACQUISITIONS FROM OCTOBER 27, 2021 THROUGH NOVEMBER 14, 2022 – Separately list each and every purchase/acquisition of RTR publicly traded Class A common stock from October 27, 2021 through, and including, the close of trading on November 14, 2022. (Must be documented.) Date of Purchase/ Acquisition (List Chronologically) (Month/Day/Year) Number of Shares Purchased/ Acquired Purchase/ Acquisition Price Per Share Total Purchase/ Acquisition Price (excluding taxes, commissions, and fees) Confirm Proof of Purchase/ Acquistion Enclosed / / $ $ ○ / / $ $ ○ / / $ $ ○ / / $ $ ○ 3. PURCHASES/ACQUISITIONS FROM NOVEMBER 15, 2022 THROUGH [DAY BEFORE EXECUTION OF STIPULATION] – State the total number of shares of RTR publicly traded Class A common stock purchased/acquired from November 15, 2022 through the close of trading on [day before execution of Stipulation]. (Must submit documentation.) _____________2 Confirm Proof of Position Enclosed ○ 4. SALES FROM OCTOBER 27, 2021 THROUGH [DAY BEFORE EXECUTION OF STIPULATION]– Separately list each and every sale of RTR publicly traded Class A common stock from after the opening of trading on October 27, 2021 through, and including, the close of trading on [day before execution of Stipulation]. (Must be documented.) IF NONE, CHECK HERE ○ IF YOU NEED ADDITIONAL SPACE TO LIST YOUR TRANSACTIONS, PLEASE PHOTOCOPY THIS PAGE, WRITE YOUR NAME, AND CHECK THIS BOX: [ ] 2 Information requested with respect to purchases/acquisitions from November 15, 2022 through the close of trading on [day before execution of Stipulation] is needed only in order for the Claims Administrator to confirm that you have reported all relevant transactions. Purchases/acquisitions during this period are not eligible for a recovery and will not be used for purposes of calculating Recognized Loss Amounts pursuant to the Plan of Allocation.

- 6 - Date of Sale (List Chronologically) (Month/Day/Year) Number of Shares Sold Sale Price Per Share Total Sale Price (excluding taxes, commissions, and fees) Confirm Proof of Sale Enclosed / / $ $ ○ / / $ $ ○ / / $ $ ○ / / $ $ ○ 5. HOLDINGS AS OF THE CLOSE OF TRADING ON [DAY BEFORE EXECUTION OF STIPULATION]– State the total number of shares of RTR publicly traded Class A common stock held as of the close of trading on [day before execution of Stipulation]. (Must be documented.) If none, write “zero” or “0.” ________________ Confirm Proof of Position Enclosed ○ PART III – SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS YOU MUST READ AND SIGN THE RELEASE BELOW. FAILURE TO SIGN MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM. 1. I (We) submit this Claim Form under the terms of the Stipulation and Agreement of Settlement, dated September ___, 2026 (the “Stipulation”). I (We) also submit to the jurisdiction of the United States District Court for the Eastern District of New York, with respect to my (our) claim as a Settlement Class Member(s) and for purposes of enforcing the release set forth herein. I (We) further acknowledge that I am (we are) bound by and subject to the terms of any judgment that may be entered in the Action. I (We) agree to furnish additional information to the Claims Administrator to support this claim (including transactions in other RTR securities) if requested to do so. I (We) have not submitted any other claim in the Action covering the same transactions in RTR publicly traded Class A common stock during the relevant periods and know of no other person having done so on my (our) behalf. 2. I (We) hereby warrant and represent that I am (we are) a Settlement Class Member as defined above, and that I am (we are) not excluded from the Settlement Class. 3. I (We) hereby acknowledge full and complete satisfaction of, and do hereby fully, finally, and forever, compromise, settle, release, resolve, relinquish, waive, discharge, and dismiss with prejudice all Released Plaintiffs’ Claims as to each and all of the Released Defendant Parties, both as defined in the Stipulation. This release shall be of no force or effect unless and until the Court approves the Settlement and the Settlement becomes effective on the Effective Date (as defined in the Stipulation). 4. I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this

- 7 - release or any other part or portion thereof. 5. I (We) hereby warrant and represent that I (we) have included the information requested about all of my (our) transactions in RTR publicly traded Class A common stock that are the subject of this claim, as well as the opening and closing positions in such securities held by me (us) on the dates requested in this Claim Form. 6. I (We) certify that I am (we are) not subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code. (Note: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, please strike out the prior sentence.) I (We) declare under penalty of perjury under the laws of the United States of America that all of the foregoing information supplied on this Claim Form by the undersigned is true and correct. Executed this ______ day of _________________, in _______________, _________________. (Month / Year) (City) (State/Country) ___________________________________ ________________________________ Signature of Claimant Signature of Joint Claimant, if any ___________________________________ _________________________________ Print Name of Claimant Print Name of Joint Claimant, if any (Capacity of person(s) signing, e.g., Beneficial Owner, Executor or Administrator) ACCURATE CLAIMS PROCESSING TAKES A SIGNIFICANT AMOUNT OF TIME. THANK YOU FOR YOUR PATIENCE. Reminder Checklist: 1. Please sign the above release and acknowledgement. 2. If this claim is being made on behalf of Joint Claimants, then both must sign. 3. Remember to attach copies of supporting documentation, if available. 4. Do not send originals of certificates. 6. If you desire an acknowledgment of receipt of your Claim Form, please send it Certified Mail, Return Receipt Requested. 7. If you move, please send your new address to: Rent the Runway Securities Settlement c/o ___ P.O. Box ___

- 8 - 5. Keep a copy of your Claim Form and all supporting documentation for your records. ___, ___ ____ www._______.com (_) ___ - ____ 8. Do not use red pen or highlighter on the Claim Form or supporting documentation.

Exhibit A-3

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Case No. 22-cv-06935-OEM-SDE SUMMARY NOTICE OF PENDENCY OF CLASS ACTION, PROPOSED SETTLEMENT, AND MOTION FOR ATTORNEYS’ FEES AND EXPENSES To: All persons and entities who or which purchased or acquired the publicly traded Class A common stock of Rent the Runway, Inc. (“RTR” or the “Company”) pursuant and/or traceable to the Offering Documents for RTR’s initial public offering (“IPO”) and were damaged thereby. YOU ARE HEREBY NOTIFIED, pursuant to Rule 23 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the Eastern District of New York, that Delaware Public Employees Retirement System and Denver Employees Retirement Plan (“Lead Plaintiffs”), on behalf of themselves and the other members of the proposed Settlement

2 Class; and defendant RTR; defendants Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth (the “Individual Defendants” and, together with RTR, the “RTR Defendants”); and defendants Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC (the “Underwriter Defendants” and, together with the RTR Defendants, the “Defendants”), have reached a proposed settlement of the claims in the above-captioned class action (the “Action”), and related claims, in the amount of $9,000,000 (the “Settlement”). The Settlement Amount consists of a Cash Settlement Amount ($6 million) and a Stock Component Amount ($3 million) payable in freely tradable shares of RTR Class A common stock (or common stock of any successor issuer) and/or, at the sole and exclusive option of RTR, cash. If Settlement Shares are issued, they either will be registered under the Securities Act of 1933 or exempt from registration under Section 3(a)(10) of the Securities Act of 1933, 15 U.S.C. § 77c (a)(10), as amended (“Section 3(a)(10)”). A hearing will be held before the Court on ___________, 2026 at __:__ _.m. (ET) at the United States District Court for the Eastern District of New York, Theodore Roosevelt United States Courthouse, 225 Cadman Plaza East, Courtroom 6C South, Brooklyn, New York 11201 (the “Settlement Hearing”) to determine whether the Court should: (i) approve the proposed Settlement as fair, reasonable, and adequate; (ii) dismiss the Action with prejudice, as provided in the Stipulation and Agreement of Settlement, dated ___________, 2026; (iii) for purposes of the Settlement only, finally certify the Settlement Class, finally certify Lead Plaintiffs as Class Representatives for the Settlement Class, and finally appoint the law firm of Labaton Keller

3 Sucharow LLP as Class Counsel for the Settlement Class; (iv) approve the terms and conditions of the issuance of the Settlement Shares (issued as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties), which shares may be issued pursuant to Section 3(a)(10), as fair to all persons and entities to whom the shares will be issued; (v) approve the proposed Plan of Allocation for distribution of the proceeds of the Settlement to Settlement Class Members; and (vi) approve Lead Counsel’s application for an award of attorneys’ fees and Litigation expenses. The Court may change the date of the Settlement Hearing, or hold it remotely, without providing another notice. You do NOT need to attend the Settlement Hearing to receive a distribution from the Net Settlement Fund. IF YOU ARE A MEMBER OF THE SETTLEMENT CLASS, YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT AND YOU MAY BE ENTITLED TO A MONETARY PAYMENT. If you have not yet received a Postcard Notice, you may obtain a copy, and the more detailed long-form Notice and Claim Form, by visiting the website for the Settlement, www._______, or by contacting the Claims Administrator at: Rent the Runway Securities Settlement c/o _____ P.O. Box ____ ___ City, STATE ZIP (__) ___-___ info@________ www.___________ Inquiries, other than requests for information about the status of a claim, may also be made to Lead Counsel: LABATON KELLER SUCHAROW LLP Alfred L. Fatale III, Esq.

4 140 Broadway New York, NY 10005 settlementquestions@labaton.com (888) 219-6877 If you are a Settlement Class Member, to be eligible to share in the distribution of the Net Settlement Fund, you must submit a Claim Form, in accordance with its instructions, so that it is postmarked or received no later than ________, 2026. If you are a Settlement Class Member and do not timely submit a valid Claim Form, you will not be entitled to share in the distribution of the Net Settlement Fund, except as otherwise ordered by the Court or allowed by Lead Counsel in its discretion, but you will nevertheless be bound by all judgments or orders entered by the Court, whether favorable or unfavorable. If you are a Settlement Class Member and wish to exclude yourself from the Settlement Class, you must submit a written request for exclusion in accordance with the instructions in the long-form Notice so that it is received no later than ______, 2026. If you properly exclude yourself from the Settlement Class, you will not be bound by any judgments or orders entered by the Court, whether favorable or unfavorable, but you will not be eligible to share in the distribution of the Net Settlement Fund. Any objections to the proposed Settlement, Lead Counsel’s Fee and Expense Application, and/or the proposed Plan of Allocation must be filed with the Court, either by mail or in person, and be mailed to counsel for the parties in accordance with the instructions in the long-form Notice so that they are received no later than _________, 2026. PLEASE DO NOT CONTACT THE COURT, DEFENDANTS, OR DEFENDANTS’ COUNSEL REGARDING THIS NOTICE DATED: __________________, 2026 BY ORDER OF THE COURT UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK

Exhibit A-4

Court-Ordered Legal Notice Important Legal Notice Authorized by the United States District Court, Eastern District of New York about the Settlement of a Class Action. If you purchased or otherwise acquired the publicly traded Class A common stock of Rent the Runway, Inc. (“RTR” or the “Company”) pursuant and/or traceable to the Offering Documents for RTR’s initial public offering (“IPO”) and were damaged thereby, a class action Settlement has been reached that will impact your legal rights. You may be eligible for a cash payment. Please read this postcard carefully. For more information, please visit www._______________.com. Scan QR Code for a more detailed notice about the proposed Settlement. [ADD QR CODE] Rent the Runway Securities Settlement c/o _______ P.O. Box ____ City, State Zip Postal Service: Please do not mark barcode [NAME1] [ADDR2] [CITY] [ST] [ZIP] [COUNTRY]

This postcard is to inform you that a proposed Settlement totaling $9 million in cash and common stock has been reached with Rent the Runway, Inc., Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, Mike Roth, and the underwriters named in the action (“Defendants”), which will resolve all claims, and related claims, in the class action, Sharma v. Rent the Runway, Inc., et al., No. 1:22-cv-6935 (E.D.N.Y.) (the “Action”). If approved, the Settlement will end the lawsuit, in which Lead Plaintiffs bring claims under the Securities Act of 1933 (the “Securities Act”). The remaining claims after court decisions allege that the Offering Documents for the IPO contained materially false and misleading statements and omissions concerning shipping costs. You received this postcard because you, or an investment account you represent, may be a member of the proposed Settlement Class (explained below). The issuance of this postcard does not reflect the opinion of the Court on the merits of the claims or defenses asserted by either side in the lawsuit. Defendants deny all liability or wrongdoing. Capitalized terms not defined in this postcard have the meanings in the Stipulation and Agreement of Settlement, dated as of September ___, 2026 (the “Stipulation”). THIS POSTCARD PROVIDES ONLY LIMITED INFORMATION ABOUT THE SETTLEMENT. PLEASE VISIT WWW.____.COM FOR MORE INFORMATION AND THE LONG-FORM NOTICE. What does the Settlement provide? RTR has agreed to cause the payment of $9 million, consisting of $6 million in cash and $3 million in freely tradeable stock (or cash, at its election), in exchange for the settlement and release of all claims in the Action and related claims (“Released Plaintiffs’ Claims”). The Settlement Amount, plus accrued interest with respect to cash, after deduction of Court-awarded attorneys’ fees and expenses, Notice and Administration Expenses, and Taxes, will be allocated among Settlement Class Members who submit valid claims. The Settlement Shares will be either registered under the Securities Act or exempt from registration under Section 3(a)(10) of the Securities Act (“Section 3(a)(10)”). Your pro rata share of the Settlement proceeds will depend on, among other things, the number and value of submitted claims, how many eligible shares of RTR publicly traded Class A common stock you bought, and when your shares were purchased, acquired, or sold. If all Settlement Class Members participate in the Settlement, the estimated average recovery will be approximately $1.41 per eligible share before deduction of Court-approved fees and costs. Your portion of the Settlement proceeds will be determined by the plan of allocation approved by the Court. The proposed plan is in the long-form Notice. Am I affected by the Settlement? Receipt of this postcard does not mean you are a Settlement Class Member. The Settlement Class is: all persons and entities who or which purchased or acquired the publicly traded Class A common stock of RTR pursuant and/or traceable to the Offering Documents for RTR’s IPO and were damaged thereby (the “Settlement Class”). Certain individuals and entities are excluded from the Settlement Class by definition. How do I get a payment? Receipt of this postcard does not mean you are eligible for a recovery. To qualify for payment, you must submit a valid Claim Form, which can be found at www._____.com, or you can request one by contacting the Claims Administrator. Claim Forms must be postmarked by _____, 2026 and be mailed to: Rent the Runway Securities Settlement, c/o ___, P.O. Box __, __, __ __, or be submitted online by _____, 2026. How will Lead Counsel be paid? The Court has appointed Labaton Keller Sucharow LLP as Lead Counsel for the Settlement Class. It will ask the Court to award up to 20% of the Settlement Fund as attorneys’ fees, plus expenses of no more than $250,000, which may include reimbursement to Lead Plaintiffs for their costs pursuant to the PSLRA, 15 U.S.C. §77z-1(a)(4). These fees and costs would total approximately $0.32 per eligible share. What are my other options? You may request exclusion from the Settlement Class by ______, 2026; object to the Settlement, the terms of the issuance of Settlement Shares, the plan of allocation, or the Fee and Expense Application by _______, 2026, or do nothing. If you exclude yourself, you may be able to pursue the claims being settled on your own, but you cannot get money from the Settlement or object. If the Court does not approve the Settlement, no payments will be made, and the lawsuit will continue. By doing nothing, you will get no payment, and you will not be able to sue any of the Released Defendant Parties for the Released Plaintiffs’ Claims. The long-form Notice provides instructions for submitting a Claim Form, requesting exclusion, and objecting, and you must comply with all of the instructions. Visit www.___________.com. What happens next? The Court will hold a hearing on ____, 2026 at __:__ _.m. (ET) to consider whether to approve the Settlement, the Fee and Expense Application, or the plan of allocation. You will be represented by Lead Counsel unless you enter an appearance through your own counsel, at your cost. You may attend the hearing and do not need an attorney to do so. Questions? To learn more, scan the QR code, visit www.________________.com, call (___) ___-___, email info@_______com, or write Rent the Runway Securities Settlement c/o ____ P.O. Box ____, City, State, Zip.

Exhibit B

UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK RAJAT SHARMA, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. RENT THE RUNWAY, INC., JENNIFER Y. HYMAN, SCARLETT O’SULLIVAN, TIM BIXBY, JENNIFER FLEISS, SCOTT FRIEND, MELANIE HARRIS, BETH KAPLAN, DAN NOVA, GWYNETH PALTROW, CARLEY RONEY, DAN ROSENSWEIG, MIKE ROTH, GOLDMAN SACHS & CO. LLC, MORGAN STANLEY & CO. LLC, BARCLAYS CAPITAL INC., CREDIT SUISSE SECURITIES (USA) LLC, PIPER SANDLER & CO., WELLS FARGO SECURITIES, LLC, JMP SECURITIES LLC, KEYBANC CAPITAL MARKETS INC., and TELSEY ADVISORY GROUP LLC, Defendants, Case No. 22-cv-06935-OEM-SDE [PROPOSED] FINAL JUDGMENT WHEREAS: A. Court appointed Lead Plaintiffs Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan (collectively, “Lead Plaintiffs”), on behalf of themselves and the Settlement Class (defined below), on the one hand, and defendants Rent the Runway, Inc. (“RTR” or the “Company”); defendants Jennifer Y. Hyman, Scarlett O’Sullivan, Tim Bixby, Jennifer Fleiss, Scott Friend, Melanie Harris, Beth Kaplan, Dan Nova, Gwyneth Paltrow, Carley Roney, Dan Rosensweig, and Mike Roth (the “Individual Defendants” and, together with RTR, the “RTR Defendants”); and defendants Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC,

2 Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Piper Sandler & Co., Wells Fargo Securities, LLC, JMP Securities LLC (n/k/a Citizens JMP Securities, LLC), KeyBanc Capital Markets Inc., and Telsey Advisory Group LLC (the “Underwriter Defendants” and, together with the RTR Defendants, the “Defendants”), on the other, have entered into the Stipulation and Agreement of Settlement, dated September __, 2026 (the “Stipulation”), which provides for a complete dismissal with prejudice of the claims asserted in the Action, and related claims, on the terms and conditions set forth in the Stipulation, subject to the approval of this Court (the “Settlement”); B. Pursuant to the Order Granting Preliminary Approval of Class Action Settlement, Approving Form and Manner of Notice, and Setting Date for Hearing on Final Approval of Settlement, entered _________, 2026 (the “Preliminary Approval Order”), the Court scheduled a hearing for ________, 2026 at ___:___ __.m. (the “Settlement Hearing”) to, among other things: (i) determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate, and should be approved by the Court; (ii) determine whether a judgment as provided for in the Stipulation should be entered dismissing this Action with prejudice; (iii) determine whether the terms and conditions of the issuance of the Settlement Shares (issued as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties), which shares may be issued pursuant to the exemption from registration requirements under Section 3(a)(10) of the Securities Act of 1933, 15 U.S.C. 77c (a)(10), as amended, (“Section 3(a)(10)”), are fair to all persons and entities to whom the shares will be issued; and (iv) rule on Lead Counsel’s Fee and Expense Application;

3 C. The Court ordered that the Postcard Notice, substantially in the form attached to the Preliminary Approval Order as Exhibit 4, be mailed by first-class mail, postage prepaid, on or before ten (10) business days after the date of entry of the Preliminary Approval Order (the “Notice Date”) to all potential Settlement Class Members who could be identified through reasonable effort, that the Summary Notice of the proposed Settlement and Fee and Expense Application (the “Summary Notice”), substantially in the form attached to the Preliminary Approval Order as Exhibit 3, be published in The Wall Street Journal and transmitted over PR Newswire within fourteen (14) calendar days of the Notice Date; and that the long-form Notice of Pendency of Class Action, Proposed Settlement, and Motion for Attorneys’ Fees and Expenses (“Notice”) and the Proof of Claim and Release form (“Claim Form”), substantially in the forms attached to the Preliminary Approval Order as Exhibits 1 and 2, be posted on the website for the Settlement developed by the Claims Administrator, from which copies of the long-form Notice and Claim Form can be downloaded; D. The notices advised potential Settlement Class Members of the date, time, place, and purpose of the Settlement Hearing, and of their right to appear. The notices further advised that any objections to the Settlement were required to be filed with the Court on or before __________, 2026; E. The provisions of the Preliminary Approval Order as to notice were complied with; F. As required by the Preliminary Approval Order, on ______, 2026, Lead Plaintiff moved for final approval of the Settlement. The Settlement Hearing was duly held before this Court on ________, 2026, at which time all interested persons and entities were afforded the opportunity to be heard; and

4 G. This Court has duly considered Lead Plaintiffs’ motion for final approval of the Settlement, the affidavits, declarations, memoranda of law submitted in support thereof, the Stipulation, and all of the submissions and arguments presented with respect to the proposed Settlement at the Settlement Hearing; NOW, THEREFORE, after due deliberation, IT IS ORDERED, ADJUDGED AND DECREED that: 1. Incorporation of Settlement Documents. This Judgment incorporates and makes a part hereof: (i) the Stipulation filed with the Court on _________, 2026; and (ii) the long-form Notice and Postcard Notice, which were filed with the Court on _________, 2026. Capitalized terms not defined in this Judgment shall have the meanings set forth in the Stipulation. 2. Jurisdiction. This Court has jurisdiction over the subject matter of the Action and all matters relating to the Settlement, as well as personal jurisdiction over all parties to the Action, including all Settlement Class Members. 3. Class Certification for Purposes of Settlement. The Court hereby affirms its determinations in the Preliminary Approval Order and finally certifies, for purposes of the Settlement only, pursuant to Rules 23(a) and (b)(3) of the Federal Rules of Civil Procedure, the Settlement Class of: all persons and entities who or which purchased or acquired the publicly traded Class A common stock of RTR pursuant and/or traceable to the Offering Documents for RTR’s initial public offering and were damaged thereby. Excluded from the Settlement Class are: (i) Defendants; (ii) Immediate Family Members of any Individual Defendant; (iii) any person who was an officer, director, or control person of RTR or the Underwriter Defendants, at all relevant times; (iv) any firm, trust, corporation, or other entity in which any excluded person or entity has or had a controlling interest and/or beneficial interest; (v) parents, affiliates, or subsidiaries of RTR

5 or the Underwriter Defendants; (vi) RTR’s employee retirement and benefit plan(s) and their participants or beneficiaries, to the extent they made purchases or acquisitions through such plan(s); and (vii) the legal representatives, heirs, successors, or assigns of any excluded person or entity, each in their respective capacity as such. However, notwithstanding the exclusions listed above, any “Investment Vehicle” shall not be excluded from the Settlement Class and shall not be deemed an excluded person or entity. Also excluded from the Settlement Class are those persons and entities who or which excluded themselves from the Settlement Class by submitting a timely and valid request for exclusion. [Exhibit A attached hereto lists the requests for exclusion that are being accepted by the Court.] 4. Pursuant to Rule 23 of the Federal Rules of Civil Procedure and for purposes of the Settlement only, the Court hereby re-affirms its determinations in the Preliminary Approval Order and finally certifies Lead Plaintiffs Delaware Public Employees’ Retirement System and Denver Employees Retirement Plan as Class Representatives for the Settlement Class; and finally appoints the law firm of Labaton Keller Sucharow LLP as Class Counsel for the Settlement Class. 5. Notice. The Court finds that the dissemination of the Postcard Notice, Summary Notice, long-form Notice, and Claim Form: (i) complied with the Preliminary Approval Order; (ii) constituted the best notice practicable under the circumstances; (iii) constituted notice that was reasonably calculated to apprise Settlement Class Members of the effect of the Settlement, of the reliance on Section 3(a)(10) exemption with respect to the Settlement Shares, of the proposed Plan of Allocation for the proceeds of the Settlement, of Lead Counsel’s request for payment of attorneys’ fees and expenses incurred in connection with the prosecution of the Action, of Settlement Class Members’ rights to object thereto, to request exclusion, and of their right to appear at the Settlement Hearing; (iv) constituted due, adequate, and sufficient notice to all persons

6 and entities entitled to receive notice of the proposed Settlement; and (v) satisfied the notice requirements of Rule 23 of the Federal Rules of Civil Procedure, the United States Constitution (including the Due Process Clause), and Section 27 of the Securities Act of 1933, 15 U.S.C. §77z- 1(a)(7), as amended by the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). No Settlement Class Member is relieved from the terms and conditions of the Settlement, including the releases provided for in the Stipulation, based upon the contention or proof that such Settlement Class Member failed to receive actual or adequate notice. A full opportunity has been offered to the Settlement Class to object to the proposed Settlement, to seek exclusion from the Settlement Class, and to participate in the hearing thereon. Thus, it is hereby determined that all Settlement Class Members are bound by this Judgment. 6. Objections. [There have been no objections to the Settlement.] 7. Final Settlement Approval and Dismissal of Claims. Pursuant to Rule 23(e)(2) of the Federal Rules of Civil Procedure, the Court hereby approves the Settlement and finds that in light of the benefits to the Settlement Class, the complexity and expense of further litigation, the risks of establishing liability and damages, and the costs of continued litigation, said Settlement is, in all respects, fair, reasonable, and adequate, having considered and found that: (a) Lead Plaintiffs and Lead Counsel have adequately represented the Settlement Class; (b) the proposal was negotiated in good faith and at arm’s-length between experienced counsel; (c) the relief provided for the Settlement Class is adequate, having taken into account (i) the costs, risks, and delay of trial and appeal; (ii) the effectiveness of any proposed method of distributing relief to the Settlement Class, including the method of processing Settlement Class Member claims; (iii) the terms of any proposed award of attorneys’ fees, including timing of payment; and (iv) any agreement required to be identified under Rule 23(e)(3); and (d) the proposed Plan of Allocation

7 treats Settlement Class Members equitably relative to each other. Accordingly, the Settlement is hereby approved in all respects and shall be consummated in accordance with the terms and provisions of the Stipulation. 8. Lead Plaintiffs’ Corrected Amended Class Action Complaint for Violations of the Federal Securities Laws, filed on September 5, 2023, is dismissed in its entirety, with prejudice, as to Lead Plaintiffs, other Settlement Class Members, and Releasing Plaintiff Parties, and as to each of the Defendants, and without costs to any party, except as otherwise provided in the Stipulation. 9. Settlement Shares. The Court, after holding the Settlement Hearing, hereby finds that: (a) the Settlement Shares are to be issued solely in exchange for bona fide outstanding claims; (b) adequate notice was given to all persons and entities to whom the Settlement Shares will be issued; and (c) all persons and entities to whom the Settlement Shares will be issued have had the right and opportunity to appear at the Settlement Hearing, there have been no improper impediments to the appearance of such persons and entities at the Settlement Hearing, and the Settlement Hearing was open to all persons and entities to whom the Settlement Shares will be issued. The Court hereby acknowledges that it was advised prior to the Settlement Hearing that, pursuant to the terms of the Stipulation, the Settlement Shares may be issued to the Settlement Class (and to Lead Counsel, as may be awarded by the Court) in reliance upon the exemption from registration provided by Section 3(a)(10) of the Securities Act, based on this Court’s approval of the Settlement. The Court hereby finds that the terms and conditions of the issuance of the Settlement Shares, pursuant to the terms of the Stipulation, in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties, are fair to all persons and entities to whom the Settlement Shares will be issued. The Court hereby approves the

8 terms and conditions of the issuance of the Settlement Shares as part of the consideration provided in exchange for the settlement and release of the Released Plaintiffs’ Claims against the Released Defendant Parties. 10. Rule 11 and PSLRA Findings. Pursuant to the PSLRA, the Court finds that during the course of the Action, the Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure. 11. Releases. The releases set forth in paragraphs 3 and 4 of the Stipulation, together with the definitions contained in paragraph 1 of the Stipulation relating thereto, are expressly incorporated herein in all respects. 12. By operation of this Judgment, as of the Effective Date of the Settlement, Lead Plaintiffs and each and every other Settlement Class Member and each Releasing Plaintiff Party, in their capacities as such, shall be deemed to have, and by operation of this Judgment shall have, (i) fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed with prejudice each and every one of the Released Plaintiffs’ Claims against each and every one of the Released Defendant Parties, (ii) covenanted not to sue any Released Defendant Parties with respect to all such Released Plaintiffs’ Claims, and (iii) shall forever be barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting, or maintaining any action or other proceeding, in any forum, asserting any and all of the Released Plaintiffs’ Claims against any and all of the Released Defendant Parties, whether or not a Settlement Class Member executes and delivers a Claim Form or shares in the Net Settlement Fund. 13. By operation of this Judgment, as of the Effective Date, Defendants, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, legal

9 representatives, estates, predecessors, successors, and assigns, in their capacities as such, shall be deemed to have, and by operation of this Judgment shall have, (i) fully, finally, and forever compromised, settled, released, resolved, relinquished, and waived each and every one of the Released Defendants’ Claims against each and every one of the Released Plaintiff Parties, (ii) covenanted not to sue any Released Plaintiff Party with respect to all such Released Defendants’ Claims, and (ii) shall forever be barred and enjoined, to the fullest extent permitted by law, from commencing, instituting, prosecuting or maintaining any action or other proceeding, in any forum, asserting any and all of the Released Defendants’ Claims against any and all of the Released Plaintiff Parties. 14. Notwithstanding paragraphs 11-13 above, nothing in this Judgment shall bar any action by any of the Parties to enforce or effectuate the terms of the Stipulation or this Judgment. 15. Notwithstanding anything to the contrary, nothing in this Judgement, the Stipulation, or the Settlement shall (i) release any insurer, co-insurer, excess insurer, or re-insurer from any obligation owed to any Defendant in the Action for indemnity or coverage under or relating to any policy of liability or other insurance policy; (ii) release or impair the Underwriter Defendants’ obligations to each other under the agreement among underwriters for the IPO; or (iii) release or impair any Underwriter Defendant’s right to indemnification, contributions, or advancement from RTR arising under or relating to the underwriting agreement for the IPO or any other agreement between the Underwriter Defendants and RTR. 16. Binding Effect. Each Settlement Class Member, whether or not such Settlement Class Member executes and delivers a Claim Form or receives a payment from the Net Settlement Fund, is bound by this Judgment, including, without limitation, the release of claims as set forth

10 in the Stipulation and paragraph 11 above. [The Persons listed on Exhibit A hereto are excluded from the Settlement Class pursuant to request and are not so bound.] 17. No Admissions. This Judgment and the Stipulation, whether or not consummated or Final, and any discussion, negotiation, proceeding, drafts, or agreement relating to the mediation, the Stipulation, the Settlement, the Supplemental Agreement, and any matter arising in connection with settlement discussions or negotiations, proceedings, or agreements, shall not be offered or received against or to the prejudice of the Parties or their respective counsel, for any purpose other than in an action to enforce the terms hereof, and in particular, but without limitation: (a) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Defendant Parties with respect to the truth of any allegation by Lead Plaintiffs or the Settlement Class, or the validity of any claim that has been or could have been asserted in the Action or in any litigation, including but not limited to the Released Plaintiffs’ Claims, or of any liability, damages, negligence, fault or wrongdoing of any of the Released Defendant Parties or any Person or entity whatsoever; (b) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties as evidence of a presumption, concession, or admission of any fault, misrepresentation, or omission with respect to any statement or written document approved or made by the Released Defendant Parties, or against or to the prejudice of Lead Plaintiffs, or any other member of the Settlement Class as evidence of any infirmity in the claims of Lead Plaintiffs, or the other members of the Settlement Class;

11 (c) do not constitute, and shall not be offered or received against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, any other member of the Settlement Class, or their respective counsel, as evidence of a presumption, concession, or admission with respect to any liability, damages, negligence, fault, infirmity, or wrongdoing, or in any way referred to for any other reason against or to the prejudice of any of the Released Defendant Parties, Lead Plaintiffs, other members of the Settlement Class, or their respective counsel, in any other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; (d) do not constitute, and shall not be construed against any of the Released Defendant Parties, Lead Plaintiffs, or any other member of the Settlement Class, as an admission or concession that the consideration to be given hereunder represents the amount that could be or would have been recovered after trial; (e) do not constitute, and shall not be construed as or received in evidence as an admission, concession, or presumption against Lead Plaintiffs or any other member of the Settlement Class that any of their claims are without merit or infirm or that damages recoverable under the Complaint would not have exceeded the Settlement Amount; and (f) without limiting the generality of the foregoing, all of Defendants expressly have denied, and continue to deny, any fault, liability, or wrongdoing of any kind and that the evidence developed supports in any way the claims asserted. Defendants also have denied and continue to deny each and every one of the allegations, claims and contentions alleged in the Complaint. Defendants also have denied and continue to deny, among other things, each and all of the claims alleged by Lead Plaintiffs in the Action, including, without limitation, any liability arising out of any of the allegations, transactions, facts, matters or occurrences, representations, or

12 omissions that were alleged, or that could have been alleged, in the Action. Defendants also have denied, and continue to deny, among other things, that the Offering Documents contained any misstatements or omissions giving rise to any liability under the Securities Act or otherwise. Defendants also have denied, and continue to deny, among other things, that Lead Plaintiffs or any Settlement Class Member were harmed or suffered any loss or damages as a result of any of the conduct alleged in the Action or that could have been alleged as part of the Action, including the conduct alleged in the Complaint. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Action. 18. Termination of the Settlement. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated per the terms of the Stipulation, and in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation, and the Settlement Fund shall be returned in accordance with paragraph 48 of the Stipulation. 19. Modification of the Stipulation. Without further approval from the Court, Lead Plaintiffs and Defendants are hereby authorized, upon written agreement signed by counsel on behalf of both Lead Plaintiffs and Defendants (or their successors-in-interest), who would be materially and adversely affected by the modification or amendment, to adopt such amendments or modifications of the Stipulation or any exhibits attached thereto to effectuate the Settlement that: (a) are not materially inconsistent with this Judgment; and (b) do not materially limit the rights of Settlement Class Members in connection with the Settlement. Without further order of

13 the Court, the Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation. 20. Fee Order and Order on Plan of Allocation. A separate order shall be entered regarding Lead Counsel’s application for attorneys’ fees and payment of expenses as allowed by the Court. A separate order shall be entered regarding the proposed Plan of Allocation for the Net Settlement Fund. Such orders shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment. Such orders shall in no way affect or delay the finality of this Judgment and shall not affect or delay the Effective Date of the Settlement. 21. Retention of Jurisdiction. Without affecting the finality of this Judgment in any way, this Court, hereby retains continuing jurisdiction over: (i) implementation of the Settlement; (ii) the allowance, disallowance, or adjustment of any Settlement Class Member’s claim on equitable grounds and any related award from the Net Settlement Fund; (iii) any applications for attorneys’ fees, costs, interest, and payment of expenses in the Action; (iv) all Parties for the purpose of construing, enforcing and administering the Settlement and this Judgment; and (v) other matters related or ancillary to the foregoing. 22. Confidentiality. The Court’s orders entered during this Action related to the confidentiality of information shall survive this Judgment. 23. Entry of Final Judgment. There is no just reason for delay in the entry of this Judgment and immediate entry by the Clerk of the Court is respectfully directed.

14 SO ORDERED this _______ day of ______________ 2026. THE HONORABLE ORELIA E. MERCHANT UNITED STATES DISTRICT JUDGE

15 EXHIBIT A List of Persons and Entities Excluded from the Settlement Class Pursuant to Request